SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                        AXP California Tax-Exempt Trust
                           AXP Discovery Series, Inc.
                            AXP Equity Series, Inc.
                         AXP Fixed Income Series, Inc.
                            AXP Global Series, Inc.
                       AXP Government Income Series, Inc.
                            AXP Growth Series, Inc.
                       AXP High Yield Income Series, Inc.
                     AXP High Yield Tax-Exempt Series, Inc.
                         AXP International Series, Inc.
                          AXP Investment Series, Inc.
                            AXP Managed Series, Inc.
                       AXP Market Advantage Series, Inc.
                         AXP Money Market Series, Inc.
                    AXP Partners International Series, Inc.
                           AXP Partners Series, Inc.
                            AXP Sector Series, Inc.
                           AXP Selected Series, Inc.
                      AXP Special Tax-Exempt Series Trust
                           AXP Strategy Series, Inc.
                          AXP Tax-Exempt Series, Inc.
                        AXP Tax-Free Money Series, Inc.
                  AXP Variable Portfolio - Income Series, Inc.
                AXP Variable Portfolio - Investment Series, Inc.
                 AXP Variable Portfolio - Managed Series, Inc.
               AXP Variable Portfolio - Money Market Series, Inc.
                 AXP Variable Portfolio - Partners Series, Inc.
                  AXP Variable Portfolio - Select Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

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      (4) Proposed maximum aggregated value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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

                                RIVERSOURCE FUNDS
                   (FORMERLY KNOWN AS AMERICAN EXPRESS FUNDS)

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                    NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                            TO BE HELD FEB. 15, 2006

RETAIL FUNDS:

AXP CALIFORNIA TAX-EXEMPT TRUST

  - RiverSource California Tax-Exempt Fund

AXP DISCOVERY SERIES, INC.

  - RiverSource Core Bond Fund

  - RiverSource Income Opportunities Fund

  - RiverSource Inflation Protected Securities Fund

  - RiverSource Limited Duration Bond Fund

AXP EQUITY SERIES, INC.

  - RiverSource Mid Cap Growth Fund

AXP FIXED INCOME SERIES, INC.

  - RiverSource Diversified Bond Fund

AXP GLOBAL SERIES, INC.

  - RiverSource Emerging Markets Fund

  - RiverSource Global Bond Fund

  - RiverSource Global Equity Fund

  - RiverSource Global Technology Fund

AXP GOVERNMENT INCOME SERIES, INC.

  - RiverSource Short Duration U.S. Government Fund

  - RiverSource U.S. Government Mortgage Fund

AXP GROWTH SERIES, INC.

  - RiverSource Disciplined Equity Fund

  - RiverSource Growth Fund

  - RiverSource Large Cap Equity Fund

  - RiverSource Large Cap Value Fund

AXP HIGH YIELD INCOME SERIES, INC.

  - RiverSource High Yield Bond Fund

AXP HIGH YIELD TAX-EXEMPT SERIES, INC.

  - RiverSource Tax-Exempt High Income Fund

AXP INTERNATIONAL SERIES, INC.

  - RiverSource European Equity Fund

  - RiverSource International Opportunity Fund

AXP INVESTMENT SERIES, INC.

  - RiverSource Balanced Fund

  - RiverSource Diversified Equity Income Fund

  - RiverSource Mid Cap Value Fund

AXP MANAGED SERIES, INC.

  - RiverSource Strategic Allocation Fund

AXP MARKET ADVANTAGE SERIES, INC.

  - RiverSource Portfolio Builder Aggressive Fund

  - RiverSource Portfolio Builder Conservative Fund

  - RiverSource Portfolio Builder Moderate Fund

  - RiverSource Portfolio Builder Moderate Aggressive Fund

  - RiverSource Portfolio Builder Moderate Conservative Fund

  - RiverSource Portfolio Builder Total Equity Fund

  - RiverSource S&P 500 Index Fund

  - RiverSource Small Company Index Fund

AXP MONEY MARKET SERIES, INC.

  - RiverSource Cash Management Fund

AXP PARTNERS INTERNATIONAL SERIES, INC.

  - RiverSource International Aggressive Growth Fund

  - RiverSource International Equity Fund

  - RiverSource International Select Value Fund

  - RiverSource International Small Cap Fund

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AXP PARTNERS SERIES, INC.

  - RiverSource Aggressive Growth Fund

  - RiverSource Fundamental Growth Fund

  - RiverSource Fundamental Value Fund

  - RiverSource Select Value Fund

  - RiverSource Small Cap Equity Fund

  - RiverSource Small Cap Value Fund

  - RiverSource Value Fund

AXP SECTOR SERIES, INC.

  - RiverSource Dividend Opportunity Fund

  - RiverSource Real Estate Fund

AXP SELECTED SERIES, INC.

  - RiverSource Precious Metals Fund

AXP SPECIAL TAX-EXEMPT SERIES TRUST

  - RiverSource Massachusetts Tax-Exempt Fund

  - RiverSource Michigan Tax-Exempt Fund

  - RiverSource Minnesota Tax-Exempt Fund

  - RiverSource New York Tax-Exempt Fund

  - RiverSource Ohio Tax-Exempt Fund

AXP STRATEGY SERIES, INC.

  - RiverSource Equity Value Fund

  - RiverSource Small Cap Growth Fund

  - RiverSource Small Cap Advantage Fund

AXP TAX-EXEMPT SERIES, INC.

  - RiverSource Intermediate Tax-Exempt Fund

  - RiverSource Tax-Exempt Bond Fund

AXP TAX-FREE MONEY SERIES, INC.

  - RiverSource Tax-Exempt Money Market Fund

VARIABLE PORTFOLIO FUNDS:

AXP VARIABLE PORTFOLIO INCOME SERIES, INC.

  - RiverSource Variable Portfolio Core Bond Fund

  - RiverSource Variable Portfolio Diversified Bond Fund

  - RiverSource Variable Portfolio Global Bond Fund

  - RiverSource Variable Portfolio Global Inflation Protected Securities Fund

  - RiverSource Variable Portfolio High Yield Bond Fund

  - RiverSource Variable Portfolio Income Opportunities Fund

  - RiverSource Variable Portfolio Short Duration U.S. Government Fund

AXP VARIABLE PORTFOLIO INVESTMENT SERIES, INC.

  - RiverSource Variable Portfolio Emerging Markets Fund

  - RiverSource Variable Portfolio Growth Fund

  - RiverSource Variable Portfolio International Opportunity Fund

  - RiverSource Variable Portfolio Large Cap Equity Fund

  - RiverSource Variable Portfolio Large Cap Value Fund

  - RiverSource Variable Portfolio Mid Cap Growth Fund

  - RiverSource Variable Portfolio Mid Cap Value Fund

  - RiverSource Variable Portfolio S&P 500 Index Fund

  - RiverSource Variable Portfolio Small Cap Advantage Fund

AXP VARIABLE PORTFOLIO MANAGED SERIES, INC.

  - RiverSource Variable Portfolio Balanced Fund

  - RiverSource Variable Portfolio Diversified Equity Income Fund

AXP VARIABLE PORTFOLIO MONEY MARKET SERIES, INC.

  - RiverSource Variable Portfolio Cash Management Fund

AXP VARIABLE PORTFOLIO PARTNERS SERIES, INC.

  - RiverSource Variable Portfolio Select Value Fund

  - RiverSource Variable Portfolio Small Cap Value Fund

AXP VARIABLE PORTFOLIO SELECT SERIES, INC.

  - RiverSource Variable Portfolio Core Equity Fund

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

At the end of this proxy statement is a table that shows former AXP fund names and the corresponding new RiverSource fund names

Your fund will hold a shareholders' meeting at 10:00 a.m. on Feb. 15, 2006, at the IDS Center, 80 South Eighth St., Minneapolis, MN in the Galaxy Room on the 50th floor. This will be a joint meeting of the funds listed above. If you plan to attend the meeting in person and need special arrangements, please contact Leslie L. Ogg. The purpose of the meeting is to consider the issues described in the following pages. You are entitled to vote at the meeting if you were a shareholder on Dec. 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on the enclosed proxy card. You must vote separately for each fund you own. The Board of Directors/Trustees recommends that you vote FOR each proposal.

By Order of the Board of Directors/Trustees

Leslie L. Ogg, Secretary

Dec. 16, 2005

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                 PROXY STATEMENT

This is a combined proxy statement for the funds listed on the previous pages. There are five sections to this proxy statement:

SECTION                                                                     PAGE

A -- Overview                                                                 __

B -- Fund Proposals                                                           __

C -- Proxy Voting and Shareholder Meeting Information                         __

D -- Fund Information                                                         __

E -- Board Member Information                                                 __

Under each Proposal the terms "fund" or "funds" are used, as context requires, to refer to the funds subject to the Proposal.

Please be sure to read the proxy statement before you vote. Enclosed is a proxy voting card for each of the funds you own covering all of the issues described in this proxy statement. It is important that you vote for each fund. If you have questions, please call your advisor or (877) 256-6085. This proxy statement was first mailed to shareholders the week of Dec. 16, 2005.

                            PLEASE VOTE IMMEDIATELY.
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

SECTION A - OVERVIEW

The Boards of Directors/Trustees (the "Board") of the RiverSource Funds are asking you to vote on the following proposals. The proposals are described in detail in Section B.

PROPOSAL                                                         FUNDS AFFECTED
------------------------------------------------------------------------------------------------------------------------------
1. Elect Board members                                           All Funds

2. Amend the Articles of Incorporation to permit the Board to    All Funds except California Tax-Exempt, Massachusetts
   establish the minimum account value and to change the name    Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New
   of the corporation                                            York Tax-Exempt and Ohio Tax-Exempt

3. Approve an Investment Management Services Agreement with      All Funds
   RiverSource Investments, LLC ("RiverSource Investments")

4. Approve Subadvisory Agreement between RiverSource             Small Cap Advantage, VP Small Cap Advantage
   Investments and Kenwood Capital Management LLC

5. Approve a Subadvisory Agreement between RiverSource           Emerging Markets, European Equity, Global Equity,
   Investments and Threadneedle International Limited            International Opportunity, VP Emerging Markets, VP
                                                                 International Opportunity

6. Approve a Subadvisory Agreement between RiverSource           Fundamental Value
   Investments and Davis Advisors

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL                                                         FUNDS AFFECTED
--------------------------------------------------------------------------------------------------------------------------------
7. Approve changes in fundamental policies                       A. All Funds except California Tax-Exempt, Global Bond,
   A. Diversification                                               Global Technology, Inflation Protected Securities,
                                                                    Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota
                                                                    Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt, Portfolio
                                                                    Builder Aggressive, Portfolio Builder Conservative,
                                                                    Portfolio Builder Moderate Fund, Portfolio Builder Moderate
                                                                    Aggressive, Portfolio Builder Moderate Conservative,
                                                                    Portfolio Builder Total Equity, Precious Metals, VP Global
                                                                    Bond

   B. Ten Percent Limitation in Single Issuer                    B. Balanced, Cash Management, Diversified Bond, Diversified
                                                                    Equity Income, Dividend Opportunity, Emerging Markets,
                                                                    Equity Value, European Equity, Global Bond, Global Equity,
                                                                    Growth, High Yield Bond, Intermediate Tax-Exempt,
                                                                    International Opportunity, Mid Cap Growth, Real Estate, S&P
                                                                    500 Index, Select Value, Short Duration U.S. Gov't, Small
                                                                    Cap Growth, Small Cap Advantage, Small Cap Value, Small
                                                                    Company Index, Strategic Allocation, Tax-Exempt Bond,
                                                                    Tax-Exempt High Income, Tax-Exempt Money Market, U.S. Gov't
                                                                    Mortgage, VP Balanced, VP Cash Management, VP Diversified
                                                                    Bond, VP Diversified Equity Income, VP Emerging Markets, VP
                                                                    Global Bond, VP Growth, VP High Yield Bond, VP
                                                                    International Opportunity, VP Large Cap Equity, VP Mid Cap
                                                                    Growth, VP S&P 500 Index, VP Short Duration U.S. Gov't, VP
                                                                    Small Cap Value

   C. Lending                                                    C. All Funds

   D. Borrowing                                                  D. All Funds

   E. Precious Metals                                            E. Precious Metals

8. Transact other business                                       All Funds

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

SECTION B - FUND PROPOSALS

PROPOSAL 1: ELECTION OF BOARD MEMBERS
(Applies to: ALL FUNDS)

NOMINEES FOR THE BOARD. Nominees are listed in the following table. Each person is a nominee for each of the 90 RiverSource Funds. Each nominee was elected a member of the Board at the last regular shareholders' meeting except for Ms. Flynn, Ms. Paglia, Mr. Laikind, Ms. Blatz and Ms. Pryor. These nominees were recommended for the position of Board member by the independent Board members. Ms. Flynn and Ms. Paglia began serving the fund in 2004. Mr. Laikind and Ms. Blatz began serving the fund in 2005.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who must retire after her 75th birthday.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

TABLE B-1. INDEPENDENT NOMINEES

NAME,                           POSITION HELD WITH
ADDRESS,                        FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                             SERVICE             DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS    COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 51

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

NAME,                           POSITION HELD WITH
ADDRESS,                        FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                             SERVICE             DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS    COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                 Board member        Chair, Board Services                                 Contracts,
901 S. Marquette Ave.           since 1999          Corporation (provides                                 Executive,
Minneapolis, MN 55402                               administrative services to                            Investment Review,
Age 71                                              boards). Former Governor of                           Board Effectiveness
                                                    Minnesota.

Patricia M. Flynn               Board member        Trustee Professor of                                  Investment Review,
901 S. Marquette Ave.           since 2004          Economics and Management,                             Joint Audit
Minneapolis, MN 55402                               Bentley College; former
Age 54                                              Dean, McCallum Graduate
                                                    School of Business, Bentley
                                                    College

Anne P. Jones                   Board member        Attorney and consultant                               Joint Audit, Board
901 S. Marquette Ave.           since 1985                                                                Effectiveness,
Minneapolis, MN 55402                                                                                     Executive,
Age 70                                                                                                    Investment Review

Jeffrey Laikind                 Board member        Former Managing Director,      American Progressive
901 S. Marquette Ave.           since 2005          Shikiar Asset Management       Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.           Board member        President Emeritus and         Valmont Industries,    Contracts,
901 S. Marquette Ave.           since 2002          professor economics,           Inc. (manufactures     Investment Review,
Minneapolis, MN 55402                               Carleton College               irrigation systems)    Executive, Board
Age 66                                                                                                    Effectiveness

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

NAME,                           POSITION HELD WITH
ADDRESS,                        FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                             SERVICE             DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS    COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Catherine James                 Board member        Director, Enterprise Asset     Strategic              Contracts,
Paglia                          since 2004          Management, Inc. (private      Distribution, Inc.     Investment Review
901 S. Marquette Ave.                               real estate and asset          (transportation,
Minneapolis, MN 55402                               management company)            distribution and
Age 53                                                                             logistics
                                                                                   consultants)

Vikki L. Pryor
901 S. Marquette Ave.
Minneapolis, MN 55402
Age __

Alan K. Simpson                 Board member        Former three-term United                              Investment Review,
1201 Sunshine Ave.              since 1997          States Senator for Wyoming                            Board Effectiveness
Cody, Wyoming 82414
Age 74

Alison Taunton-Rigby            Board member        Chief Executive Officer,       Hybridon, Inc.         Investment Review,
901 S. Marquette Ave.           since 2002          RiboNovix, Inc. since 2003     (biotechnology)        Contracts
Minneapolis, MN 55402                               (biotechnology); President,
Age 61                                              Forester Biotech

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE B-2. NOMINEES AFFILIATED WITH RIVERSOURCE INVESTMENTS

NAME,                           POSITION HELD WITH
ADDRESS,                        FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                             SERVICE             DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS    COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott*            Board member        Senior vice president -
53600 Ameriprise Financial      since 2001, Vice    chief investment officer of
Center                          President since     RiverSource Investments
Minneapolis, MN 55474           2002                since 2001. Former chief
Age 44                                              investment officer and
                                                    managing director, Zurich
                                                    Scudder Investments.

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

BOARD COMMITTEES. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

The Board Effectiveness Committee's charter, Exhibit A, requires it to make recommendations regarding nominees based on criteria approved by the Board. All members of the Committee are independent. Nominee recommendations are based on a matrix of skill sets, experience, and geographical location and each nominee must have a background that demonstrates the ability to furthering the interest of all shareholders. The Committee will consider recommendations from shareholders who write to the Boards and provide detailed information about a candidate. All candidates are processed in the same fashion; first by evaluating a candidate's detailed information against the criteria; then interviewing those candidates who best fill vacancies identified by the matrix.

You may write the Board by addressing a letter to Arne H. Carlson, the independent Chairman of the Board or any other independent member of the Board, at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. However, do not address letters to this address if you are requesting some action regarding your investments. In order to avoid any delay in processing a request regarding an investment, please address these requests to 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

The Joint Audit Committee, made up entirely of independent Board members, operates under a written charter, Exhibit B. The Joint Audit Committee meets with the independent auditors, internal auditors and corporate officers to review and discuss audited financial statements, reports, issues, and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. More information regarding this Committee and the fund's independent auditor is found in Section D.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

During the year ended Sept. 30, 2005, the Board met 8 times, Executive 2 times, Contracts 7 times, Investment Review 5 times, Board Effectiveness 6 times and Joint Audit 4 times. All board members had 100% attendance except for Mr. Simpson who had 82% attendance due to serious illness in January 2005.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD.

Shareholders may communicate directly with the Board by sending correspondence to Arne H. Carlson, Chair of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Correspondence to specific individual Board members also may be directed to the same address. Account-specific correspondence should be directed to RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

BOARD MEMBER COMPENSATION. The following table shows the total compensation received by each Board member from all of the RiverSource Funds. The funds do not pay retirement benefits to Board members. Under a Deferred Compensation Plan, independent Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of one or more designated RiverSource funds. Information on compensation paid to Board members by individual funds is shown in Section E.

TABLE B-3. BOARD MEMBER COMPENSATION
FROM ALL RIVERSOURCE FUNDS*
(FOR THE YEAR ENDED SEPT. 30, 2005)

                                              AGGREGATE COMPENSATION FROM ALL
NOMINEE                                             RIVERSOURCE FUNDS
Flynn                                                $143,675(1)
Jones                                                 185,892
Lewis                                                 204,670(2)
Paglia                                                157,708
Simpson                                               138,842
Taunton-Rigby                                         166,842

* Board members affiliated with RiverSource Investments or Board Services Corporation, a company providing administrative services to the funds, are not paid by the funds. Mr. Carlson's total compensation was $373,750. Board member compensation is a combination of a base fee and meeting fees. Because the spin-off of Ameriprise Financial from American Express Company necessitated 5 additional meetings, Ameriprise Financial reimbursed the funds $23,500 for each member to cover those additional meetings. Mr. Laikind, Ms. Blatz and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.

(1) Includes the portion of compensation deferred in the amount of $60,371 from the Funds.

(2) Includes the portion of compensation deferred in the amount of $59,839 from the Funds.


The dollar range of equity securities beneficially owned by each Board member is shown in Section E.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

FUND OFFICERS. In addition to Mr. Truscott, the fund's other executive officers are:

LESLIE L. OGG, age 67. Vice president, general counsel and secretary since 1978. President of Board Services Corporation.

JEFFREY P. FOX, age 50. Treasurer since 2002. Vice President - Investment Accounting of Ameriprise Financial.

PAULA R. MEYER, age 51. President since 2002. Senior Vice President - Mutual Funds, RiverSource Investments.

Officers serve at the pleasure of the Board. Officers are paid by Ameriprise Financial, Inc., RiverSource Investments or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.

PROPOSAL 2: APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION

(Applies to: ALL FUNDS EXCEPT CALIFORNIA TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT, MICHIGAN TAX-EXEMPT, MINNESOTA TAX-EXEMPT, NEW YORK TAX-EXEMPT AND OHIO TAX-EXEMPT)

Every fund is organized under state law. Each RiverSource fund, except those listed under the heading above, is a Minnesota corporation and operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.

The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's articles of incorporation (the "Articles"). The fund's investments and investment policies will not change by virtue of the adoption of the amendment to the Articles.

A. MINIMUM ACCOUNT VALUE

Generally, shareholders must invest at least $2,000 to open a fund account.
Section 7 of the Articles currently provides that the fund may redeem shares if an account falls below a value of $1,000. Small accounts can be costly to maintain and this provision allows the Board to close accounts that no longer meet the fund's minimum standards. However, the current provision does not allow the Board to redeem accounts if the value is higher than $1,000. In the future, there may be circumstances in which a minimum account value higher than $1,000 is in the best interest of the fund and its shareholders. As a consequence, the Board recommends that the Articles be amended to eliminate the reference to a specific dollar amount. As proposed, the amended Articles will permit the Board to establish a minimum account value that will be

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
disclosed in the fund prospectus. The Board will be able to change the minimum account value without further action by shareholders.

If the change is approved, the Articles will be amended as follows ([UNDERLINE]additions are underlined[/UNDERLINE], [STRIKETHROUGH]deletions are lined through[/STRIKETHROUGH]):

Article III, Section 7 will be amended to read:

Section 7. The Fund may redeem the shares of a shareholder if the amount invested is less than [STRIKETHROUGH]$1,000[/STRIKETHROUGH] [UNDERLINE]an amount determined by the Board of Directors and set forth in the current Fund prospectus.[/UNDERLINE]

B. NAME CHANGE.

Historically the name of the fund has reflected the name of the investment manager. Since 1999, the name of the fund has included the letters AXP, which is an abbreviated form of the name American Express. In August 2005, American Express Financial Corporation ("AEFC"), the fund's investment manager changed its name to Ameriprise Financial, Inc. ("Ameriprise Financial") in anticipation of its spin off from American Express Company, its parent company. On October 1, 2005, Ameriprise Financial transferred responsibility for the fund's investment advisory services to its wholly owned subsidiary, RiverSource Investments. The Board made a corresponding change to the name of the fund by substituting the name RiverSource for AXP. For certain funds, the Board also made other clarifying changes in the name of the fund. The name of the corporate entity can be changed only with approval of the shareholders of all the underlying funds that make up the corporation. The Board recommends that the name of the corporate entity also be changed to include the name RiverSource instead of AXP. In addition, the Boards recommend that other portions of the names of some of the corporations be changed to more clearly identify the types of funds included in that corporation. The changes are shown in the table below.

This is the first shareholder meeting since the spin off of the investment manager and the first opportunity for shareholders to consider a name change for the corporation. Shareholders of each corporation will vote to change the name of the legal entity. You can determine which corporation your fund is part of by referring to page 1 of this proxy statement. Similar name changes will be made for the Massachusetts business trusts by action of the Board as permitted by the Declaration of Trust.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE B-4. PROPOSED NAME OF CORPORATION

CURRENT NAME OF CORPORATION                                  PROPOSED NAME OF CORPORATION
AXP Discovery Series, Inc.                                   RiverSource Bond Series, Inc.
AXP Equity Series, Inc.                                      RiverSource Equity Series, Inc.
AXP Fixed Income Series, Inc.                                RiverSource Diversified Income Series, Inc.
AXP Global Series, Inc.                                      RiverSource Global Series, Inc
AXP Growth Series, Inc.                                      RiverSource Large Cap Series, Inc.
AXP Government Income Series, Inc.                           RiverSource Government Income Series, Inc.
AXP High Yield Income Series, Inc.                           RiverSource High Yield Income Series, Inc.
AXP High Yield Tax-Exempt Series, Inc.                       RiverSource Tax-Exempt Income Series, Inc.
AXP International Series, Inc.                               RiverSource International Series, Inc.
AXP Investment Series, Inc.                                  RiverSource Investment Series, Inc.
AXP Managed Series, Inc.                                     RiverSource Strategic Allocation Series, Inc.
AXP Market Advantage Series, Inc.                            RiverSource Market Advantage Series, Inc.
AXP Money Market Series, Inc.                                RiverSource Money Market Series, Inc.
AXP Partners International Series, Inc.                      RiverSource International Managers Series, Inc.
AXP Partners Series, Inc.                                    RiverSource Managers Series, Inc.
AXP Sector Series, Inc.                                      RiverSource Sector Series, Inc.
AXP Selected Series, Inc.                                    RiverSource Selected Series, Inc.
AXP Strategy Series, Inc.                                    RiverSource Strategy Series, Inc.
AXP Tax-Exempt Series, Inc.                                  RiverSource Tax-Exempt Series, Inc.
AXP Tax-Free Money Series, Inc.                              RiverSource Tax-Exempt Money Market Series, Inc.
AXP VP Income Series, Inc.                                   RiverSource VP Income Series, Inc.
AXP VP Investment Series, Inc.                               RiverSource VP Investment Series, Inc.
AXP VP Managed Series, Inc.                                  RiverSource VP Managed Series, Inc.
AXP VP Money Market Series, Inc.                             RiverSource VP Money Market Series, Inc.
AXP VP Partners Series, Inc.                                 RiverSource VP Managers Series, Inc.
AXP VP Select Series, Inc.                                   RiverSource VP Select Series, Inc.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to approve the amendments to the Articles. The changes require the approval by a majority of the shares voted at the meeting. The changes will be effective when the amendments are filed with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL 3: APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC
(Applies to: ALL FUNDS)

The fund pays fees to RiverSource Investments under an investment management services agreement (the "IMS Agreement") for investment management services. These services include providing the personnel, equipment and office facilities necessary for the management of the fund's assets. Subject to the oversight of the Board and consistent with the fund's investment policies, the investment manager decides which securities to buy, hold or sell. The investment manager also executes buy and sell orders and provides research and statistical data to support investment management activities. For some of the funds, RiverSource Investments hires, pays and oversees a sub-adviser to perform the day-to-day management functions. Some of the retail funds are part of master/feeder structures. In these structures, these funds invest all of their assets in master funds (the "portfolio") with the same investment policies as the respective funds. For purposes of this discussion, the portfolio is referred to as a "fund".

On Sept. 30, 2005, Ameriprise Financial became a publicly traded company and on Oct. 1, 2005 transferred its investment management functions and IMS Agreements to RiverSource Investments, a wholly owned subsidiary. While these transfers did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to review and vote on the proposed new IMS Agreements reflecting these new arrangements and the changes discussed below.

SUMMARY OF KEY CHANGES

A. PERFORMANCE INCENTIVE ADJUSTMENT ("PIA"). The management fee for the equity and balanced funds includes a PIA as part of the fee calculation. The PIA calculation is based on the performance of the fund compared to the performance index of a group of comparable mutual funds compiled by Lipper, Inc. The proposed change clarifies the circumstances under which the Board may change an index for purposes of calculating the PIA.

B. VARIABLE PORTFOLIO FUNDS. For each of the variable portfolio funds, the current IMS Agreement includes the provision of transfer agent services. For all variable portfolio funds except VP Core Equity, these services will be provided under a new transfer agency agreement if the proposed IMS Agreements are approved. In addition, the proposed IMS Agreement clarifies the description of allocation of expenses. For VP Core Equity, the proposed IMS Agreement includes a new provision authorizing the investment manager to subcontract for administrative or transfer agent services.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

C. FEE SCHEDULE. For certain funds only, the investment manager has proposed changes in the fee schedules. Please see Table B-5 to examine the fees for each Fund. For other funds, the fee schedules are unchanged.

D. STANDARD OF CARE. For all funds, the investment manager will be held to a higher standard of care than under the current IMS Agreement (i.e., it will be liable for "negligence" rather than "gross negligence").

E. CONFIDENTIALITY. The proposed IMS Agreement contains an explicit acknowledgement from the funds that the investment manager may be prevented from divulging or acting upon certain confidential information learned in connection with its activities, including the provision of investment advice to clients other than the funds. In addition, the proposed IMS Agreement contains additional confidentiality provisions prohibiting the funds from disclosing to third parties any information or advice furnished by the investment manager to the funds, except under limited circumstances.

F. AMENDMENTS. The proposed IMS Agreement clarifies that, as permitted under applicable law, the parties may make non-material amendments or modifications without obtaining shareholder approval.

TERMS OF THE CURRENT IMS AGREEMENT. The fee the fund pays to RiverSource Investments for its services under the current IMS Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for the fund and other funds managed by RiverSource Investments is found in Section D. The fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the fund, approved by the Board. Section D includes information on the date of the current IMS Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

A.  PIA CALCULATION.

The management fee for the equity and balanced funds includes a PIA as part of the fee. The adjustment is based on the performance of the fund compared to the performance of a group of similar funds, as measured by a Lipper Index. The proposed modification explains the circumstances where the Board may change the index. The provision in the current IMS Agreement will be modified to read as follows ([UNDERLINE]additions are underlined[/UNDERLINE], [STRIKETHROUGH]deletions are lined through[/STRIKETHROUGH]):

    If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable [UNDERLINE]or, in the discretion of the Board, is no longer appropriate[/UNDERLINE] to use for purposes of a performance incentive adjustment, [UNDERLINE]for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.[/UNDERLINE] [STRIKETHROUGH]no adjustment will be made until such time as the Board approves a substitute index.[/STRIKETHROUGH]

The PIA is determined by measuring the difference in a fund's performance compared to an index of similar funds over a rolling 12-month period. Should the Board approve the use of a substitute index, it may transition to the substitute index by introducing it gradually over time, to avoid unintended swings in the PIA.

B.  VARIABLE PORTFOLIO FUNDS.

    - FOR ALL VP FUNDS EXCEPT VP CORE EQUITY

    The current IMS Agreement for the variable portfolio funds includes both investment management services and transfer agent services. RiverSource Investments recommended to the Board that the transfer agent services be eliminated from the IMS agreement and moved to a separate agreement. This structure is consistent with how services are provided to the retail funds and will facilitate consistency in the management fee structure between similar retail and variable portfolio funds. The fee under the proposed IMS agreement will be reduced, in amounts that vary by fund, to reflect the elimination of the transfer agent services. If shareholders approve the proposal, the fund will then enter into a separate transfer agent agreement with RiverSource Service Corporation. The fee under that agreement will be uniform for all funds at an annual rate of 0.06% of average daily net assets.

    In addition to eliminating transfer agent services, the proposed IMS Agreement clarifies the description of the allocation of expenses between the fund and the investment manager. The change will not affect the allocation of expenses, but rather will eliminate an ambiguity in the current IMS Agreement.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

    Part One of the current IMS Agreement states that the investment manager will "pay or reimburse such expenses of the Fund as may be provided for in Part Three". The proposed IMS Agreement does not include that reference since there are no expenses delineated in Part Three for the investment manager to pay. Part Three identifies the expenses the fund will pay. The statement in Part One creates potential ambiguity about who does pay the delineated expenses.

    - FOR VP CORE EQUITY

    Unlike the other variable portfolio funds, VP Core Equity is available as an investment option only under certain variable annuity contracts that are no longer offered for sale. The current IMS Agreement for VP Core Equity includes the provision of administrative and transfer agent services, in addition to investment management services. The proposed IMS Agreement for VP Core Equity will continue to cover those services. However, the proposed IMS Agreement includes a new provision authorizing RiverSource Investments, at its own expense, to delegate the provision of certain services to an affiliate or, subject to the Board's prior approval, to enter into agreements with unaffiliated companies to assist the investment manager in performing any of the administrative or transfer agent services.

C.  FEE SCHEDULE.

RiverSource Investments recommended to the Board that the management fees under the current IMS Agreement be changed consistent with its broader effort to establish competitive pricing for the funds, while at the same time providing fair compensation in light of increased costs resulting from changing regulatory demands and intensified competition for professional talent. RiverSource Investments proposed management fees which would result in lower management fees for nineteen retail funds and eighteen variable portfolio funds, higher management fees for four retail funds and two variable portfolio funds, and no change to management fees for thirty-six retail funds and two variable portfolio funds. RiverSource Investments believes that these changes will allow it to maintain a high level of service to each fund and to hire and retain high quality investment management and research personnel for each fund. In addition to impacting current management fees, RiverSource Investments recommended changes to certain funds' breakpoint schedules. Table B-5 shows how these recommended changes affect your fund.

Changes to the variable portfolio funds include reduction in the management fee for transfer agency services, which will be offset in part or in whole by a 0.06% transfer agency fee in a separate transfer agency agreement should shareholders approve the IMS Agreement.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

Management fees are a significant component of the expenses you incur as a shareholder. You should review your fund's prospectus for your fund's total expenses to understand the costs you can expect to incur as a shareholder. See "How the Proposed Fee Schedules Will Affect Total Fund Expenses" for how these recommendations, if approved, may affect the costs you will incur as a shareholder.

D. STANDARD OF CARE. The proposed IMS Agreement revises the standard of care to provide that, except for bad faith, intentional misconduct or negligence in regard to the performance of its duties pursuant to the agreement, neither the investment manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the fund or its shareholders or creditors. This means that the investment manager is held to a higher standard of care. The current IMS Agreement provides that, except for bad faith, intentional misconduct or gross negligence in regard to the performance of its duties pursuant to the agreement, neither the investment manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the fund or its shareholders or creditors.

E. CONFIDENTIALITY. The current IMS Agreement contains an acknowledgement by the funds that the investment manager renders investment advice and other services to other investment companies and persons which may or may not have investment policies and investments similar to those of the funds. The proposed IMS Agreement adds an explicit acknowledgement from the funds that the investment manager may not be free to divulge to the funds or act, for the benefit of the funds, upon confidential information learned in connection with its activities, including the provision of investment advice to clients other than the funds.

The current IMS Agreement is silent on the funds' obligation to refrain from divulging confidential information. The proposed IMS Agreement includes a new provision that prohibits the funds from disclosing to third parties any information or advice furnished to the funds by the investment manager, except under limited circumstances.

F. AMENDMENTS. The current IMS Agreement does not address whether shareholder approval must be obtained before non-material amendments or modifications may be made. The proposed IMS Agreement includes a new provision clarifying that the parties may make non-material amendments or modifications without obtaining shareholder approval, as permitted under applicable law.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

WHY RIVERSOURCE INVESTMENTS IS SEEKING TO RESTRUCTURE FUND MANAGEMENT FEES.

RiverSource Investments generally believes that each fund should have a total expense ratio at or below the median of a group of comparable funds sold through investment advisers (peer group). Working with the Board, it developed an approach for carrying out this pricing philosophy whereby it would use the fee structures that are set forth below, together with expense caps or waivers to keep each fund at or below the median of the peer group, prior to giving effect to any performance incentive adjustment. RiverSource Investments and the Board have agreed to review fees annually and that if, at the time of the review, the total expense ratio was more than .03% above the peer group median the expense cap would be adjusted accordingly. RiverSource Investments represented to the Board that the implementation of this pricing philosophy will enable it to continue to provide high quality services and to continue its efforts to improve investment performance.

Details of recommended changes are fully set forth under Table B-5. Note that "Fee decreases" and "Fee increases" are only with respect to the management fee schedule. See discussion under "How the Proposed Fee Schedules Will Affect Total Fund Expenses" for more information on other changes to fund fees and expenses, and see Table B-6 for how these changes would position each fund in comparison to its peer group.

The factors considered by the Board in determining the reasonableness and fairness of the fee schedules recommended by the investment manager are described under "Basis for Recommendation of the Board."

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE B-5. CURRENT AND PROPOSED MANAGEMENT FEE CHANGES

                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
RETAIL FUND:

Aggressive Growth      NO CHANGE             First $.5 - .89%; next $.5 -        First $.5 - .89%; next $.5 - .865%; next
                                             .865%; next $1 - .84%; next $1 -    $1 - .84%; next $1 - .815%; next $3 -
                                             .815%; next $3 - .79%; over $6 -    .79%; over $6 - .765%
                                             .765%

Balanced               NO CHANGE             First $1 - .53%; next $1 -          First $1 - .53%; next $1 - .505%; next
                                             .505%; next $1 - .48%; next $3 -    $1 - .48%; next $3 - .455%; next $1.5 -
                                             .455%; over $6 - .43%               0.43%; next $2.5 - .41%; next $5 - .39%;
                                                                                 next $9 - 0.37%; over $24 - 0.35%

California             FEE DECREASE          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
Tax-Exempt                                   .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27; over $50 - .25%

Cash Management        FEE DECREASE          First $1 - .36%; next $.5 -         First $1.0 - .33%; next $.5 - .313%;
                                             .343%; next $.5 - .325%; next $.5   next $.5 - .295%; next $.5 - .278%; next
                                             - .308%; next $1 - .29%; next $3    $2.5 - .26%; next $1 - .24%; next $1.5 -
                                             - .27%; over $6.5 - .25%            .22; next $1.5 - .215%; next $1 - .19%;
                                                                                 next $5 - .18%; next $5 - .17%; next $4
                                                                                 - .16%; over $24 - .15%

Core Bond              FEE DECREASE          First $1 - .54%; next $1 -          First $1 - .48%; next $1 - .455%; next
                                             .515%; next $1 - .49%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .465%; next $3 - .44%; over $9 -    .38%; next $1.5 - .365%; next $1 - .36%;
                                             .415%                               next $5 - .35%; next $5 - .34%; next $4 -
                                                                                 .33%; next $26 - .31; over $50 - .29%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
Disciplined Equity     NO CHANGE             First $1 - .60%; next $1 -          First $1 - .60%; next $1 - .575%; next
                                             .575%; next $1 - .55%; next $3 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .525%; next $6 - .50%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .49%; over $24 - .48%             next $5 - .45%; next $4 - .425%; next $26
                                                                                 - .40%; over $50 - .375%

Diversified Bond       FEE DECREASE          First $1 - .52%; next   - .495%;    First $1 - .48%; next $1 - .455%; next
                                             next $1 - .47%; next $3 - .445%;    $1 - .43%; next $3 - .405%; next $1.5 -
                                             next $3 - .42%; over $9 - .395%     .38%; next $1.5 - .365%; next $1 - .36%;
                                                                                 next $5 - .35%; next $5 - .34%; next $4 -
                                                                                 .33%; next $26 - .31%; over $50 - .29%

Diversified Equity     FEE INCREASE          First $.5 - .53%; next $.5 -        First $1 - .60%; next $1 - .575%; next
Income                                       .505%; next $1 - .48%; next $1 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .455%; next $3 - .43%; over $6 -    .50%; next $2.5 - .485%; next $5 - .47%;
                                             .40%                                next $5 - .45%; next $4 - .425%; next $26
                                                                                 - .40%; over $50 - .375%

Dividend               NO CHANGE             First $.5 - .61%; next $.5 -        First $.5 - .61%; next $.5 - .585%; next
Opportunity                                  .585%; next $1 - .56%; next $1 -    $1 - .56%; next $1 - .535%; next $3 -
                                             .535%; next $3 - .51%; over $6 -    .51%; next $4 - .48%; next $5 - .47%;
                                             .48%                                next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

Emerging Markets       NO CHANGE             First $.25 - 1.10%; next $.25 -     First $.25 - 1.10%; next $.25 - 1.08%;
                                             1.08%; next $.25 - 1.06%; next      next $.25 - 1.06%; next $.25 - 1.04%;
                                             $.25 - 1.04%; next $1 - 1.02%;      next $1 - 1.02%; next $5.5 - 1.0%; next
                                             over $2 - 1.0%                      $2.5 - .985%; next $5 - .97%; next $5 -
                                                                                 .96%; next $4 - .935%; next $26 - .92%;
                                                                                 over $50 - .90%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
Equity Value           NO CHANGE             First $.5 - .53%; next $.5 -        First $.5 - .53%; next $.5 - .505%; next
                                             .505%; next $1 - .48%; next $1 -    $1 - .48%; next $1 - .455%; next $3 -
                                             .455%; next $3 - .43%; over $6 -    .43%; over $6 - .40%
                                             .40%

European Equity        NO CHANGE             First $.25 - .80%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
                                             .775%; next $.25 - .75%; next       next $.25 - .75%; next $.25 - .725%; next
                                             $.25 - .725%; next $1 - .70%;       $1 - .70%; next $5.5 - .675%; next $2.5
                                             over $2 - .675%                     - .66%; next $5 - .645%; next $5 - .635%;
                                                                                 next $4 - .61%; next $26 - .60%; over
                                                                                 $50 - .57%

Fundamental Growth     NO CHANGE             First $1 - .78%; next $1 -          First $1 - .78%; next $1 - .755%; next
                                             .755%; next $1 - .73%; next $3 -    $1 - .73%; next $3 - .705%; over $6 -
                                             .705%; over $6 - .68%               .68%

Fundamental Value      NO CHANGE             First $.5 - .73%; next $.5 -        First $.5 - .73%; next $.5 - .705%; next
                                             .705%; next $1 - .68%; next $1 -    $1 - .68%; next $1 - .655%; next $3 -
                                             .655%; next $3 - .63%; over $6 -   .63%; over $6 - .60%
                                             .60%

Global Bond            FEE DECREASE          First $.25 - .77%; next $.25 -      First $.25 - .72%; next $.25 - .695%;
                                             .745%; next $.25 - .72%; next       next $.25 - .67%; next $.25 - .645%;
                                             $.25 - .695%; over $1 - .67%        next $6.5 - .62%; next $2.5 - .605%;
                                                                                 next $5 - .59%; next $5 - .58%; next
                                                                                 $4 - .56%; next $26 - .54%; over $50 -
                                                                                 .52%

Global Equity          NO CHANGE             First $.25 - .80%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
                                             .775%; next $.25 - .75%; next       next $.25 - .75%; next $.25 - .725%;
                                             $.25 - .725%; next $1 - .70%;       next $1 - .70%; next $5.5 - .675%; next
                                             over $2 - .675%                     $2.5 - .66%; next $5 - .645%; next $5 -
                                                                                 .635%; next $4 - .61%; next $26 - .60%;
                                                                                 over $50 - .57%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
Global Technology      NO CHANGE             First $.25 - .72%; next $.25 -      First $.25 - .72%; next $.25 - .695%;
                                             .695%; next $.25 - .67%; next       next $.25 - .67%; next $.25 - .645%; next
                                             $.25 - .645%; next $1 - .62%;       $1 - .62%; over $2 - .595%
                                             over $2 - .595%

Growth                 NO CHANGE             First $1 - .60%; next $1 -          First $1 - .60%; next $1 - .575%; next
                                             .575%; next $1 - .55%; next $3 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .525%; next $6 - .50%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .49%; over $24 - .48%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

High Yield Bond        NO CHANGE             First $1 - .59%; next $1 -          First $1 - .59%; next $1 - .565%; next
                                             .565%; next $1 - .54%; next $3 -    $1 - .54%; next $3 - .515%; next $1.5 -
                                             .515%; next $3 - .49%; over $9 -    .49%; next $1.5 - .475%; next $1 - .45%;
                                             .465%                               next $5 - .435%; next $5 - .425%; next
                                                                                 $4 - .40%; next $26 - .385%; over $50 -
                                                                                 .36%

Income                 NO CHANGE             First $1 - .61%; next $1 -          First $1 - .61%; next $1 - .585%; next
Opportunities                                .585%; next $1 - .56%; next $3 -    $1 - .56%; next $3 - .535%; next $1.5 -
                                             .535%; next $3 - .51%; over $9 -    .51%; next $1.5 - .495%; next $1 - .47%;
                                             .485%                               next $5 - .455%; next $5 - .445%; next $4
                                                                                 - .42%; next $26 - .405%; over $50 - .38%

Inflation              NO CHANGE             First $1 - .44%; next $1 -          First $1 - .44%; next $1 - .415%; next
Protected                                    .415%; next $1 - .39%; next $3 -    $1 - .39%; next $3 - .365%; next $1.5 -
Securities                                   .365%; next $3 - .34%; over $9 -    .34%; next $1.5 - .325%; next $1 - .32%;
                                             .315%                               next $5 - .31%; next $5 - .30%; next $4 -
                                                                                 .29%; next $26 - .27%; over $50 - .25%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
Intermediate           FEE DECREASE          First $1 - .45%; next $1 -          First $1 - .39%; next $1 - .365%; next
Tax-Exempt                                   .425%; next $1 - .4%; next $3 -     $1 - .34%; next $3 - .315%; next $1.5 -
                                             .375%; over $6 - .35%               .29%; next $2.5 - .28%; next $5 - .27% ;
                                                                                 next $35 - .26%; over $50 - .25%

International          NO CHANGE             First $.25 - 1.00%; next $.25 -     First $.25 - 1.00%; next $.25 - .975%;
Aggressive Growth                            .975%; next $.25 - .95%; next       next $.25 - .95%; next $.25 - .925%;
                                             $.25 - .925%; next $1 - .90%;       next $1 - .90%; over $2 - .875%
                                             over $2 - .875%

International          NO CHANGE             First $.25 - .97%; next $.25 -      First $.25 - .97%; next $.25 - .945%;
Equity                                       .945%; next $.25 - .92%; next       next $.25 - .92%; next $.25 - .895%; next
                                             $.25 - .895%; next $1 - .87%;       $1 - .87%; over $2 - .845%
                                             over $2 - .845%

International          NO CHANGE             First $.25 - .80%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
Opportunity                                  .775%; next $.25 - .75%; next       next $.25 - .75%; next $.25 - .725%; next
                                             $.25 - .725%; next $1 - .70%;       $1 - .70%; next $5.5 - .675%; next $2.5 -
                                             over $2 - .675%                     .66%; next $5 - .645%; next $5 - .635%;
                                                                                 next $4 - .61%; next $26 - .60%; over
                                                                                 $50 - .57%

International          NO CHANGE             First $.25 - .90%; next $.25 -      First $.25 - .90%; next $.25 - .875%;
Select Value                                 .875%; next $.25 - .85%; next       next $.25 - .85%; next $.25 - .825%;
                                             $.25 - .825%; next $1 - .80%;       next $1 - .80%; over $2 - .775%
                                             over $2 - .775%

International          NO CHANGE             First $.25 - 1.12%; next $.25 -     First $.25 - 1.12%; next $.25 - 1.095%;
Small Cap                                    1.095%; next $.25 - 1.07%; next     next $.25 - 1.07%; next $.25 - 1.045%;
                                             $.25 - 1.045%; next $1 - 1.02%;     next $1 - 1.02%; over $2 - .995%
                                             over $2 - .995%

Large Cap Equity       NO CHANGE             First $1 - .60%; next $1 -          First $1 - .60%; next $1 - .575%; next
                                             .575%; next $1 - .55%; next $3 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .525%; next $6 - .50%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .49%; over $24 - .48%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

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
                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value        NO CHANGE             First $1 - .60%; next $1 -          First $1 - .60%; next $1 - .575%; next
                                             .575%; next $1 - .55%; next $3 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .525%; next $6 - .50%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .49%; over $24 - .48%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

Limited Duration       FEE DECREASE          First $1 - .54%; next $1 -          First $1 - .48%; next $1 - .455%; next
Bond                                         .515%; next $1 - .49%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .465%; next $3 - .44%; over $9 -    .38%; next $1.5 - .365%; next $1 - .36%;
                                             .415%                               next $5 - .35%; next $5 - .34%; next $4
                                                                                 - .33%; next $26 - .31%; over $50 - .29%

Massachusetts          FEE DECREASE          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
Tax-Exempt                                   .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27%; over $50 - .25%

Michigan Tax-Exempt    FEE DECREASE          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
                                             .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27; over $50 - .25

Mid Cap Growth         FEE INCREASE          First $1 - .60%; next $1 - .575%;   First $1 - .70%; next $1 - .675%; next $1
                                             next $1 - .55%; next $3 - .525%;    - .65%; next $3 - .625%; next $1.5 -
                                             next $6 - .50%; next $12 - .49%;    .60%; next $2.5 - .575%; next $5 - .55%;
                                             over $24 - .48%                     next $9 - .525%; next $26 - .50%; over
                                                                                 $50 - .475%

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
                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value          NO CHANGE             First $1 - .70%; next $1 -          First $1 - .70%; next $1 - .675%; next
                                             .675%; next $1 - .65%; next $3 -    $1 - .65%; next $3 - .625%; next $1.5 -
                                             .625%; next $6 - .60%; next $12     .60%; next $2.5 - .575%; next $5 - .55%;
                                             - .59%; over $24 - .58%             next $9 - .525%; next $26 - .50%; over
                                                                                 $50 - .475%

Minnesota              FEE DECREASE          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
Tax-Exempt                                   .445%; next t $.25 - .42%; next     next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27%; over $50 - .25%

New York Tax-Exempt    FEE DECREASE          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
                                             .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%; next
                                             $.25 - .405%; over $1 - .38%        $6.5 - .32%; next $2.5 - .31%; next $5 -
                                                                                 .30%; next $9 - .29%; next $26 - .27%;
                                                                                 over $50 - .25%

Ohio Tax-Exempt        FEE DECREASE          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
                                             .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27%; over $50 - .25%

Portfolio Builder      NO CHANGE             All assets - .08%                   All assets - .08%
Aggressive

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
                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder      NO CHANGE             All assets  - .08%                  All assets - .08%
Conservative

Portfolio Builder      NO CHANGE             All assets - .08%                   All assets - .08%
Moderate

Portfolio Builder      NO CHANGE             All assets - .08%                   All assets - .08%
Moderate Aggressive

Portfolio Builder      NO CHANGE             All assets - .08%                   All assets - .08%
Moderate
Conservative

Portfolio Builder      NO CHANGE             All assets - .08%                   All assets - .08%
Total Equity

Precious Metals        NO CHANGE             First $.25 - .80%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
                                             .775%; next $.25 - .75%; next       next $.25 - .75%; next $.25 - .725%;
                                             $.25 - .725%; next $1 - .70%;       next $1 - .70%; over $2 - .675%
                                             over $2 - .675%

Real Estate            NO CHANGE             First $1 - .84%; next $1 -          First $1 - .84%; next $1 - .815%; next
                                             .815%; next $1 - .79%; next $3 -    $1 - .79%; next $3 - .765%; next $6 -
                                             .765%; next $6 - .74%; next $12     .74%; next $12 - .73%; over $24 - .72%
                                             - .73%; over $24 - .72%

S&P 500 Index          FEE DECREASE          First $1 - .24; next $1 - .23%;     First $1 - .22%; next $1 - .21%; next $1
                                             next $3 - .22%; over $5 - .21%      - .20%; next $4.5 - .19%; next $2.5 -
                                                                                 .18%; next $5 - .17%; next $9 - .16%;
                                                                                 next $26 - .14%; over $50 - .12%

Select Value           NO CHANGE             First $.5 - .78%; next $.5 -        First $.5 - .78%; next $.5 - .755%; next
                                             .755%; next $1 - .73%; next $1 -    $1 - .73%; next $1 - .705%; next $3 -
                                             .705%; next $3 - .68%; over $6 -    .68%; over $6 - .65%
                                             .65%

Short Duration         FEE DECREASE          First $1 - .52%; next $1 -          First $1 - .48%; next $1 - .455%; next
U.S. Gov't                                   .495%; next $1 - .47%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .445%; next $3 - .42%; over $9 -    .38%; next $1.5 - .365%; next $1 - .34%;
                                             .395%                               next $5 - .325%; next $5 - .315%; next
                                                                                 $4 - .29%; next $26 - .275%; over $50 -
                                                                                 .25%

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
                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage    FEE INCREASE          First $.25 - .74%; next $.25 -      First $.25 - .79%; next $.25 - .765%;
                                             .715%; next $.25 - .69%; next       next $.25 - .74%; next $.25 - .715%;
                                             $.25 - .665%; next $1 - .64%;       next $1 - .69%; over $2 - .665%
                                             over $2 - .615%

Small Cap Equity       NO CHANGE             First $.25 - .97%; next $.25 -      First $.25 - .97%; next $.25 - .945%;
                                             .945%; next $.25 - .92%; next       next $.25 - .92%; next $.25 - .895%;
                                             $.25 - .895%; over $1 - .87%        over $1 - .87%

Small Cap Growth       NO CHANGE             First $.25 - .92%; next $.25 -      First $.25 - .92%; next $.25 - .895%;
                                             .895%; next $.25 - .87%; next       next $.25 - .87%; next $.25 - .845%;
                                             $.25 - .845%; next $1 - .82%;       next $1 - .82%; over $2 - .795%
                                             over $2 - .795%

Small Cap Value        NO CHANGE             First $.25 - .97%; next $.25 -      First $.25 - .97%; next $.25 - .945%;
                                             .945%; next $.25 - .92%; next       next $.25 - .92%; next $.25 - .895%;
                                             $.25 - .895%; over $1 - .87%        over $1 - .87%

Small Company Index    FEE DECREASE          First $.25 - .38%; next $.25 -      First $.25 - .36%; next $.25 - .35%;
                                             .37%; next $.25 - .36%; next $.25   next $.25 - .34%; next $.25 - .33%; next
                                             - .35%; over $1 - .34%              $6.5 - .32%; next $7.5 - .30%; next $9 -
                                                                                 .28%; next $26 - .26%; over $50 - .24%

Strategic              FEE INCREASE          First $.5 - .53%; next $.5 -        First $1 - .57%; next $1 - .545%; next
Allocation                                   .505%; next $1 - .48%; next $1 -    $1 - .52%; next $3 - .495%; next $1.5 -
                                             .455%; next $3 - .43%; over $6 -    0.47%; next $2.5 - .45%; next $5 - .43%;
                                             0.40%                               next $9 - 0.41%; over $24 - 0.39%

Tax-Exempt Bond        FEE DECREASE          First $1 - .45%; next $1 -          First $1 - .41%; next $1 - .385%; next
                                             .425%; next $1 - .4%; next $3 -     $1 - .36%; next $3 - .335%; next $1.5 -
                                             .375%; over $6 - .35%               .31%; next $2.5 - .30%; next $5 - .29%;
                                                                                 next $9 - .28%; next $26 - .26%; over
                                                                                 $50 - .25%

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                                       30
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
                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High        FEE DECREASE          First $1 - .49%; next $1 -          First $1 - .47%; next $1 - .445%; next
Income                                       .465%; next $1 - .44%; next $3 -    $1 - .42%; next $3 - .395%; next $1.5 -
                                             .415%; next $3 - .39%; over $9 -    .37%; next $2.5 - .36%; next $5 - .35%;
                                             .36%                                next $9 - .34%; next $26 - .32%; over
                                                                                 $50 - .30%

Tax-Exempt Money       FEE DECREASE          First $1.0 - .36%; next $.5 -       First $1.0 - .33%; next $.5 - .313%;
Market                                       .343%; next $.5 - .325%; next       next $.5 - .295%; next $.5 - .278%;
                                             $.5 - .308%; next $1 - .29%; next   next $2.5 - .26%; next $1 - .24%; next
                                             $3 - .27%; over $6.5 - .25%         $1.5 - .22; next $1.5 - .215%; next $1
                                                                                 - .19%; next $5 - .18%; next $5 - .17%;
                                                                                 next $4 - .16%; over $24 - .15%

U.S. Gov't Mortgage    FEE DECREASE          First $1 - .52%; next $1 -          First $1 - .48%; next $1 - .455%; next
                                             .495%; next $1 - .47%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .445%; next $3 - .42%; over $9 -    .38%; next $1.5 - .365%; next $1 -
                                             .395%                               .36%; next $5 - .35%; next $5 - .34%;
                                                                                 next $4 - .33%; next $26 - .31; over $50
                                                                                 - .29%

Value                  NO CHANGE             First $.5 - .73%; next $.5 -        First $.5 - .73%; next $.5 - .705%; next
                                             .705%; next $1 - .68%; next $1 -    $1 - .68%; next $1 - .655%; next $3 -
                                             .655%; next $3 - .63%; over $6 -    .63%; over $6 - .60%
                                             .60%

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                                       31
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
                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO FUND:

VP Balanced          REMOVE FEES FOR         First $.5 - .63%; next $.5 -        First $1 - .53%; next $1 - .505%; next
                     TRANSFER AGENT (TA)     .615%; next $1 - .60%; next $1 -    $1 - .48%; next $3 - .455%; next $1.5 -
                     SERVICES; FEE DECREASE  .585%; next $3 - .57%; over $6 -    0.43%; next $2.5 - .41%; next $5 - .39%;
                                             .55%                                next $9 - 0.37%; over $24 - 0.35%

VP Cash Management   REMOVE FEES FOR TA      First $1 - .51%; next $.5 -         First $1 - .33%; next $.5 - .313%; next
                     SERVICES; FEE DECREASE  .493%; next $.5 - .475%; next $.5   $.5 - .295%; next $.5 - .278%; next
                                             - .458%; next $1 - .44%; next $3    $2.5 - .26%; next $1 - .24%; next $1.5 -
                                             - .44%; over $7.5 - .44%            .22%; next $1.5 - .215%; next $1 -
                                                                                 .19%; next $5 - .18%; next $5 - .17%;
                                                                                 next $4 - .16%; over $24 - .15%

VP Core Bond         REMOVE FEES FOR TA      First $1 - .63%; next $1 -          First $1 - .48%; next $1 - .455%; next
                     SERVICES; FEE DECREASE  .615%; next $1 - .60%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .585%; next $3 - .57%; over $9 -    .38%; next $1.5 - .365%; next $1 -
                                             .555%                               .36%; next $5 - .35%; next $5 - .34%;
                                                                                 next $4 - .33%; next $26 - .31%; over
                                                                                 $50 - .29%

VP Core Equity       NO CHANGE               All assets - .40%                   All assets - .40%

VP Diversified Bond  REMOVE FEES FOR TA      First $1 - .61%; next $1 -          First $1 - .48%; next $1 - .455%; next
                     SERVICES; FEE DECREASE  .595%; next $1 - .58%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .565%; next $3 - .55%; over $9 -    .38%; next $1.5 - .365%; next $1 -
                                             .535%                               .36%; next $5 - .35%; next $5 - .34%;
                                                                                 next $4 - .33%; next $26 - .31%; over
                                                                                 $50 - .29%

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
                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
VP Diversified       REMOVE FEES FOR TA      First $.5 - .56%; next $.5 -        First $1 - .60%; next $1 - .575%; next
Equity Income        SERVICES; FEE INCREASE  .545%; next $1 - .53%; next $1 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .515%; next $3 - .50%; over $6 -    .50%; next $2.5 - .485%; next $5 -
                                             .47%                                .47%; next $5 - .45%; next $4 - .425%;
                                                                                 next $26 - .40%; over $50 - .375%

VP Emerging Markets  REMOVE FEES FOR TA      First $.25 - 1.17%; next $.25 -     First $.25 - 1.10%; next $.25 - 1.08%;
                     SERVICES; FEE DECREASE  1.155%; next $.25 - 1.14%; next     next $.25 - 1.06%; next $.25 - 1.04%;
                                             $.25 - 1.125%; next $1 - 1.110%;    next $1 - 1.02%; next $5.5 - 1.0%; next
                                             over $2 - 1.095%                    $2.5 - .985%; next $5 - .97%; next $5 -
                                                                                 .96%; next $4 - .935%; next $26 - .92%;
                                                                                 over $50 - .90%

VP Global Bond       REMOVE FEES FOR TA      First $.25 - .84%; next $.25 -      First $.25 - .72%; next $.25 - .695%;
                     SERVICES; FEE DECREASE  .825%; next $.25 - .81%; next       next $.25 - .67%; next $.25 - .645%;
                                             $.25 - .795%; over $1 - .78%;       next $6.5 - .62%; next $2.5 - .605%;
                                                                                 next $5 - .59%; next $5 - .58%; next $4
                                                                                 - .56%; next $26 - .54%; over $50 - .52%

VP Growth            REMOVE FEES FOR TA      First $1 - .63%; next $1 -          First $1 - .60%; next $1 - .575%; next
                     SERVICES; FEE DECREASE  .615%; next $1 - .600%; next $3 -   $1 - .55%; next $3 - .525%; next $1.5 -
                                             .585%; next $6 - .57%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .57%; over $24 - .57%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

VP High Yield Bond   REMOVE FEES FOR TA      First $1 - .62%; next $1 -          First $1 - .59%; next $1 - .565%; next
                     SERVICES; FEE DECREASE  .605%; next $1 - .59%; next $3 -    $1 - .54%; next $3 - .515%; next $1.5 -
                                             .575%; next $3 - .56%; over $9 -    .49%; next $1.5 - .475%; next $1 - .45%;
                                             .545%                               next $5 - .435%; next $5 - .425%; next
                                                                                 $4 - .40%; next $26 - .385%; over $50 -
                                                                                 .36%

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                                       33
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
                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
VP Income            REMOVE FEES FOR TA      First $1 - .64%; next $1 -          First $1 - .61%; next $1 - .585%; next
Opportunities        SERVICES; FEE DECREASE  .625%; next $1 - .61%; next $3 -    $1 - .56%; next $3 - .535%; next $1.5 -
                                             .595%; next $3 - .58%; over $9 -    .51%; next $1.5 - .495%; next $1 - .47%;
                                             .565%                               next $5 - .455%; next $5 - .445%; next
                                                                                 $4 - .42%; next $26 - .405%; over $50 -
                                                                                 .38%

VP Global            REMOVE FEES FOR TA      First $1 - .49%; next $1 -          First $1 - .44%; next $1 - .415%; next
Inflation            SERVICES; FEE DECREASE  .475%; next $1 - .46%; next $3 -    $1 - .39%; next $3 - .365%; next $1.5 -
Protected                                    .445%; next $3 - .43%; over $9 -    .34%; next $1.5 - .325%; next $1 - .32%;
Securities                                   .415%                               next $5 - .31%; next $5 - .30%; next $4
                                                                                 - .29%; next $26 - .27%; over $50 - .25%

VP International     REMOVE FEES FOR TA      First $.25 - .87%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
Opportunity          SERVICES; FEE DECREASE  .855%; next $.25 - .84%; next       next $.25 - .75%; next $.25 - .725%;
                                             $.25 - .825%; next $1 - .81%;       next $1 - .70%; next $5.5 - .675%; next
                                             over $2 - .795%                     $2.5 - .66%; next $5 - .645%; next $5 -
                                                                                 .635%; next $4 - .61%; next $26 - .60%;
                                                                                 over $50 - .57%

VP Large Cap Equity  REMOVE FEES FOR TA      First $1 - .63%; next $1 -          First $1 - .60%; next $1 - .575%; next
                     SERVICES; FEE DECREASE  .615%; next $1 - .600%; next $3 -   $1 - .55%; next $3 - .525%; next $1.5 -
                                             .585%; next $6 - .57%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .57%; over $24 - .57%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

VP Large Cap Value   REMOVE FEES FOR TA      First $1 - .63%; next $1 -          First $1 - .60%; next $1 - .575%; next
                     SERVICES; FEE DECREASE  .615%; next $1 - .600%; next $3 -   $1 - .55%; next $3 - .525%; next $1.5 -
                                             .585%; next $6 - .57%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .57%; over $24 - .57%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
VP Mid Cap Growth    REMOVE FEES FOR TA      First $.25 - .65%; next $.25 -      First $1 - .70%; next $1 - .675%; next
                     SERVICES; FEE INCREASE  .635%; next $.25 - .62%; next       $1 - .65%; next $3 - .625%; next $1.5 -
                                             $.25 - .605%; next $1 - .59%;       .60%; next $2.5 - .575%; next $5 - .55%;
                                             next $1 - .575%; over $3 - .56%     next $9 - .525%; next $26 - .50%; over
                                                                                 $50 - .475%

VP Mid Cap Value     REMOVE FEES FOR TA      First $1 - .73%; next $1 -          First $1 - .70%; next $1 - .675%; next
                     SERVICES; FEE DECREASE  .705%; next $1 - .68%; next $3 -    $1 - .65%; next $3 - .625%; next $1.5 -
                                             .655%; next $6 - .63%; next $12     .60%; next $2.5 - .575%; next $5 - .55%;
                                             - .62%; over $24 - .61%             next $9 - .525%; next $26 - .50%; over
                                                                                 $50 - .475%

VP S&P 500 Index     REMOVE FEES FOR TA      First $1 - .29%; next $1 - .28%;    First $1 - .22%; next $1 - .21%; next $1
                     SERVICES; FEE DECREASE  next $3 - .27%; over $5 - .26%      - .20%; next $4.5 - .19%; next $2.5 -
                                                                                 .18%; next $5 - .17%; next $9 - .16%;
                                                                                 next $26 - .14%; over $50 - .12%

VP Select Value      REMOVE FEES FOR TA      First $.5 - .81%; next $.5 -        First $.5 - .78%; next $.5 - .755%; next
                     SERVICES; FEE DECREASE  .795%; next $1 - .78%; next $1 -    $1 - .73%; next $1 - .705%; next $3 -
                                             .765%; next $3 - .75%; over $6 -    .68%; over $6 - .65%
                                             .72%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  FEE
                           CHANGE TO                                   (ANNUAL RATE; IN BILLIONS)
                       CURRENT EFFECTIVE     -------------------------------------------------------------------------------
FUND                     MANAGEMENT FEE                   CURRENT                                 PROPOSED
----------------------------------------------------------------------------------------------------------------------------
VP Short Duration    REMOVE FEES FOR TA      First $1 - .61%; next $1 -          First $1 - .48%; next $1 - .455%; next
U.S. Gov't           SERVICES; FEE DECREASE  .595%; next $1 - .58%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .565%; next $3 - .55%; over $9 -    .38%; next $1.5 - .365%; next $1 -
                                             .535%                               .34%; next $5 - .325%; next $5 - .315%;
                                                                                 next $4 - .29%; next $26 - .275%; over
                                                                                 $50 - .25%

VP Small Cap         REMOVE FEES FOR TA      First $.25 - .79%; next $.25 -      First $.25 - .79%; next $.25 - .765%;
Advantage            SERVICES; NO CHANGE     .77%; next $.25 - .75%; next        next $.25 - .74%; next $.25 - .715%;
                                             $.25 - .73%; next $1 - .71%; over   next $1 - .69%; over $2 - .665%
                                             $2 - .65%

VP Small Cap Value   REMOVE FEES FOR TA      First $.25 - 1.02%; next $.25 -     First $.25 - .97%; next $.25 - .945%;
                     SERVICES; FEE DECREASE  1.00%; next $.25 - .98%; next       next $.25 - .92%; next $.25 - .895%;
                                             $.25 - .96%; next $1 - .94%; over   over $1 - .87%
                                             $2 - .92%

FUND EXPENSES. Total fees and expenses the fund actually paid as well as the fees and expenses the fund would have paid if the proposed IMS Agreement had been in effect for the last fiscal year are shown in Table D-6.

HOW THE PROPOSED FEE SCHEDULE WILL AFFECT TOTAL FUND EXPENSES. It has become increasingly expensive to operate mutual funds due to changing regulatory demands and intensified competition for professional talent. RiverSource Investments is seeking to establish a pricing philosophy with a goal of maintaining competitive pricing for all the RiverSource funds for which RiverSource Investments and its affiliates provide investment management, fund administration, transfer agency, distribution and other services. Certain changes already have been made in contracts with affiliates of RiverSource Investments, as discussed below.

In September 2005, the Board approved changes to the administrative service fee schedules bringing into line different pricing methodologies that had developed among the funds. This resulted in decreased administrative services fees for a few funds and a modest increase for most funds. The Board determined these changes were necessary to support increased costs. However, the effect of these increased administrative services fees for certain funds was limited, in part or in whole by expense caps or waivers. For the variable portfolio funds, RiverSource Investments has proposed moving transfer agent services from the IMS Agreement to a new transfer agent agreement.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

The impact of moving transfer agent fees from the IMS Agreement fee schedules varies by fund and decreases the rate between 0.03% to 0.15% of average daily net assets. If the recommended variable portfolio fund IMS Agreement is approved, the Board has approved a new transfer agent agreement with a uniform ..06% transfer agent fee to be established for each variable portfolio fund, which RiverSource Service Corporation has determined is consistent with the cost of providing those services.

The net impact of these fee and expense changes, if shareholders approve the recommendations, as well as fees and expenses the fund would have paid if the proposed IMS Agreement and all other changes had been in effect for the last fiscal year are shown in Table D-7.

With the proposed changes to the management fees, and the other changes that have been approved by the Board, RiverSource Investments and its affiliates represent that they will be able to:

-  Continue efforts to improve investment performance

-  Continue to manage the day-to-day business affairs of the funds

- Continue to make required investments to cover the increased costs of operating the funds

-  Retain and attract highly qualified investment professionals

- Retain and attract additional operations and compliance personnel, and continue to develop technology solutions to operate in the current regulatory environment

- Maintain and improve the competitiveness of the funds generally by implementing a pricing philosophy that establishes median net expenses for the funds at or below each fund's peer group median net expenses as reviewed by the Board on an annual basis.

- Continue to offer a high level of service to fund shareholders and take steps to enhance those services.

-  Seek to earn an appropriate return on investments.

COMPARISON WITH OTHER MUTUAL FUNDS. If shareholders approve the recommended management fee changes, each RiverSource fund, with the exception of four sub-advised funds, will be at or below the median expense ratio of its Lipper peer group. Subadvised funds are footnoted in the table below. For the subadvised funds that would be priced above median, the higher fees for these funds are attributable to the fact that they primarily invest in small cap securities and have multiple subadvisers. The Board determined that this was an appropriate exception to the broader pricing philosophy insofar as relative economies of scale are unlikely to be reached by any particular subadviser with respect to its allocated portion of the fund resulting in higher management fees paid to the subadvisers. For purposes of this comparison, median is total expenses not more than 0.03% above the median expenses of the relevant Lipper peer group.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE B-6. PEER GROUP COMPARISON AS OF ______________

FUND                                          EXPENSE RATIO,               MEDIAN LIPPER
                                             CLASS A SHARES,                 PEER TOTAL             FUND EXPENSE
                                             IF SHAREHOLDERS                EXPENSE RATIO               RATIO
                                                 APPROVE                     (AVAILABLE             LESS LIPPER
RETAIL FUNDS:                                RECOMMENDATIONS             INFORMATION 4/2004)         PEER GROUP
----------------------------------------------------------------------------------------------------------------
Aggressive Growth**                                1.53%                       1.44%                     0.09%
Balanced                                           1.04                        1.07                     -0.03
California Tax-Exempt                              0.79                        0.86                     -0.07
Cash Management                                    0.73                        0.70                      0.03
Core Bond                                          0.89                        0.88                      0.01
Disciplined Equity                                 1.25                        1.28                     -0.03
Diversified Bond                                   0.89                        0.88                      0.01
Diversified Equity Income                          1.08                        1.10                     -0.02
Dividend Opportunity                               1.16                        1.15                      0.01
Emerging Markets*                                  1.90                        2.07                     -0.17
Equity Value                                       1.09                        1.18                    -.0.09
European Equity*                                   1.63                        1.79                     -0.16
Fundamental Growth*                                1.40                        1.40                         0
Fundamental Value**                                1.31                        1.31                         0
Global Bond                                        1.25                        1.29                     -0.04
Global Equity*                                     1.55                        1.52                      0.03
Global Technology                                  1.63                        1.80                     -0.17
Growth                                             1.13                        1.19                     -0.06
High Yield Bond                                    1.06                        1.03                      0.03
Income Opportunities                               1.10                        1.20                     -0.10
Inflation Protected Securities                     0.84                        0.91                     -0.07
Intermediate Tax-Exempt                            0.79                        0.89                     -0.10
International Aggressive Growth**                  1.73                        1.90                     .0.17
International Equity**                             1.75                        1.65                      0.10
International Opportunity*                         1.55                        1.58                     -0.03
International Select Value**                       1.49                        1.49                         0
International Small Cap**                          1.92                        1.83                      0.09
Large Cap Equity                                   1.21                        1.31                     -0.10
Large Cap Value                                    1.26                        1.30                     -0.04
Limited Duration Bond                              0.89                        0.88                      0.01
Massachusetts Tax-Exempt                           0.79                        0.89                     -0.10

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

FUND                                          EXPENSE RATIO,               MEDIAN LIPPER
                                             CLASS A SHARES,                 PEER TOTAL             FUND EXPENSE
                                             IF SHAREHOLDERS                EXPENSE RATIO               RATIO
                                                 APPROVE                     (AVAILABLE             LESS LIPPER
RETAIL FUNDS:                                RECOMMENDATIONS             INFORMATION 4/2004)         PEER GROUP
----------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                                0.79                        0.88                     -0.09
Mid Cap Growth                                     1.23                        1.47                     -0.24
Mid Cap Value                                      1.33                        1.32                      0.01
Minnesota Tax-Exempt                               0.79                        0.90                     -0.11
New York Tax-Exempt                                0.79                        0.88                     -0.09
Ohio Tax-Exempt                                    0.79                        0.88                     -0.09
Portfolio Builder Conservative                      tbd                         tbd                       tbd
Portfolio Builder Moderate Conservative             tbd                         tbd                       Tbd
Portfolio Builder Moderate                          tbd                         tbd                       Tbd
Portfolio Builder Moderate Aggressive               tbd                         tbd                       Tbd
Portfolio Builder Aggressive                        tbd                         tbd                       Tbd
Portfolio Builder Total Equity                      tbd                         tbd                       Tbd
Precious Metals                                    1.51                        1.51                         0
Real Estate                                        1.49                        1.54                     -0.05
S&P 500 Index                                      0.59                        0.62                     -0.03
Select Value**                                     1.35                        1.34                      0.01
Short Duration U.S. Gov't                          0.89                        0.88                      0.01
Small Cap Advantage*                               1.37                        1.39                     -0.02
Small Cap Equity**                                 1.54                        1.34                         0
Small Cap Growth**                                 1.69                        1.54                      0.17
 Small Cap Value**                                 1.59                        1.52                      0.14
Small Company Index                                0.89                        0.91                     -0.02
Strategic Allocation                               1.11                        1.15                     -0.04
Tax-Exempt Bond                                    0.79                        0.86                     -0.07
Tax-Exempt High Income                             0.79                        0.78                      0.01
Tax-Exempt Money Market                            0.73                        0.73                         0
U.S. Government Mortgage                           0.89                        0.88                      0.01
Value**                                            1.31                        1.31                         0

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

FUND                                          EXPENSE RATIO,               MEDIAN LIPPER
                                             CLASS A SHARES,                 PEER TOTAL             FUND EXPENSE
                                             IF SHAREHOLDERS                EXPENSE RATIO               RATIO
                                                 APPROVE                     (AVAILABLE             LESS LIPPER
VARIABLE PORTFOLIO FUNDS:                    RECOMMENDATIONS             INFORMATION 4/2004)         PEER GROUP
----------------------------------------------------------------------------------------------------------------
VP Balanced                                         0.80                       0.90                     -0.10
VP Cash Management                                  0.62                       0.71                     -0.09
VP Core Bond                                        0.95                       0.92                      0.03
VP Core Equity                                      0.40                       0.83                     -0.43
VP Diversified Bond                                 0.76                       0.81                     -0.05
VP Diversified Equity Income                        0.90                       0.97                     -0.07
VP Emerging Markets*                                1.75                       1.67                      0.08
VP Global Bond                                      1.01                       1.08                     -0.07
VP Growth                                           0.83                       0.99                     -0.16
VP High Yield Bond                                  0.88                       0.93                     -0.05
VP Income Opportunities                             0.99                       0.95                      0.04
VP Global Inflation Protected Securities            0.75                       0.74                      0.01
VP International Opportunity*                       1.07                       1.12                     -0.05
VP Large Cap Equity                                 0.86                       0.83                      0.03
VP Large Cap Value                                  1.05                       1.04                      0.01
VP Mid Cap Growth                                   1.00                       1.09                     -0.09
VP Mid Cap Value                                    1.08                       1.08                         0
VP S&P 500 Index                                    0.50                       0.50                         0
VP Select Value**                                   1.15                       1.00                      0.15
VP Short Duration U.S. Gov't                        0.79                       0.82                     -0.03
VP Small Cap Advantage*                             1.18                       1.19                     -0.01
VP Small Cap Value**                                1.30                       1.15                      0.15

*  Subadvised by an affiliate of RiverSource Investments.

** Subadvised by one or more unaffiliated subadvisers.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

BASIS FOR RECOMMENDATION OF THE BOARD

Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the funds. Each year, the Board determines whether to continue the IMS Agreement for each fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each year, Ameriprise (formerly American Express Financial Corporation) prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including a majority of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for each fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the earlier of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial by the shareholders of each fund, but in no event for a period longer than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, was retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if each IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew each IMS Agreement for the interim period only and to consider a new IMS Agreement for each fund prior to the spin-off.

For the six months following the April 2005 meeting, the Board and its committees have been evaluating whether to approve a proposed IMS Agreement for each fund with post-spin Ameriprise Financial. Schulte Roth & Zabel LLP has assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreements. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board, a detailed and expansive request for information to American Express Company

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
and Ameriprise Financial, seeking specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreements. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a high quality of services to the funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on Sept. 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved the new contracts, including each proposed IMS Agreement.

On October 1, 2005, pursuant to an agreement between the Fund and Ameriprise Financial, the IMS Agreement was transferred to RiverSource Investments LLC, a wholly-owned subsidiary of Ameriprise Financial.

FOR THESE REASONS, THE BOARD, INCLUDING ALL OF ITS INDEPENDENT MEMBERS, RECOMMENDS THAT YOU APPROVE THE PROPOSED IMS AGREEMENT FOR YOUR FUND(S).

THE BOARD'S SPECIFIC CONSIDERATIONS RELATING TO THE PROPOSED IMS AGREEMENTS

In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreements, the Board evaluated the following four factors: (i) the nature, extent and quality of services to be provided by; RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for each fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the funds. However, the Board also recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by: RiverSource Investments (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express) should enable RiverSource Investments to continue to provide a high quality and level of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial would be in a position to continue to provide a high quality and level of investment management services to the funds.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance either met expectations or, if not, that appropriate action (such as changes to portfolio management) had been (or was being) pursued in order to help the fund achieve its longer-term performance objective.

The Board also considered that it has received monthly performance reports for the funds. The Board and its committees concluded in Sept. 2005 that there have been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by RiverSource Investments to its institutional clients and paid to sub-advisers. The Board studied RiverSource Investments' effort (i.e., its "pricing philosophy") to set substantially all funds' total expense ratios at or below the median expense ratio of a group of comparable mutual funds compiled by Lipper, Inc. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to the administrative services fees. It also noted that RiverSource Investments agreed to voluntarily imposed expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage a fund. The Board considered that, with respect to all funds, other than [Mid Cap Growth, Small Cap Advantage, Strategic Allocation, Variable Portfolio Diversified Equity Income and Variable Portfolio Mid Cap Growth], advisory fees under the proposed IMS Agreements would stay the same or decrease (as indicated in Table B-5, below) and that, with respect to [Diversified Equity Income, Mid Cap Growth, Small Cap Advantage, VP Diversified Equity Income and VP Mid Cap Growth], would increase under each applicable proposed IMS Agreement. The Board accorded significant weight to the fact that the proposed changes in fee schedules were intended primarily to achieve a rational pricing model applied consistently across the various product lines in the fund family, while assuring that overall fees for each fund are in line with the "pricing philosophy." With respect to the equity and balanced funds, the Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard,

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
the Board took into account its past determinations regarding the appropriateness of (i) the use of the relevant index for each fund for the comparison of performance; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment;
(iii) the periods used for averaging the funds' assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that with respect to the relevant sub-advised funds, there was limited opportunity for these funds to achieve large scale growth and thus provide RiverSource Investments with potential economies of scale.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from its relationship with the fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the funds and from other business relationships that result from managing the funds. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grew.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the funds with an expectation that the current investment advisory organization would be servicing the funds.

As a result of all of the foregoing, the Board determined that the fees to be paid under each proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.

BOARD RECOMMENDATION AND VOTE REQUIRED. For the foregoing reasons, the Board recommends that shareholders of each fund approve the applicable proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of a fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved by a Fund, the Board will consider appropriate steps to take for that Fund.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL 4: APPROVE OR REJECT CHANGES IN THE SUBADVISORY AGREEMENT WITH KENWOOD CAPITAL MANAGEMENT LLC

(Applies to: SMALL CAP ADVANTAGE, VP SMALL CAP ADVANTAGE)

Kenwood Capital Management LLC ("Kenwood") is a registered investment adviser with particular expertise in investments in small capitalization companies. Kenwood is an affiliate of Ameriprise Financial that acts as subadviser for the fund under a subadvisory agreement between Kenwood and RiverSource Investments (the "Kenwood Agreement"). RiverSource Investments recommended to the Board that the fee schedule for the Kenwood Agreement be changed to help ensure that Kenwood receives fees for its services that will allow it to attract and retain high quality investment management and research personnel and to continue efforts to improve performance for the benefit of shareholders in the future. The proposed change in the Kenwood Agreement includes an increase in the fee as well as the addition of a performance incentive adjustment. The fee is paid to Kenwood by RiverSource Investments, not by the fund. This change will not affect the cost to shareholders. A separate proposal to increase fees paid by the fund to RiverSource Investments is discussed in Proposal 3.

TERMS OF THE CURRENT KENWOOD AGREEMENT. The current fee paid by RiverSource Investments to Kenwood for managing fund assets is 0.35% of average daily net assets. The complete fee schedule for the fund and other funds managed by RiverSource Investments is found in Section D. The initial approval of the Kenwood Agreement by shareholders was on June 16, 1999.

PROPOSED KENWOOD AGREEMENT COMPARED TO THE CURRENT KENWOOD AGREEMENT. The terms of the proposed Kenwood Agreement are the same as the current Kenwood Agreement except for (1) the change in the fee schedule and (2) the addition of a performance incentive adjustment. The proposed fee schedule is as follows:

PROPOSED SUBADVISORY FEE
(annual rate, in millions)

         First $100           0.600
           Next 100           0.550
           Next 100           0.525
           Next 100           0.500
           Next 100           0.475
           Over 500           0.450

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

In addition, the proposed Kenwood Agreement includes a performance incentive adjustment. Under the performance incentive adjustment, the base fee will increase or decrease based on the performance of Kenwood's portion of the fund compared to the performance of the Russell 2000 Index. The fee paid to Kenwood by RiverSource Investments will increase or decrease 3 basis points (0.03%) for each 1% difference between the return of Class A shares of the fund and the return of the Index. The fee will be calculated monthly over a rolling 12-month period.

PRINCIPALS AND MANAGEMENT BOARD OF KENWOOD. Jacob E. Hurwitz and Kent A. Kelley are the principals of Kenwood, located at 333 South 7th Street, Suite 2330, Minneapolis, MN. The following individuals are directors of Kenwood: Jacob E. Hurwitz, Kent A. Kelley, Ward D. Armstrong, William F. Truscott, Peter A. Gallus and Michelle M. Keeley. Mr. Armstrong, Mr. Truscott, Mr. Gallus and Ms. Keeley are officers of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN. RiverSource Investments, a wholly owned subsidiary of Ameriprise Financial, owns 48.6% of Kenwood. Mr. Hurwitz and Mr. Kelley each own a minority interest in Kenwood totaling 48.4%. Associate portfolio managers employed by Kenwood hold the remainder of the firm's stock.

BOARD CONSIDERATIONS AND CONCLUSIONS.

At its meeting held on Sept. 8, 2005, the Board, including a majority of its independent members, approved the proposed Kenwood Agreement for each applicable fund and recommended its approval by shareholders. In making this determination, the Board evaluated the nature, extent and quality of services provided by Kenwood. This evaluation included an analysis of the resources of Kenwood as well as those of its affiliate, Ameriprise Financial (including those considerations discussed in Proposal 3 under "Basis for Recommendation of the Board - Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and its subsidiaries)"). The Board also examined the investment performance of each applicable fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Investment Performance.") The Board observed that Kenwood has delivered solid and consistent performance for the past three years. Based on the foregoing, the Board determined that the nature, extent and quality of advisory services provided by Kenwood were satisfactory. The Board also analyzed the cost of services to the funds as well as to Kenwood. In this regard, the Board observed that the fees paid to Kenwood under the proposed Kenwood Agreement would increase. But, the Board accorded weight to the fact that the fees under the current Kenwood Agreement are well below market rate for similar services. The Board also considered the total expense ratio of each fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Cost of Services Provided"

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
for detail regarding these considerations). Additionally, the Board took into account that the fee schedule in the proposed Kenwood Agreement includes "breakpoints" that would be triggered as fund asset levels grow. Based on the foregoing, the Board determined that the fees to be paid under the proposed Kenwood Agreement for each fund would be fair and reasonable in light of the quality of services provided.

RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed change in the Kenwood Agreement. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the change is approved, the proposed Kenwood Agreement will go into effect as soon as practicable after the shareholder meeting. If the proposed Kenwood Agreement is not approved, the Board will consider what steps to take.

PROPOSAL 5: APPROVE OR REJECT A SUBADVISORY AGREEMENT WITH THREADNEEDLE INTERNATIONAL LIMITED

(Applies to: EMERGING MARKETS, EUROPEAN EQUITY, GLOBAL EQUITY, INTERNATIONAL OPPORTUNITY, VP EMERGING MARKETS, VP INTERNATIONAL OPPORTUNITY)

Threadneedle International Limited ("Threadneedle"), a direct wholly-owned subsidiary of Ameriprise Financial, acts as subadviser for the fund under a subadvisory agreement between Threadneedle and RiverSource Investments (the "Threadneedle Agreement"). In connection with the change in investment manager described in Proposal 3, independent counsel advised the Board that it would be prudent to seek shareholder approval of the Threadneedle Agreement as well. The change does not affect the terms and conditions of the Threadneedle Agreement. The subadvisory fee, which would not change, would continue to be paid to Threadneedle by RiverSource Investments, not by the fund.

TERMS OF THE CURRENT THREADNEEDLE AGREEMENT. The fee paid by RiverSource Investments to Threadneedle for managing fund assets is shown in the table below. The complete fee schedule for the funds subadvised by Threadneedle is found in Section D.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                ASSETS UNDER MANAGEMENT*
                                                                              AGGREGATE FEE
                                 $1-150    NEXT $500   NEXT $500              PAID IN LAST
FUND                             MILLION    MILLION     MILLION   THEREAFTER  FISCAL YEAR**
-------------------------------------------------------------------------------------------
Emerging Markets                  0.45%      0.40%       0.35%       0.30%
European Equity                   0.35%      0.30%       0.25%       0.20%
Global Equity                     0.35%      0.30%       0.25%       0.20%
International Opportunity         0.35%      0.30%       0.25%       0.20%
VP Emerging Markets               0.45%      0.40%       0.35%       0.30%
VP International Opportunity      0.35%      0.30%       0.25%       0.20%

 * The rates shown apply to the corresponding portion of the respective portfolio. For example, if the average daily net assets for Emerging Markets for a given month are $650 million, then the applicable rate is 0.45% on $150 million and 0.40% on the remaining $500 million.

** The fee is subject to a performance incentive adjustment based on the performance of one Class A share of the fund compared to the performance of a Lipper index of comparable funds. The amount of the adjustment to Threadneedle's fee, whether positive or negative, is equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the IMS Agreement.

PROPOSED THREADNEEDLE AGREEMENT COMPARED TO THE CURRENT THREADNEEDLE AGREEMENT. The terms of the proposed Threadneedle Agreement are the same as the current Threadneedle Agreement.

CHIEF EXECUTIVE OFFICER AND BOARD OF DIRECTORS OF THREADNEEDLE. Simon H. Davies is Director and Chief Executive Officer of Threadneedle. In addition to Mr. Davies, the following individuals are also directors of Threadneedle: Thomas W. Challenor, Strategy and Risk Officer; Timothy N. Gillbanks, Chief Finance Officer; Crispin J. Henderson, Chief Operating Officer; William D. Lowndes, Director-Legal Compliance and Audit, Chief Compliance Officer and Company Secretary; and David F. Sachon, Managing Director of Distribution. All directors are also employees of Threadneedle Management Services Limited and may be reached at the offices of Threadneedle International Limited, 60 St. Mary Axe, London, UK EC3A 8JQ. Threadneedle is a wholly-owned subsidiary of Threadneedle Asset Management Holdings Limited, 60 St. Mary Axe, London, UK EC3A 8JQ, which in turn is a direct wholly-owned subsidiary of Ameriprise Financial, Inc. 200 Ameriprise Financial Center, Minneapolis, MN 55474.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

BOARD CONSIDERATIONS AND CONCLUSIONS.

At its meeting held on Sept. 8, 2005, the Board, including a majority of its independent members, approved the proposed Threadneedle Agreement for each applicable fund and recommended its approval by shareholders. In making this determination, the Board evaluated the nature, extent and quality of services provided by Threadneedle. This evaluation included an analysis of the resources of Threadneedle as well as those of its parent, Ameriprise Financial (including those considerations discussed in Proposal 3 under "Basis for Recommendation of the Board - Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and its subsidiaries)"). The Board noted the ability of Threadneedle to manage assets in foreign markets. The Board also examined the investment performance of each applicable fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Investment Performance.") Based on the foregoing, the Board determined that the nature, extent and quality of advisory services provided by Threadneedle were satisfactory. The Board also analyzed the cost of services to the funds as well as to Threadneedle. In this regard, the Board observed that the fees paid to Threadneedle under the proposed Threadneedle Agreement would be the same as they are now. The Board also considered the total expense ratio of each fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Cost of Services Provided" for detail regarding these considerations). Additionally, the Board took into account that the fee schedule in the proposed Threadneedle Agreement includes "breakpoints" that would be triggered as fund asset levels grow. Based on the foregoing, the Board determined that the fees to be paid under the proposed Threadneedle Agreement for each fund would be fair and reasonable in light of the quality of services provided.

RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the Threadneedle Agreement. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Threadneedle Agreement is not approved, the Board will consider what steps to take.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL 6: APPROVE OR REJECT A SUBADVISORY AGREEMENT WITH DAVIS ADVISORS

(Applies to: FUNDAMENTAL VALUE)

Davis Advisors ("Davis") acts as subadviser for the fund under a subadvisory agreement with RiverSource Investments (the "Davis Agreement"). Davis invests money for many clients and, from time to time, has held more than 5% of the voting securities of American Express Company. Immediately after the spin off and from time to time thereafter, Davis may hold more than 5% of the voting securities of Ameriprise Financial. Davis therefore may be considered an affiliate of the fund. In connection with the change in investment manager described in Proposal 3, shareholders are being asked to approve the Davis Agreement as well. The subadvisory fee is paid to Davis by RiverSource Investments, not by the fund. A change in the fee paid to Davis will not affect the fee paid by the fund to RiverSource Investments. The proposed change in the Davis Agreement will not affect the expenses of the fund or the cost to shareholders.

TERMS OF THE CURRENT DAVIS AGREEMENT. The fee paid by RiverSource Investments to Davis for managing fund assets is 0.45% on average daily net assets up to $100 million, 0.40% on assets from $100 million to $500 million, and 0.35 on assets over $500 million. The complete fee schedule for the fund is found in Section D. The Davis Agreement was approved by AEFC as sole shareholder on June 7, 2001. Davis also manages Davis Financial Fund for which it is paid at an annual rate based on average net assets as follows: 0.75% on the first $250 million of average net assets; 0.65% on the next $250 million of average net assets; and 0.55% on average net assets in excess of $500 million.

PROPOSED DAVIS AGREEMENT COMPARED TO THE CURRENT DAVIS AGREEMENT. The terms of the proposed Davis Agreement are the same as the current Davis Agreement except for the change in the fee schedule. The proposed fee schedule is as follows:

PROPOSED SUBADVISORY FEE
(ANNUAL RATE, IN MILLIONS)

           First $100 million                   0.45%
           $100 million - $500 million          0.40%
           $500 million - $1 billion            0.30%
           Over $1 billion                      0.25%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

PRESIDENT AND BOARD OF DIRECTORS OF DAVIS. Andrew A. Davis is President and Director of Davis. In addition to Mr. Davis, the following individuals are also directors of Davis: Wesley E. Bass, Jr., Marc P. Blum, Jeremy H. Biggs, Christopher C. Davis, Thomas Gayner, Jerry D. Geist, D. James Guzy, G. Bernard Hamilton, Robert P. Morgenthau, Theodore B. Smith, Jr., Christian R. Sonne and Marsha Williams. All directors may be reached at the offices of the Davis Funds, 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706.

BOARD CONSIDERATIONS AND CONCLUSIONS.

At its meeting held on Sept. 8, 2005, the Board, including a majority of its independent members, approved the proposed Davis Agreement for the fund and recommended its approval by shareholders. In making this determination, the Board evaluated the nature, extent and quality of services provided by Davis. This evaluation included an analysis of the resources of Davis. The Board also examined the investment performance of the fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Investment Performance.") Based on the foregoing, the Board determined that the nature, extent and quality of advisory services provided by Davis were satisfactory. The Board also analyzed the cost of services to the fund as well as to Davis. In this regard, the Board observed that the fees earned by Davis for providing investment management services under the proposed Davis Agreement would be the same as they are now. The Board also considered the total expense ratio of the fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Cost of Services Provided" for detail regarding these considerations). Additionally, the Board took into account that the fee schedule in the proposed Davis Agreement includes "breakpoints" that would be triggered as fund asset levels grow. Based on the foregoing, the Board determined that the fees to be paid under the proposed Davis Agreement for the fund would be fair and reasonable in light of the quality of services provided.

RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed Davis Agreement. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Davis Agreement is not approved, the Board will consider what steps to take.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL 7: APPROVE OR REJECT CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

(Applies to: ALL FUNDS)

The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all funds and to eliminate unnecessary limitations.

RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund. The Board recommends the following changes to the fund's fundamental investment policies:

A. DIVERSIFICATION (Applies to: ALL FUNDS EXCEPT CALIFORNIA TAX-EXEMPT, GLOBAL BOND, GLOBAL TECHNOLOGY, INFLATION PROTECTED SECURITIES, MASSACHUSETTS TAX-EXEMPT, MICHIGAN TAX-EXEMPT, MINNESOTA TAX-EXEMPT, NEW YORK TAX-EXEMPT, OHIO TAX-EXEMPT, PORTFOLIO BUILDER AGGRESSIVE, PORTFOLIO BUILDER CONSERVATIVE, PORTFOLIO BUILDER MODERATE FUND, PORTFOLIO BUILDER MODERATE AGGRESSIVE, PORTFOLIO BUILDER MODERATE CONSERVATIVE, PORTFOLIO BUILDER TOTAL EQUITY, PRECIOUS METALS, VP GLOBAL BOND)

The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act. For most of the funds, this will be a revision to an existing policy. For European Equity, Real Estate, S&P 500 Index, Small Cap Value, VP S&P 500 Index and VP Small Cap Value this will be a new policy. Each of those funds originally was established as a non-diversified fund. Recently, however, the funds have been managed as diversified funds. Consequently, the Board recommends that each of the funds adopt policies consistent with operation as a diversified fund. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with, or adopt, the following policy (additional or revised language is [UNDERLINE]underlined[/UNDERLINE]):

     The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities [UNDERLINE]or other investment companies,[/UNDERLINE] and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

The percentage limits in the proposed policy are required under the 1940 Act. The amended policy makes one change from the current policy: subject to applicable 1940 Act requirements, it would permit the fund to invest without

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by RiverSource Investments (the "cash pool fund"). The cash pool fund is not expected to pay investment advisory, management, or transfer agent fees, although it may do so subject to the conditions of the SEC order and Board approval. The cash pool fund will incur minimal costs for services, such as custodian and auditor fees. The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.

B. TEN PERCENT LIMITATION IN SINGLE ISSUER (Applies to: BALANCED, CASH MANAGEMENT, DIVERSIFIED BOND, DIVERSIFIED EQUITY INCOME, DIVIDEND OPPORTUNITY, EMERGING MARKETS, EQUITY VALUE, EUROPEAN EQUITY, GLOBAL BOND, GLOBAL EQUITY, GROWTH, HIGH YIELD BOND, INTERMEDIATE TAX-EXEMPT, INTERNATIONAL OPPORTUNITY, MID CAP GROWTH, REAL ESTATE, S&P 500 INDEX, SELECT VALUE, SHORT DURATION U.S. GOV'T, SMALL CAP ADVANTAGE, SMALL CAP GROWTH, SMALL CAP VALUE, SMALL COMPANY INDEX, STRATEGIC ALLOCATION, TAX-EXEMPT BOND, TAX-EXEMPT HIGH INCOME, TAX-EXEMPT MONEY MARKET, VP BALANCED, VP CASH MANAGEMENT, VP DIVERSIFIED BOND, VP DIVERSIFIED EQUITY INCOME, VP EMERGING MARKETS, VP GLOBAL BOND, VP GROWTH, VP HIGH YIELD BOND, VP INTERNATIONAL OPPORTUNITY, VP LARGE CAP EQUITY, VP MID CAP GROWTH, VP S&P 500 INDEX, VP SHORT DURATION U.S. GOV'T, VP SMALL CAP VALUE)

The Board recommends that the fund's fundamental policy with respect to investment in a single issuer be revised to permit the fund the maximum flexibility permitted by the 1940 Act. For most of the funds, this will be a revision to an existing policy as illustrated below. For European Equity, Real Estate, Small Cap Value, S&P 500 Index, VP S&P 500 Index and VP Small Cap Value, this will be a new policy. Each of those funds originally was established as a non-diversified fund. Recently, however, the funds have been managed as diversified funds. Consequently, the Board recommends that each of the funds adopt policies consistent with operation as a diversified fund. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with, or adopt, the following policy (additional language is [UNDERLINE]underlined[/UNDERLINE]):

     The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, [UNDERLINE]except that up to 25% of the Fund's assets may be invested without regard to this 10% limitation.[/UNDERLINE]

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

The 10% percent limit in the proposed policy is required under the 1940 Act. Under the 1940 Act, a fund is permitted to invest up to 25% of its assets without regard to the 10% limitation. The Board recommends that shareholders amend the policy so that it reflects the terms of the 1940 Act. The proposal is not expected to materially affect the operation of the fund. However, the adoption of the proposed investment policy will standardize investment policies.

C. LENDING (Applies to: ALL FUNDS)

The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:

     The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchases agreements.

Currently each of the funds has two policies with respect to lending. One policy limits lending of portfolio securities to 30% of net assets and the other policy limits cash loans to 5% of total assets. In addition, certain funds have a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This third policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy. It is proposed that all three of these policies be superseded by the policy stated above.

The proposal is not expected to materially affect the operation of the fund. However, the proposed policy would clarify that the fund can participate in an interfund borrowing and lending program with other RiverSource Funds, subject to the requirements of an SEC exemptive order. A fund may only borrow money for temporary purposes and may not borrow for leverage or investment purposes. Appropriate safeguards will be implemented to assure that the fund will not be disadvantaged by making loans to affiliated funds. The proposed policy also would confirm the fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. Finally, the adoption of the proposed investment policy will advance the goal of standardizing investment policies.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

D. BORROWING (Applies to: ALL FUNDS)

The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:

     The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow. The current policy limits borrowing to emergency or extraordinary purposes. In order to avoid debate over what constitutes emergency or extraordinary purposes, it is proposed to revise the policy to reflect that the purposes, whatever the circumstances, must be temporary. The fund may not use borrowing for leverage or for investment purposes. In addition, the policy for certain funds includes a prohibition on borrowing property. The Board recommends the term be deleted in order to standardize investment policies.

E. PRECIOUS METALS (Applies to: PRECIOUS METALS)

The fund has a policy that states:

     The fund will invest at least 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

The Board recommends that shareholders approve the elimination of this policy. Under the SEC's name rule, so long as the fund has the words "Precious Metals" in its name, it must invest at least 80% of its assets in the precious metals industry. If the Board were to decide to change the name of the fund to something other than Precious Metals, shareholders would receive at least 60 days notice of the change. However, if the Board were to decide to change the name of the fund, the fundamental policy regarding investment in precious metals could not be changed without a shareholder vote. While the Board has no current intention of changing the name of the fund or the policy of investing in precious metals, eliminating the fundamental policy regarding precious metals will provide the Board with the flexibility to make changes in the future without shareholder approval.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed changes. Changes in fundamental policies must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the any of the proposed changes is not approved, the fund will continue to operate under its current policy.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

SECTION C - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

This section includes information about proxy voting and the shareholder meetings.

VOTING. You are entitled to vote based on your total dollar interest in a fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone, or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

Each corporation or trust issues one or more series of shares. Each series is a separate fund. On the election of Board members and the amendment of the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the same corporation or trust. On the Investment Management Services Agreement, Subadvisory Agreement, and changes in fundamental policies, you vote together with the owners of the other shares in your fund.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of dollars you own on the record date, multiplied by the number of Board members to be elected. If you decide to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) If your shares are held in an IRA account with Ameriprise Trust Company as custodian, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner - either For, Against or Abstain - as other fund shareholders have voted. If your investments include any of the variable portfolio funds, you have the right to instruct IDS Life Insurance Company ("IDS Life") or IDS Life Insurance Company of New York ("IDS Life of New York") how to vote the variable portfolio fund shares held under your annuity contract or life insurance

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
policy. You do this by voting yourself. IDS Life and IDS Life of New York will vote any fund shares for which they do not receive voting instructions in proportionately the same manner - either For, Against or Abstain - as shares for which they do receive instructions.

MASTER/FEEDER FUNDS. Some funds are part of a master/feeder structure. The feeder funds seek their investment objectives by investing their assets in master funds with the same policies. Master funds invest in and manage the securities. Proposals 3, 5 and 7 affect certain master funds. Feeder funds, as the sole shareholders of the master fund, will vote for or against each of those proposals in proportion to the vote received from feeder fund shareholders.

The Board of each feeder fund has determined that it is in the best interests of shareholders to withdraw the fund's assets from the master/feeder structure. The necessary steps to finalize the withdrawal are expected to be completed in late 2005 or early 2006. After that date, each feeder fund will invest directly in and manage its own portfolio of securities rather than investing in a master portfolio. RiverSource Investments is the investment adviser to the master portfolio and will continue to serve as the feeder fund's investment adviser under the terms and conditions in the IMS Agreement described in Proposal 3. If the withdrawal from the master fund is completed prior to the date of the shareholder meeting, shareholders of the former feeder fund will vote directly on all issues.

REVOKING YOUR PROXY. If your plans change after you vote your proxy and you would like to vote in person at the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

JOINT PROXY STATEMENT/SIMULTANEOUS MEETINGS. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each fund. The meetings will be held simultaneously with each proposal being voted on separately by shareholders of a corporation or by shareholders of a fund or by a class of shares of the fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. Ameriprise Financial will pay the expenses for the proxy material, postage and any supplementary solicitations, which may be made by mail, telephone, electronic means or personal contact by financial advisors.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time. Any proposal that a shareholder intends to present at a future shareholder meeting must be submitted to the funds in writing in reasonable time prior to the solicitation of proxies for the meeting

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

ADJOURNMENT. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.

ANNUAL REPORT. The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474 or call (800) 862-7919.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

SECTION D - FUND INFORMATION

This section contains the following information about your fund, its investment adviser and the independent auditors:

TABLE    CONTENT
         (all information is shown for the last fiscal period unless noted otherwise)
D-1      The fund's current fee schedule under its management agreement
D-2      The fund's size, number of outstanding shares and 5% owners.
D-3      Payments the fund made to the investment manager and its affiliates
D-4      Brokerage commissions the fund paid to a broker-dealer affiliate
D-5      Information about shareholder approval of current management agreements
D-6      Actual and pro forma Investment Management Services Agreement fees
D-7A     Actual and pro forma expenses for Class A
D-7B     Actual and pro forma expenses for Class B
D-7C     Actual and pro forma expenses for Class C
D-7D     Actual and pro forma expenses for Class D
D-7E     Actual and pro forma expenses for Class E
D-7I     Actual and pro forma expenses for Class I
D-7Y     Actual and pro forma expenses for Class Y
D-8A     Audit fees
D-8B     Audit-related, tax and other fees

THE FUND'S INVESTMENT ADVISER AND DISTRIBUTOR. RiverSource Investments is the investment adviser for each of the funds. Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial, is the distributor for each of the retail funds. IDS Life, a wholly owned subsidiary of Ameriprise Financial, is the distributor for each of the variable portfolio funds. The address for RiverSource Investments, Ameriprise Financial Services, Inc. and IDS Life is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

PRESIDENT AND BOARD OF DIRECTORS OF RIVERSOURCE INVESTMENTS. William F. Truscott is President of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN 55474. The following individuals are directors of RiverSource Investments. Each director is an officer of RiverSource Investments. Directors:
William F. Truscott, Ward D. Armstrong and Michelle M. Keeley.

PRESIDENT AND BOARD OF DIRECTORS OF IDS LIFE. Timothy V. Bechtold is President of IDS Life. The following individuals are directors of IDS Life. Each director is an officer of Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, MN 55474. Directors: Gumer C. Alvero, Timothy V. Bechtold, Arthur
H. Berman, B. Roger Natarajan and Mark E. Schwarzmann.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-1. FUND MANAGEMENT FEE SCHEDULE

                                                    CURRENT MANAGEMENT FEE                    FEE CAP OR WAIVERS(1)
RETAIL FUNDS                                       (ANNUAL RATE; IN BILLIONS)                     (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth(2),(4)                    First $.5 - .89%; next $.5 - .865%;       1.44% until 5/31/06
                                            next $1 - .84%; next $1 - .815%;
                                            next $3 - .79%; over $6 - .765%

Balanced(2),(3)                             First $1 - .53%; next $1 - .505%; next
                                            $1 - .48%; next $3 - .455%; over $6 -
                                            .43%

California Tax-Exempt, Massachusetts        First $.25 - .47%; next $.25 - .445%;     0.79% until 6/30/06
Tax-Exempt, Michigan Tax-Exempt,            next $.25 - .42%; next $.25 - .405%;
Minnesota Tax-Exempt, New York              over $1 - .38%
Tax-Exempt, Ohio Tax-Exempt

Cash Management Tax-Exempt Money Market     First $1.0 - .36%; next $.5 - .343%;      Cash: 0.73% until 7/31/06
                                            next $.5 - .325%; next $.5 - .308%;
                                            next $1 - .29%; next $3 - .27%; over
                                            $6.5 - .25%

Core Bond Limited Duration                  First $1 - .54%; next $1 - .515%; next    0.89% until 7/31/06
                                            $1 - .49%; next $3 - .465%; next $3
                                            - .44%; over $9 - .415%

Disciplined Equity(2)                       First $1 - .60%; next $1 - .575%; next    Disciplined Equity: 1.25% until 7/31/06
Growth(2),(3)                               $1 - .55%; next $3 - .525%; next $6 -     Large Cap Value: 1.29% until 7/31/06
Large Cap Equity(2)                         .50%; next $12 - .49%; over $24 - .48%
Large Cap Value(2)
Mid Cap Growth(2)
New Dimensions(2),(3)

Discovery(2),(15)                           First $.25 - .64%; next $.25 - .615%;     1.49% until 7/31/06
                                            next $.25 - .59%; next $.25 - .565%;
                                            next $1 - .54%;  over $2 - .515%

Diversified Bond Selective(3) Short         First $1 - .52%; next $1 - .495%; next    0.89% Diversified Bond until 8/31/06
Duration U.S. Gov't(3) U.S. Gov't           $1 - .47%; next $3 - .445%; next $3 -     Selective, Short Duration U.S. Gov't
Mortgage                                    .42%; over $9 - .395%                     and U.S. Gov't Mortgage until 5/31/06

Diversified Equity Income(2),(3)            First $.5 - .53%; next $.5 - .505%;
Equity Value(2)                             next $1 - .48%; next $1 - .455%; next
Stock(2),(3)                                $3 - .43%; over $6 - .40%
Strategic Allocation(2),(3)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                    CURRENT MANAGEMENT FEE                      FEE CAP OR WAIVERS
RETAIL FUNDS                                       (ANNUAL RATE; IN BILLIONS)                     (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity(2)                     First $.5 - .61%; next $.5 - .585%;
                                            next $1 - .56%; next $1 - .535%;
                                            next $3 - .51%; over $6 - .48%

Emerging Markets(2),(3),(5)                 First $.25 - 1.10%; next $.25 - 1.08%;    1.99% until 10/31/06
                                            next $.25 - 1.06%; next $.25 - 1.04%;
                                            next $1 - 1.02%; over $2 - 1.0%

European Equity(2),(5)                      First $.25 - .80%; next $.25 - .775%;     International Opportunity: 1.55% until
Global Equity(2),(3),(5)                    next $.25 - .75%; next $.25 - .725%;      10/31/06
International Opportunity(2),(5)            next $1 - .70%; over $2 - .675%
Precious Metals(2)

Fundamental Growth(2),(6)                   First $.5 - .78%; next $.5 - .78%; next   1.40% until 5/31/06
                                            $1 - .755%; next $1 - .73%; next $3 -
                                            .705%; over $6 - .68%

Fundamental Value(2),(7)                    First $.5 - .73%; next $.5 - .705%;
Value(2),(8)                                next $1 - .68%; next $1 - .655%; next
                                            $3 - .63%; over $6 - .60%

Global Balanced(2),(5)                      First $.25 - .79%; next $.25 - .765%;
                                            next $.25 - .74%; next $.25 - .715%;
                                            next $1 - .69%; over $2 - .665%

Global Bond(3)                              First $.25 - .77%; next $.25 - .745%;     1.25% until 10/31/06
                                            next $.25 - .72%; next $.25 - .695%;
                                            over $1 - .67%

Global Technology(2),(3)                    First $.25 - .72%; next $.25 - .695%;     1.82% until 10/31/06
                                            next $.25 - .67%; next $.25 - .645%;
                                            next $1 - .62%; over $2 - .595%

High Yield Bond(3)                          First $1 - .59%; next $1 - .565%;
                                            next $1 - .54%; next $3 - .515%; next
                                            $3 - .49%; over $9 - .465%

Income Opportunities                        First $1 - .61%; next $1 - .585%; next    1.19% until 7/31/06
                                            $1 - .56%; next $3 - .535%; next $3
                                            - .51%; over $9 - .485%

Inflation Protected Securities              First $1 - .44%; next $1 - .415%; next    0.84% until 7/31/06
                                            $1 - .39%; next $3 - .365%; next $3
                                            - .34%; over $9 - .315%

Insured Tax-Exempt                          First $1 - .45%; next $1 - .425%; next    0.79% Intermediate and Tax-Exempt
Intermediate Tax-Exempt                     $1 - .4%; next $3 - .375%; over $6 - .35% until 11/30/06
Tax-Exempt Bond

International Aggressive Growth(2),(9)      First $.25 - 1%; next $.25 - .975%;       Cap is expiring
                                            next $.25 - .95%; next $.25 - .925%;
                                            next $1 - .90%; over $2 - .875%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                    CURRENT MANAGEMENT FEE                      FEE CAP OR WAIVERS
RETAIL FUNDS                                       (ANNUAL RATE; IN BILLIONS)                     (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
International Equity(2),(10)                First $.25 - .97%; next $.25 - .945%;     1.75% until 10/31/06
                                            next $.25 - .92%; next $.25 - .895%;
                                            next $1 - .87%; over $2 - .845%

International Select Value(2),(11)          First $.25 - .90%; next $.25 - .875%;
                                            next $.25 - .85%; next $.25 - .825%;
                                            next $1 - .80%; over $2 - .775%

International Small Cap(2),(12)             First $.25 - 1.12%; next $.25 - 1.095%;   1.95% until 10/31/06
                                            next $.25 - 1.070%; next $.25 -
                                            1.045%; next $1 - 1.020%; over $2 -
                                            .995%

Mid Cap Value(2)                            First $1 - .70%; next $1 - .675%;
                                            next $1 - .65%; next $3 - .625%;
                                            next $6 - .60%; next $12 - .59%;
                                            over $24 - .58%

Portfolio Builder Conservative              0.08%                                     0.59% until 1/31/07

Portfolio Builder Moderate Conservative     0.08%                                     0.59% until 1/31/07

Portfolio Builder Moderate                  0.08%                                     0.59% until 1/31/07

Portfolio Builder Moderate Aggressive       0.08%                                     0.59% until 1/31/07

Portfolio Builder Aggressive                0.08%                                     0.59% until 1/31/07

Portfolio Builder Total Equity              0.08%                                     0.59% until 1/31/07

Real Estate(2)                              First $1 - .84%; next $1 - .815%; next    1.49% until 6/30/06
                                            $1 - .79%; next $3 - .765%; next $6 -
                                            .74%; next $12 - .73%; over $24 - .72%

S&P 500 Index                               First $1 - .24; next $1 - .23%; next $3   0.59% until 1/31/07
                                            - .22%; over $5 - .21%

Select Value(2),(13)                        First $.5 - .78%; next $.5 - .755%;
                                            next $1 - .73%; next $1 - .705%;
                                            next $3 - .68%; over $6 - .65%

Small Cap Advantage(2),(14)                 First $.25 - .74%; next $.25 - .715%;
                                            next $.25 - .69%; next $.25 - .665%;
                                            next $1 - .64%; over $2 - .615%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                    CURRENT MANAGEMENT FEE                      FEE CAP OR WAIVERS
RETAIL FUNDS                                       (ANNUAL RATE; IN BILLIONS)                     (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Equity(2),(15)                    First $.25 - .97%; next $.25 - .945%;     Small Cap Equity: 1.55% until 5/31/06;
Small Cap Value(2),(16)                     next $.25 - .92%; next $.25 - .895%;      Small Cap Value: 1.59% until 5/31/06
                                            over $1 - .87%

Small Cap Growth(2),(17)                    First $.25 - .92%; next $.25 - .895%;     1.70% until 3/31/07
                                            next $.25 - .87%; next $.25 - .845%;
                                            next $1 - .82%; over $2 - .795%

Small Company Index                         First $.25 - .38%; next $.25 - .37%;      0.89% until 1/31/07
                                            next $.25 - .36%; next $.25 - .35%;
                                            over $1 - .34%

Strategy Aggressive(2),(4)                  First $1 - .60%; next $1 - .575%; next
                                            $1 - .55%; next $3 - .525%; over $6 -
                                            .50%

Tax-Exempt High Income(3)                   First $1 - .49%; next $1 - .465%; next    0.79% until 11/30/06
                                            $1 - .44%; next $3 - .415%; next $3
                                            - .39%; over $9 - .36%

(1) For all funds except S&P 500 Index, the information is shown for Class A shares. Fees and expenses in excess of the percentage shown will be waived or reimbursed, prior to giving effect to any PIA. For S&P 500 Index, the fee cap is shown for Class D shares. Fee caps for other classes of shares will vary slightly based on the expenses of those classes.

(2) The fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

(3) The fund is part of the master/feeder structure. Management fees are paid by the portfolio on behalf of the fund.

(4) The fund has subadvisory agreements with American Century Investment Management, Inc. and Turner Investment Partners, Inc.

(5)  The fund has a subadvisory agreement with Threadneedle International
     Limited.

(6) The fund has subadvisory agreements with Wellington Management Company, LLP and Goldman Sachs Asset Management L.P.

(7)  The fund has a subadvisory agreement with Davis Advisors.

(8)  The fund has a subadvisory agreement with Lord, Abbett & Co.

(9) The fund has subadvisory agreements with American Century Global Investment Management, Inc. and Liberty Wanger Asset Management, L.P.

(10) The fund has subadvisory agreements with Marsico Capital Management LLC and The Boston Company Asset Management.

(11) The fund has a subadvisory agreement with Alliance Capital Management L. P.

(12) The fund has subadvisory agreements with Wellington Management Company, LLP and Templeton Investment Counsel LLP.

(13) The fund has a subadvisory agreement with Gabelli Asset Management Company.

(14) The fund has a subadvisory agreement with Kenwood Capital Management LLC.

(15) The fund has subadvisory agreements with American Century Investment Management, Inc., Lord, Abbett & Co. and Wellington Management Company, LLP.

(16) The fund has subadvisory agreements with Royce & Associates, Inc.; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.

(17) The fund has subadvisory agreements with Essex Investment Management Company, LLC, Turner Investment Partners, Inc.; MDT advisers and UBS Global Asset Management (Americas) Inc.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

VARIABLE PORTFOLIO                                 CURRENT MANAGEMENT FEE                        FEE CAP OR WAIVERS
FUNDS                                            (ANNUAL RATE; IN BILLIONS)                        (IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
VP Balanced(2)                              First $.5 - .63%; next $.5 - .615%;
                                            next $1 - .60%; next $1 - .585%;
                                            next $3 - .57%; over $6 - .55%

VP Cash Management                          First $1 - .51%; next $.5 - .493%;
                                            next $.5 - .475%; next $.5 - .458%;
                                            over $2.5 - .44%

VP Core Bond                                First $1 - .63%; next $1 - .615%; next    .95% until 8/31/06
                                            $1 - .60%; next $3 - .585%; next $3
                                            - .57%; over $9 - .555%

VP Core Equity                              .40%                                      .40%

VPDiversified Bond                          First $1 - .61%; next $1 - .595%; next
VP Short Duration U.S. Gov't                $1 - .58%; next $3 - .565%; next $3 -
                                            .55%; over $9 - .535%

VP Diversified Equity Income(1)             First $.5 - .56%; next $.5 - .545%; next
                                            $1 - .53%; next $1 - .515%; next $3
                                            - .50% over $6 - .47%

VP Emerging Markets(2),(3)                  First $.25 - 1.17%; next $.25 - 1.155%;   1.75% until 8/31/06
                                            next $.25 - 1.14%; next $.25 -1.125%;
                                            next $1 - 1.11%; over $2 - 1.095%

VP Global Bond                              First $.25 - .84%; next $.25 - .825%;
                                            next $.25 - .81%; next $.25 - .795%;
                                            over $1 - .78%

VP Growth(2)                                First $1 - .63%; next $1 - .615%; next    For Large Cap Value: 1.05% until
VP Large Cap Equity(2)                      $1 - .60%; next $3 - .585%; over $6 -     8/31/06
VP Large Cap Value(2)                       .57%
VP New Dimensions(2)

VP High Yield Bond                          First $1 - .62%; next $1 - .605%; next
                                            $1 - .59%; next $3 - .575%; next $3 -
                                            .56%; over $9 - .545%

VP Income Opportunities                     First $1 - .64%; next $1 - .625%; next    .99% until 8/31/06
                                            $1 - .61%; next $3 - .595%; next $3
                                            - .58%; over $9 - .565%

VP Global Inflation Protected Securities    First $1 - .49%; next $1 - .475%; next    .75% until 8/31/06
                                            $1 - .46%; next $3 - .445%; next $3 -
                                            .43%; over $9 - .415%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

VARIABLE PORTFOLIO                                 CURRENT MANAGEMENT FEE                        FEE CAP OR WAIVERS
FUNDS                                            (ANNUAL RATE; IN BILLIONS)                        (IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
VP International Opportunity(2),(3)         First $.25 - .87%; next $.25 -
                                            .855%; next $.25 - .84%; next $.25 -
                                            .825%; next $1 - .81%; over $2 -
                                            .795%

VP Mid Cap Growth(2)                        First $.25 - .65%; next $.25 - .635%;     1.0% until 8/31/06
                                            next $.25 - .62%; next $.25 - .605%;
                                            next $1 - .59%; next $1 - .575%; over
                                            $3 - .56%

VP Mid Cap Value(2)                         First $1 - .73%; next $1 - .705%; next    1.08% until 8/31/06
                                            $1 - .68%; next $3 - .655%; next $6 -
                                            .63%; next $12 - .62%; over $24 - .61%

VP S&P 500 Index                            First $1 - .29%; next $1 - .28%; next     .495% until 8/31/06
                                            $3 - .27%; over $5 - .26%

VP Select Value(2),(6)                      First $.5 - .81%; next $.5 - .795%;       1.15% until 8/31/06
                                            next $1 - .78%; next $1 - .765%; next
                                            $3 - .75%; over $6 - .72%

VP Small Cap Advantage(2),(5)               First $.25 - .79%; next $.25 - .77%;
                                            next $.25 - .75%; next $.25 - .73%;
                                            next $1 - .71%; over $2 - .65%

VP Small Cap Value(2),(4)                   First $.25 - 1.02%; next $.25 - 1.00%;    1.30% until 8/31/06
                                            next $.25 - .98%; next $.25 -.96%;
                                            next $1 - .94%; over $2 - .92%

VP Strategy Aggressive                      First $.25 - .65%; next $.25 - .635%;
                                            next $.25 - .62%; next $.25 -.605%;
                                            next $1 - .59%; over $2 - .575%

(1) Fees and expenses in excess of the percentage shown will be waived or reimbursed, prior to giving effect to any PIA.

(2) The fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

(3)  The fund has a subadvisory agreement with Threadneedle International
     Limited.

(4) The fund has subadvisory agreements with Royce & Associates, Inc.; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.

(5)  The fund has a subadvisory agreement with Kenwood Capital Management LLC.

(6)  The fund has a subadvisory agreement with Gabelli Asset Management Company.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-2. FUND SIZE AND 5% OWNERS
AS OF SEPTEMBER 30, 2005

FUND                                               NET ASSETS    OUTSTANDING SHARES   5% OWNERS
RETAIL FUNDS:
  Aggressive Growth
     Class A                                     $   30,462,999        3,807,197         (1)
     Class B                                          7,757,666          986,357        None
     Class C                                            637,400           81,067         (2)
     Class I                                         55,735,958        6,923,089         (3)
     Class Y                                             38,714            4,821         (4)
  Balanced
     Class A                                        989,847,242      100,563,086        None
     Class B                                         81,235,246        8,306,982        None
     Class C                                          3,167,432          324,045        None
     Class Y                                        164,003,751       16,664,056         (5)
  California Tax-Exempt
     Class A                                        184,480,530       35,291,948        None
     Class B                                         12,739,113        2,438,311        None
     Class C                                          2,878,539          550,017         (6)
  Cash Management
     Class A                                      2,969,965,376    2,969,755,089        None
     Class B                                        107,414,013      107,605,539        None
     Class C                                          2,026,510        2,026,881         (7)
     Class I                                         13,215,488       13,216,008         (8)
     Class Y                                        139,566,909      139,634,090         (9)
  Core Bond
     Class A                                         35,122,802        3,630,787        (10)
     Class B                                         12,106,767        1,251,196        None
     Class C                                            605,474           62,555        (11)
     Class I                                        122,992,343       12,723,991        (12)
     Class Y                                            100,581           10,399        (13)
  Disciplined Equity
     Class A                                         32,276,709        4,753,442        (14)
     Class B                                          9,368,502        1,396,861        None
     Class C                                            215,153           32,080        (15)
     Class I                                         90,562,547       13,259,515        (16)
     Class Y                                             34,836            5,118        (17)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                               NET ASSETS    OUTSTANDING SHARES   5% OWNERS
  Diversified Bond
     Class A                                     $1,742,668,306      360,929,225        (18)
     Class B                                        476,270,093       98,619,257        None
     Class C                                         17,722,563        3,665,171        None
     Class I                                              9,836            2,037        (19)
     Class Y                                        144,541,408       29,933,483        (20)
  Diversified Equity Income
     Class A                                      3,750,582,404      309,712,571        (21)
     Class B                                      1,141,019,668       94,507,900        None
     Class C                                         58,192,375        4,825,898        None
     Class I                                         95,654,501        7,887,479        (22)
     Class Y                                         57,831,755        4,771,115        (23)
  Dividend Opportunity
     Class A                                        889,897,301      118,997,386        (24)
     Class B                                        289,152,159       38,928,684        None
     Class C                                         13,343,663        1,797,479        None
     Class I                                             11,337            1,513        (19)
     Class Y                                            389,323           51,944        (25)
  Emerging Markets
     Class A                                        313,828,701       35,659,061        (26)
     Class B                                         78,466,067        9,430,788        None
     Class C                                          2,768,987          332,026        None
     Class I                                         19,954,288        2,236,448        (27)
     Class Y                                         21,620,897        2,427,357        (28)
  Equity Value
     Class A                                        890,011,764       81,585,220        None
     Class B                                        219,010,206       20,036,987        None
     Class C                                          3,408,830          314,205        (29)
     Class I                                             11,683            1,070        (19)
     Class Y                                          9,687,928          887,315        (30)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                                NET ASSETS    OUTSTANDING SHARES   5% OWNERS
  European Equity
     Class A                                       $ 83,096,070       19,221,477        (31)
     Class B                                         32,333,856        7,595,255        None
     Class C                                          1,453,637          341,461        (32)
     Class I                                             12,407            2,865        (19)
     Class Y                                             15,877            3,668        (33)
  Fundamental Growth
     Class A                                         17,834,417        2,982,269        (34)
     Class B                                          6,910,298        1,178,412        None
     Class C                                            350,088           59,641        (35)
     Class I                                         99,230,986       16,470,665        (36)
     Class Y                                             35,817            5,952        (37)
  Fundamental Value
     Class A                                        721,649,741      126,248,011        (38)
     Class B                                        291,432,945       52,324,537        None
     Class C                                         18,188,243        3,253,306        None
     Class I                                         50,966,087        8,838,871        (39)
     Class Y                                            692,384          120,515        (40)
  Global Bond
     Class A                                        364,917,832       54,679,841        (41)
     Class B                                        114,417,059       17,124,375        None
     Class C                                          4,388,971          659,671        None
     Class I                                         83,000,365       12,413,605        (42)
     Class Y                                             85,205           12,737        (25)
  Global Equity
     Class A                                        455,785,733       70,888,162        (43)
     Class B                                        104,061,342       17,145,801        None
     Class C                                          2,244,332          372,030        None
     Class Y                                          6,551,615        1,010,179        (44)
  Global Technology
     Class A                                        124,419,109       61,345,765        (45)
     Class B                                         48,110,237       27,206,908        None
     Class C                                          3,403,255        1,919,217        None
     Class I                                             12,047            5,882        (19)
     Class Y                                            330,049          162,034        (46)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                               NET ASSETS    OUTSTANDING SHARES   5% OWNERS
  Growth
     Class A                                     $2,203,304,395       77,837,603        (47)
     Class B                                        523,481,036       20,177,254        None
     Class C                                         16,241,663          625,977        None
     Class I                                        159,774,716        5,525,838        (48)
     Class Y                                        292,709,960       10,170,179        (49)
  High Yield Bond
     Class A                                      1,726,980,660      600,282,256        (50)
     Class B                                        527,513,471      183,465,543        None
     Class C                                         33,582,470       11,748,841        None
     Class I                                             10,137            3,521        (19)
     Class Y                                            487,959          169,744        (51)
  Income Opportunities
     Class A                                        204,752,316       19,672,643        (52)
     Class B                                         74,389,770        7,149,878        None
     Class C                                          7,071,403          679,776        None
     Class I                                         74,497,853        7,148,199        (53)
     Class Y                                            410,217           39,385        (54)
  Inflation Protected Securities
     Class A                                         93,446,225        9,199,467        (55)
     Class B                                         47,670,447        4,695,096        None
     Class C                                          3,819,693          376,194        None
     Class I                                         58,035,240        5,713,259        (56)
     Class Y                                             10,157            1,000        (57)
  Intermediate Tax-Exempt Bond
     Class A                                        106,627,185       20,015,248        (58)
     Class B                                         17,466,213        3,281,104        None
     Class C                                          6,566,497        1,233,452        None
     Class Y                                              1,285              243        (19)
  International Aggressive Growth
     Class A                                        221,743,043       26,725,985        (59)
     Class B                                         59,272,357        7,352,091        None
     Class C                                          3,382,513          419,633        None
     Class I                                         80,949,756        9,664,713        (60)
     Class Y                                            465,015           55,744        (61)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                               NET ASSETS    OUTSTANDING SHARES   5% OWNERS
  International Equity
     Class A                                     $   95,352,103       12,695,477        (62)
     Class B                                         24,664,771        3,329,668        None
     Class C                                          1,486,163          200,537        (63)
     Class I                                         44,481,652        5,890,334        (64)
     Class Y                                             96,360           12,808        (65)
  International Opportunity
     Class A                                        424,142,870       53,835,610        (66)
     Class B                                         84,430,216       11,021,450        None
     Class C                                          2,764,134          363,224        None
     Class I                                         49,026,932        6,155,539        (67)
     Class Y                                            362,926           45,811        (68)
  International Select Value
     Class A                                      1,022,343,469      109,991,789        (69)
     Class B                                        315,518,381       35,007,800        None
     Class C                                         17,431,882        1,935,319        None
     Class I                                         60,250,633        6,417,520        (70)
     Class Y                                            908,843           97,133        (71)
  International Small Cap
     Class A                                         67,746,637        7,437,597        (72)
     Class B                                         17,486,625        1,965,173        None
     Class C                                            844,258           94,641        None
     Class I                                         10,035,932        1,091,527        (73)
     Class Y                                             84,692            9,257        (74)
  Large Cap Equity
     Class A                                      1,044,944,281      199,514,923        (75)
     Class B                                        372,956,613       72,818,404        None
     Class C                                          8,898,385        1,734,333        None
     Class I                                         46,831,631        8,852,605        (76)
     Class Y                                            253,870           48,212        (77)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                               NET ASSETS    OUTSTANDING SHARES   5% OWNERS
  Large Cap Value
     Class A                                     $   72,486,323       12,434,782        (78)
     Class B                                         25,555,403        4,436,034        None
     Class C                                          1,276,581          221,632        None
     Class I                                         41,242,356        7,030,729        (79)
     Class Y                                            117,748           20,125        (80)
  Limited Duration Bond
     Class A                                         81,010,661        8,304,193        (81)
     Class B                                         23,332,279        2,391,337        None
     Class C                                          1,661,660          170,364        (82)
     Class I                                         76,435,968        7,834,086        (83)
     Class Y                                             59,987            6,150        (84)
  Massachusetts Tax-Exempt
     Class A                                         55,318,102       10,318,149        (85)
     Class B                                         15,136,280        2,823,230        None
     Class C                                          1,246,511          232,598        (86)
  Michigan Tax-Exempt
     Class A                                         51,366,096        9,706,841        (87)
     Class B                                          4,693,474          886,584        (88)
     Class C                                          1,926,971          364,102        (89)
  Mid Cap Growth
     Class A                                      1,369,390,930       97,396,587        (90)
     Class B                                        327,603,602       25,385,891        None
     Class C                                         12,405,180          961,433        None
     Class I                                         39,230,589        2,743,086        (91)
     Class Y                                        193,879,455       13,619,592        (92)
  Mid Cap Value
     Class A                                        781,922,066       91,332,628        (93)
     Class B                                        242,238,244       28,890,614        None
     Class C                                         13,765,853        1,641,443        None
     Class I                                         11,962,750        1,382,578        (94)
     Class Y                                            817,956           94,943        (95)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                                NET ASSETS    OUTSTANDING SHARES   5% OWNERS
  Minnesota Tax-Exempt
     Class A                                       $336,606,720       63,704,128         None
     Class B                                         42,526,880        8,046,992         None
     Class C                                          8,926,130        1,689,083         None
  New York Tax-Exempt
     Class A                                         70,838,255       13,852,761         (96)
     Class B                                          9,242,795        1,807,455         None
     Class C                                          1,302,757          254,752         (97)
  Ohio Tax-Exempt
     Class A                                         49,888,439        9,467,139         (98)
     Class B                                          7,371,782        1,399,019         (99)
     Class C                                          1,849,037          350,777        (100)
  Portfolio Builder Aggressive
     Class A                                        218,947,226       19,377,058         None
     Class B                                         62,196,208        5,557,321         None
     Class C                                          5,231,913          467,685         None
     Class Y                                             87,026            7,693        (101)
  Portfolio Builder Conservative
     Class A                                         59,992,550        5,784,108         None
     Class B                                         30,232,453        2,922,068         None
     Class C                                          6,219,336          600,940         None
     Class Y                                             32,699            3,178        (102)
  Portfolio Builder Moderate
     Class A                                        336,213,095       30,859,805         None
     Class B                                        126,014,155       11,603,313         None
     Class C                                         14,353,538        1,320,552         None
     Class Y                                             33,938            3,119        (103)
  Portfolio Builder Moderate Aggressive
     Class A                                        456,042,200       41,155,187         None
     Class B                                        124,634,025       11,282,511         None
     Class C                                         12,522,364        1,133,803         None
     Class Y                                             70,704            6,376        (104)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                                NET ASSETS    OUTSTANDING SHARES   5% OWNERS
   Portfolio Builder Moderate Conservative
      Class A                                      $126,353,145       11,887,101         None
      Class B                                        54,413,478        5,130,965         None
      Class C                                         9,246,715          871,601         None
      Class Y                                            26,266            2,480        (105)
   Portfolio Builder Total Equity
      Class A                                       176,564,460       15,413,673         None
      Class B                                        52,116,332        4,592,863         None
      Class C                                         4,495,245          396,157         None
      Class Y                                            99,865            8,702        (106)
   Precious Metals
      Class A                                        69,126,703        6,576,173        (107)
      Class B                                        16,440,817        1,647,821         None
      Class C                                         1,830,621          185,149        (108)
      Class I                                            10,467              989         (19)
      Class Y                                            49,268            4,651        (109)
   Real Estate
      Class A                                        74,321,515        5,319,896        (110)
      Class B                                        19,622,739        1,411,899         None
      Class C                                         1,046,594           75,305         None
      Class I                                        55,514,957        3,967,605        (111)
      Class Y                                            28,765            2,063        (112)
   S&P 500 Index
      Class D                                        65,141,971       13,653,518         (25)
      Class E                                       217,968,597       45,417,444        (113)
   Select Value
      Class A                                       547,056,024       78,504,743        (114)
      Class B                                       189,313,145       27,858,129         None
      Class C                                        11,895,508        1,750,301         None
      Class I                                        17,705,990        2,515,653        (115)
      Class Y                                            94,561           13,494        (116)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                                NET ASSETS    OUTSTANDING SHARES   5% OWNERS
  Short Duration U.S. Gov't
     Class A                                       $820,480,655      172,635,517        (117)
     Class B                                        463,856,176       97,584,022         None
     Class C                                         20,258,420        4,262,297         None
     Class I                                         50,510,115       10,614,046        (118)
     Class Y                                         32,204,927        6,774,009        (119)
  Small Cap Advantage
     Class A                                        607,717,167       79,464,010        (120)
     Class B                                        204,643,195       28,153,629         None
     Class C                                         11,925,584        1,640,448         None
     Class I                                          8,925,772        1,148,172        (121)
     Class Y                                            654,355           84,691        (122)
  Small Cap Equity
     Class A                                        140,497,613       22,370,142        (123)
     Class B                                         47,818,274        7,837,487         None
     Class C                                          3,841,785          630,386         None
     Class I                                         10,123,884        1,596,475        (124)
     Class Y                                            293,135           46,319        (125)
  Small Cap Growth
     Class A                                        139,313,934       30,294,588        (126)
     Class B                                         60,835,369       13,710,954         None
     Class C                                          5,967,033        1,344,464         None
     Class I                                          9,587,094        2,058,945        (127)
     Class Y                                            132,123           28,541        (128)
  Small Cap Value
     Class A                                        755,648,619      106,905,619        (129)
     Class B                                        328,789,656       47,762,801         None
     Class C                                         21,307,670        3,089,422         None
     Class I                                         11,822,805        1,655,717        (130)
     Class Y                                            217,488           30,597        (131)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                               NET ASSETS    OUTSTANDING SHARES   5% OWNERS
  Small Company Index
     Class A                                     $  865,614,276       96,733,551        (132)
     Class B                                        346,782,708       42,102,446         None
     Class Y                                         10,897,824        1,199,057        (133)
  Strategic Allocation
     Class A                                        937,599,917       94,157,621         None
     Class B                                         96,316,204        9,745,469         None
     Class C                                          6,951,649          705,134         None
     Class Y                                          4,286,748          430,514        (134)
  Tax-Exempt Bond
     Class A                                        620,913,752      160,136,048         None
     Class B                                         30,276,575        7,808,249         None
     Class C                                          3,928,709        1,012,887         None
     Class Y                                              1,887              487         (19)
  Tax-Exempt High Income Bond
     Class A                                      3,581,661,059      808,428,906         None
     Class B                                        197,504,197       44,583,702         None
     Class C                                         24,270,554        5,476,132         None
     Class Y                                              1,998              450         (19)
  Tax-Exempt Money Market                           113,855,036      113,982,997         None
  U.S. Gov't Mortgage
     Class A                                        153,898,993       30,441,915        (135)
     Class B                                         84,767,339       16,760,791         None
     Class C                                          9,356,540        1,849,778         None
     Class I                                              9,808            1,942         (19)
     Class Y                                         33,759,158        6,682,021        (136)
  Value
     Class A                                        260,276,151       46,716,933        (137)
     Class B                                        128,769,111       23,679,313         None
     Class C                                          8,924,498        1,636,718        (138)
     Class I                                         61,275,692       10,907,810        (139)
     Class Y                                            106,228           18,985        (140)

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

AS OF SEPTEMBER 30, 2005

FUND                                               NET ASSETS    OUTSTANDING SHARES   5% OWNERS
VARIABLE PORTFOLIO FUNDS:
  VP Balanced                                    $2,414,575,668      158,692,917        (141)
  VP Cash Management                                688,876,582      689,122,640        (141)
  VP Core Bond                                       57,499,365        5,793,938        (141)
  VP Core Equity                                    481,194,512       43,832,498        (141)
  VP Diversified Bond                             1,825,389,081      173,434,677        (141)
  VP Diversified Equity Income                    1,767,297,182      125,390,813        (141)
  VP Emerging Markets                               225,885,649       15,845,639        (141)
  VP Global Bond                                    572,251,015       53,077,261        (141)
  VP Global Inflation Protected Securities          137,581,939       13,561,962        (141)
  VP Growth                                         426,597,618       63,767,447        (141)
  VP High Yield Bond                              1,232,046,365      184,819,604        (141)
  VP Income Opportunitites                           47,361,227        4,612,911        (141)
  VP International Opportunity                    1,220,375,783      117,257,076        (141)
  VP Large Cap Equity                             2,522,811,193      116,466,470        (141)
  VP Large Cap Value                                 15,554,971        1,402,847        (141)
  VP Mid Cap Growth                                 257,201,572       20,343,440        (141)
  VP Mid Cap Value                                    8,536,568          738,583        (141)
  VP S&P 500 Index                                  370,933,979       44,332,968        (141)
  VP Select Value                                    24,361,339        2,135,809        (141)
  VP Short Duration U.S. Gov't                      479,756,279       47,231,205        (141)
  VP Small Cap Advantage                            234,299,870       15,485,771        (141)
  VP Small Cap Value                                426,254,253       29,410,355        (141)

(1)   Charles Schwab & Co Inc., a brokerage firm, owns of record 5.45%.

(2)   Roger J., Sylvia Ann and Matthew Thompson, Eagle, ID own 10.11%.

(3) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.12%. RiverSource Portfolio Builder Moderate Fund owns 20.46%. RiverSource Portfolio Builder Aggressive Fund owns 19.50%. RiverSource Portfolio Builder Total Equity Fund owns 19.22%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.95%.

(4) Charles Schwab & Co Inc., a brokerage firm, owns of record 58.52%. Ameriprise Financial, Minneapolis, MN owns 41.48%.

(5)   Ameriprise Trust Company, Minneapolis, MN owns of record 99.82%.

(6) Arthur Mendel and Dorothy Mendel as the Trustees of the Dorothy M. Mendel Irrevocable Trust, Richmond, CA, own 6.73%.

(7) Jerry J. Meyer and Roma J. Meyer, Williamsburg, IN own 11.34%. Dr. Frank Bernhardt and Monika Bernhardt, West Chester, OH own 5.08%.

(8) RiverSource Portfolio Builder Conservative Fund owns 55.88%. RiverSource Portfolio Builder Moderate Conservative Fund owns 44.04%.

(9)   Ameriprise Trust Company, Minneapolis, MN owns of record 98.34%.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(10) Charles Schwab & Co. Inc., a brokerage firm, owns of record 14.72%. IDS Life Insurance Company, Minneapolis, MN owns 6.14%.

(11) Frank S. Gregory, Derry, NH owns 6.49%. Donald L. Arnold and Helen Arnold, Silver Lake, IN own 5.01%.

(12) RiverSource Portfolio Builder Moderate Fund owns 41.26%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.54%. RiverSource Portfolio Builder Conservative Fund owns 12.14%. RiverSource Portfolio Builder Moderate Conservative Fund owns 10.27%.

(13) Charles Schwab & Co. Inc., a brokerage firm, owns of record 90.38%. IDS Life Insurance Company, Minneapolis, MN owns 9.62%.

(14)  Charles Schwab & Co Inc., a brokerage firm, owns of record 10.23%.

(15) Emmanual A. Madeira and Kelly D. Madeira, S. Dartmouth, MA own 8.49%. Brian L. Hopp and Mary Jane Hopp, Beldenville, WI own 7.33%. Ameriprise Financial, Minneapolis, MN owns 6.23%. Linda L. Lane, Bay Pines, FL owns 5.59%. Paul M. Farmer and Nikki S. Farmer, Franklin, TN own 5.03%.

(16) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.04%. RiverSource Portfolio Builder Moderate Fund owns 20.50%. RiverSource Portfolio Builder Aggressive Fund owns 19.57%. RiverSource Portfolio Builder Total Equity Fund owns 19.27%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.90%.

(17) Charles Schwab & Co Inc., a brokerage firm, owns of record 60.92%. Ameriprise Financial, Minneapolis, MN owns 39.08%.

(18)  Charles Schwab & Co Inc., a brokerage firm, owns of record 6.36%.

(19)  Ameriprise Financial, Minneapolis, MN owns 100%.

(20)  Ameriprise Trust Company, Minneapolis, MN owns of record 96.62%.

(21)  Charles Schwab & Co Inc., a brokerage firm, owns of record 14.11%.

(22) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.95%. RiverSource Portfolio Builder Moderate Fund owns 20.54%. RiverSource Portfolio Builder Aggressive Fund owns 19.53%. RiverSource Portfolio Builder Total Equity Fund owns 19.24%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.96%.

(23) Ameriprise Trust Company, Minneapolis, MN, owns of record 48.92%. Wells Fargo Bank owns of record 27.29%. Wells Fargo Bank as Tr of the Holland American Line, Minneapolis, MN owns 17.35%.

(24)  Charles Schwab & Co Inc., a brokerage firm, owns of record 11.09%.

(25)  Charles Schwab & Co Inc., a brokerage firm, owns of record 100%.

(26)  Charles Schwab & Co Inc., a brokerage firm, owns of record 11.74%.

(27) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.80%. RiverSource Portfolio Builder Moderate Fund owns 20.86%. RiverSource Portfolio Builder Aggressive Fund owns 19.92%. RiverSource Portfolio Builder Total Equity Fund owns 19.48%. RiverSource Moderate Conservative Fund owns 5.88%.

(28)  Ameriprise Trust Company, Minneapolis, MN, owns of record 97.68%.

(29)  John C. Mullarkey, Willowbrook, IL owns 6.86%.

(30)  Ameriprise Trust Company, Minneapolis, MN owns of record 98.89%.

(31)  Charles Schwab & Co Inc., a brokerage firm, owns of record 13.46%.

(32)  Marilyn O. Matthews, Pasadena, CA, owns 6.37%.

(33) Charles Schwab & Co Inc., a brokerage firm, owns of record 83.54%. Ameriprise Financial, Minneapolis, MN owns 16.46%.

(34)  Charles Schwab & Co Inc., a brokerage firm, owns of record 6.86%.

(35) Terry H. Henson, Fairmount, GA owns 8.05%. Richard Louis Moore, Mesa, AZ owns 5.63%. Nancy P. Kofranek, Oxnard, CA owns 5.24%. Christine S. Scarpati, Tempe, AZ owns 5.10%.

(36) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.24%. RiverSource Portfolio Builder Moderate Fund owns 20.64%. RiverSource Portfolio Builder Aggressive Fund owns 19.54%. RiverSource Portfolio Builder Total Equity Fund owns 19.12%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.78%.

(37) Charles Schwab & Co Inc., a brokerage firm, owns of record 66.40%. Ameriprise Financial, Minneapolis, MN owns 33.60%.

(38)  Charles Schwab & Co Inc., a brokerage firm, owns of record 14.83%.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(39) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.14%. RiverSource Portfolio Builder Moderate Fund owns 20.66%. RiverSource Portfolio Builder Aggressive Fund owns 19.55%. RiverSource Portfolio Builder Total Equity Fund owns 19.19%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.73%.

(40)  Charles Schwab & Co Inc., a brokerage firm, owns of record 98.34%.

(41)  Charles Schwab & Co Inc., a brokerage firm, owns of record 17.52%.

(42) RiverSource Portfolio Builder Moderate Aggressive Fund owns 43.66%. RiverSource Portfolio Builder Moderate Fund owns 33.93%. RiverSource Portfolio Builder Moderate Conservative Fund owns 13.83%. RiverSource Portfolio Builder Aggressive Fund owns 7.22%.

(43)  Charles Schwab & Co Inc., a brokerage firm, owns of record 8.42%.

(44) Ameriprise Trust Company, Minneapolis, MN owns of record 90.62%. Met Life Securities Inc., Jersey City, NJ owns of record 7.86%.

(45)  Charles Schwab & Co Inc., a brokerage firm, owns of record 11.29%.

(46) Ameriprise Trust Company, Minneapolis, MN owns of record 91.13%. Charles Schwab & Co Inc., a brokerage firm, owns of record 8.74%.

(47)  Charles Schwab & Co Inc., a brokerage firm, owns of record 6.91%.

(48) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.15%. RiverSource Portfolio Builder Moderate Fund owns 20.62%. RiverSource Portfolio Builder Aggressive Fund owns 19.57%. RiverSource Portfolio Builder Total Equity Fund owns 19.15%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.81%.

(49)  Ameriprise Trust Company, Minneapolis, MN owns of record 98.93%.

(50)  Charles Schwab & Co Inc., a brokerage firm, owns of record 10.62%.

(51) Met Life Securities Inc., Jersey City, NJ, owns of record 60.05%. Charles Schwab & Co Inc., a brokerage firm, owns of record 39.95%.

(52)  Charles Schwab & Co Inc., a brokerage firm, owns of record 19.74%.

(53) RiverSource Portfolio Builder Moderate Fund owns 53.12%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 24.83%. RiverSource Portfolio Builder Aggressive Fund owns 12.65%. RiverSource Portfolio Builder Moderate Conservative Fund owns 9.39%.

(54)  Charles Schwab & Co Inc., a brokerage firm, owns of record 97.46%.

(55)  Charles Schwab & Co Inc., a brokerage firm, owns of record 17.74%.

(56) RiverSource Portfolio Builder Moderate Fund owns 37.87%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 31.89%. RiverSource Portfolio Builder Moderate Conservative Fund owns 20.05%. RiverSource Portfolio Builder Conservative Fund owns 10.17%.

(57)  IDS Life Insurance Company, Minneapolis, MN owns 100%.

(58)  Charles Schwab & Co Inc., a brokerage firm, owns of record 11.55%.

(59)  Charles Schwab & Co Inc., a brokerage firm, owns of record 12.15%.

(60) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.13%. RiverSource Portfolio Builder Moderate Fund owns 20.58%. RiverSource Portfolio Builder Aggressive Fund owns 19.49%. RiverSource Portfolio Builder Total Equity Fund owns 18.92%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.94%.

(61)  Charles Schwab & Co Inc., a brokerage firm, owns of record 96.41%.

(62) Ameriprise Financial, Minneapolis, MN owns 13.09%. Charles Schwab & Co Inc., a brokerage firm, owns of record 9.60%.

(63)  Daniel and Linda L. Miklovic, St. Louis, MO own 5.35%.

(64) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.04%. RiverSource Portfolio Builder Moderate Fund owns 20.61%. RiverSource Portfolio Builder Aggressive Fund owns 19.52%. RiverSource Portfolio Builder Total Equity Fund owns 19.08%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.88%.

(65) Charles Schwab & Co Inc., a brokerage firm, owns of record 84.38%. Ameriprise Financial, Minneapolis, MN owns 15.62%.

(66)  Charles Schwab & Co Inc., a brokerage firm, owns of record 12.80%.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(67) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.89%. RiverSource Portfolio Builder Moderate Fund owns 20.30%. RiverSource Portfolio Builder Aggressive Fund owns 19.69%. RiverSource Portfolio Builder Total Equity Fund owns 19.26%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.88%.

(68) Charles Schwab & Co Inc., a brokerage firm, owns of record 94.85%. Met Life Securities Inc., Jersey City, NJ owns of record 5.15%.

(69)  Charles Schwab & Co Inc., a brokerage firm, owns of record 18.37%.

(70) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.13%. RiverSource Portfolio Builder Moderate Fund owns 20.57%. RiverSource Portfolio Builder Aggressive Fund owns 19.53%. RiverSource Portfolio Builder Total Equity Fund owns 18.97%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.88%.

(71)  Charles Schwab & Co Inc., a brokerage firm, owns of record 97.94%.

(72) Ameriprise Financial, Minneapolis, MN owns 15.53%. Charles Schwab & Co Inc., a brokerage firm, owns of record 15.10%.

(73) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.87%. RiverSource Portfolio Builder Moderate Fund owns 20.48%. RiverSource Portfolio Builder Aggressive Fund owns 19.41%. RiverSource Portfolio Builder Total Equity Fund owns 18.75%. RiverSource Portfolio Builder Moderate Conservative Fund owns 6.07%.

(74) Charles Schwab & Co Inc., a brokerage firm, owns of record 78.39%. Ameriprise Financial, Minneapolis, MN owns 21.61%.

(75)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.47%.

(76) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.40%. RiverSource Portfolio Builder Moderate Fund owns 20.69%. RiverSource Portfolio Builder Aggressive Fund owns 19.45%. RiverSource Portfolio Builder Total Equity Fund owns 19.16%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.65%.

(77) Charles Schwab & Co. Inc., a brokerage firm, owns of record 80.07%. Wells Fargo Bank as Trustee of the Holland American Line, Minneapolis, MN owns 15.18%.

(78)  Charles Schwab & Co Inc., a brokerage firm, owns of record 15.44%.

(79) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.13%. RiverSource Portfolio Builder Moderate Fund owns 20.61%. RiverSource Portfolio Builder Aggressive Fund owns 19.60%. RiverSource Portfolio Builder Total Equity Fund owns 19.16%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.77%.

(80) Charles Schwab & Co Inc., a brokerage firm, owns of record 90.06%. Ameriprise Financial, Minneapolis, MN owns 9.94%.

(81)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 19.83%.

(82) Donald and Elizabeth Snow, Derry, NH own 7.28%. Sylvia Cohen and Barbara Ann Knibbe, Stockton, CA own 5.36%.

(83) RiverSource Portfolio Builder Moderate Conservative Fund owns 30.25%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 24.01%. RiverSource Portfolio Builder Aggressive Fund owns 17.13%. RiverSource Portfolio Builder Conservative Fund owns 14.37%. RiverSource Portfolio Builder Moderate Fund owns 14.24%.

(84) Charles Schwab & Co Inc., a brokerage firm, owns of record 83.74%. IDS Life Insurance Company, Minneapolis, MN owns 16.26%.

(85)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 6.50%.

(86) June P. Venette and Norman E. Venette as Trustees of the Norman E. Venette Revocable Trust, Orange, MA own 9.51%. Donald A. Simard and Claire G. Simard, Ipswich, MA own 7.34%. Alphonse A. Di Nardo and Linda Di Nardo, Leominster, MA own 6.48%. Harvey W. Levin and Phyllis Levin, Swampscott, MA own 6.28%. Rita Hashem, Tewksbury, MA owns 5.34%.

(87)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.33%.

(88)  Chester V. Mysliwiec and Rose M. Mysliwiec as Trustees of the Rose
      M. Mysliwiec Living Trust, Grand Rapids, MI own 8.05%. Sarah Frances Ohm, Lansing, MI owns 5.09%.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(89) Barry J. Fishman and Teresa A McMahon, as Trustees for the Barry J. Fishman Living Trust, Ann Arbor, MI own 10.39%. Ray W. Butler and Gertrude
      E. Butler, Clarkston, MI own 6.82%. R. Paul Minger and Diane E. Minger, Huntley, IL own 5.25%.

(90)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 6.36%.

(91) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.88%. RiverSource Portfolio Builder Moderate Fund owns 20.63%. RiverSource Portfolio Builder Aggressive Fund owns 19.50%. RiverSource Portfolio Builder Total Equity Fund owns 19.22%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.98%.

(92)  Ameriprise Trust Company, Minneapolis, MN owns of record 92.27%.

(93)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 22.18%.

(94) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.89%. RiverSource Portfolio Builder Moderate Fund owns 20.46%. RiverSource Portfolio Builder Aggressive Fund owns 19.72%. RiverSource Portfolio Builder Total Equity Fund owns 19.18%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.92%.

(95)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 97.89%.

(96)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.07%.

(97) Arthur Ezersky and Sandra Ezersky, Woodbury, NY own 7.39%. Charles D. Adler and Judith E. Adler, New York, NY own 6.16%.

(98)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.50%.

(99)  Sandra K. Ogle and David L. Mazzie, Strongsville, OH own 5.64%.

(100) Richard L. Sears, Parma, OH owns 6.37%. Joseph A. Sears, Berea, OH owns 6.37%. James N. Sears, Columbus, OH owns 6.37%. David A. Sears, Brunswick, OH owns 6.15%.

(101) Charles Schwab & Co. Inc., a brokerage firm, owns of record 87.00%. Ameriprise Financial, Minneapolis, MN owns 13.00%.

(102) Charles Schwab & Co. Inc., a brokerage firm, owns of record 68.54%. Ameriprise Financial, Minneapolis, MN owns 31.46%.

(103) Charles Schwab & Co. Inc., a brokerage firm, owns of record 67.94%. Ameriprise Financial, Minneapolis, MN owns 32.06%.

(104) Charles Schwab & Co. Inc., a brokerage firm, owns of record 84.32%. Ameriprise Financial, Minneapolis, MN owns 15.68%.

(105) Charles Schwab & Co. Inc., a brokerage firm, owns of record 59.68%. Ameriprise Financial, Minneapolis, MN owns 40.32%.

(106) Charles Schwab & Co. Inc., a brokerage firm, owns of record 88.51%. Ameriprise Financial, Minneapolis, MN owns 11.49%.

(107) Charles Schwab & Co. Inc., a brokerage firm, owns of record 16.40%.

(108) Richard L. and Susan Angela Venerable, Argyle, TX own 5.94%.

(109) Charles Schwab & Co. Inc., a brokerage firm, owns of record 97.08%.

(110) Charles Schwab & Co. Inc., a brokerage firm, owns of record 10.17%.

(111) RiverSource Portfolio Builder Moderate Aggressive Fund owns 31.79%. RiverSource Portfolio Builder Moderate fund owns 25.83%. RiverSource Portfolio Builder Aggressive Fund owns 15.31%. RiverSource Portfolio Builder Total Equity Fund owns 12.36%.

(112) Charles Schwab & Co. Inc., a brokerage firm, owns of record 51.53%. Ameriprise Financial, Minneapolis, MN owns 48.47%.

(113) Ameriprise Trust Company, Minneapolis, MN owns of record 51.53%. Charles Schwab & Co. Inc., a brokerage firm, owns of record 16.71%.

(114) Charles Schwab & Co. Inc., a brokerage firm, owns of record 10.99%.

(115) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.19%. RiverSource Portfolio Builder Moderate Fund owns 20.54%. RiverSource Portfolio Builder Aggressive Fund owns 19.58%. RiverSource Portfolio Builder Total Equity Fund owns 19.16%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.80%.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(116) Charles Schwab & Co. Inc., a brokerage firm, owns of record 82.56%. Ameriprise Financial, Minneapolis, MN owns 17.44%.

(117) Charles Schwab & Co. Inc., a brokerage firm, owns of record 9.41%.

(118) RiverSource Portfolio Builder Moderate Conservative Fund owns 29.81%. RiverSource Portfolio Builder Aggressive Fund owns 26.58%. RiverSource Portfolio Builder Conservative Fund owns 24.71%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 14.53%.

(119) Ameriprise Trust Company, Minneapolis, MN owns of record 96.7%.

(120) Charles Schwab & Co. Inc., a brokerage firm, owns of record 17.13%.

(121) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.85%. RiverSource Portfolio Builder Moderate Fund owns 20.76%. RiverSource Portfolio Builder Aggressive Fund owns 19.60%. RiverSource Portfolio Builder Total Equity Fund owns 19.19%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.81%.

(122) Charles Schwab & Co. Inc., a brokerage firm, owns of record 99.50%.

(123) Charles Schwab & Co. Inc., a brokerage firm, owns of record 21.05%.

(124) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.44%. RiverSource Portfolio Builder Moderate Fund owns 20.76%. RiverSource Portfolio Builder Aggressive Fund owns 19.25%. RiverSource Portfolio Builder Total Equity Fund owns 19.03%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.68%.

(125) Charles Schwab & Co. Inc., a brokerage firm, owns of record 95.68%.

(126) Charles Schwab & Co. Inc., a brokerage firm, owns of record 14.20%.

(127) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.44%. RiverSource Portfolio Builder Moderate Fund owns 20.49%. RiverSource Portfolio Builder Aggressive Fund owns 19.47%. RiverSource Portfolio Builder Total Equity Fund owns 19.09%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.78%.

(128) Ameriprise Trust Company, Minneapolis, MN owns of record 81.97%. Charles Schwab & Co., Inc., a brokerage firm, owns of record 16.62%.

(129) Charles Schwab & Co. Inc., a brokerage firm, owns of record 21.22%.

(130) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.03%. RiverSource Portfolio Builder Moderate Fund owns 20.75%. RiverSource Portfolio Builder Aggressive Fund owns 19.43%. RiverSource Portfolio Builder Total Equity Fund owns 19.17%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.80%.

(131) Charles Schwab & Co. Inc., a brokerage firm, owns of record 93.46%.

(132) Charles Schwab & Co. Inc., a brokerage firm, owns of record 9.58%.

(133) Ameriprise Trust Company, Minneapolis, MN owns of record 85.74%. Met Life Securities, Inc., Jersey City, NJ, owns of record 11.42%.

(134) Ameriprise Trust Company, Minneapolis, MN owns of record 94.54%. Charles Schwab & Co., Inc., a brokerage firm, owns of record 5.46%.

(135) Charles Schwab & Co. Inc., a brokerage firm, owns of record 15.14%.

(136) Wells Fargo Bank NA, owns of record 99.90%.

(137) Charles Schwab & Co. Inc., a brokerage firm, owns of record 12.34%.

(138) National Financial Services Corp. owns 17.78%.

(139) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.10%. RiverSource Portfolio Builder Moderate Fund owns 20.57%. RiverSource Portfolio Builder Aggressive Fund owns 19.55%. RiverSource Portfolio Builder Total Equity Fund owns 19.22%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.85%.

(140) Charles Schwab & Co. Inc., a brokerage firm, owns of record 89.47%. Ameriprise Financial, Minneapolis, MN owns 10.53%.

(141) 100% of the fund's assets are owned by the subaccounts of IDS Life Insurance Company in Minneapolis, MN, IDS Life Insurance Company of New York in Albany, NY, American Centurion Life Assurance Company in Albany, NY, American Enterprise Life Insurance Company in Minneapolis, MN, and American Partners Life Insurance Company in Minneapolis, MN.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-3. FUND PAYMENTS TO THE INVESTMENT MANAGER AND ITS AFFILIATES* DURING THE FUND'S LAST FISCAL PERIOD

FUND                                    ADMIN         DIST.      SERVICE       TA         CUSTODY
RETAIL FUNDS:
Aggressive Growth                     $   24,630   $   104,711   $     34  $    64,474    $124,750
Balanced                                 588,644     4,219,445    243,190    2,470,027     197,000
California Tax-Exempt                     87,771       699,509        N/A       91,207          **
Cash Management                        1,016,703     4,465,116        N/A   11,374,578     450,360
Core Bond                                 78,241       258,538         52       63,985      77,920
Disciplined Equity                        29,441        97,138         30       45,400      27,540
Diversified Bond                       1,259,427    10,480,135    198,919    4,760,451          **
Diversified Equity Income                942,358    13,923,299     60,399    5,465,729     234,282
Dividend Opportunity                     406,110     4,794,080        223    1,962,651      95,670
Emerging Markets                         271,857     1,203,938     18,278      764,555     291,850
Equity Value                             454,202     5,158,196      5,740    2,385,075      90,845
European Equity                           78,835       625,142         22      420,160      65,348
Fundamental Growth                        31,978        97,804         72       42,916      76,134
Fundamental Value                        458,121     3,739,499        329    1,510,868      79,210
Global Bond                              314,640     2,563,496         75    1,113,855     178,550
Global Equity                            284,795     2,187,202      4,591    1,658,386     154,577
Global Technology                        131,702     1,062,308        361    1,045,369      56,947
Growth                                 1,370,094    10,829,474    329,679    6,589,850     264,471
High Yield Bond                        1,219,476    12,201,690        546    3,681,247          **
Income Opportunities                     164,038     1,262,784        348      336,398      42,517
Inflation Protected Securities            61,197       502,630         10      103,995      42,726
Intermediate Tax-Exempt Bond              69,058       692,175          1      102,241          **
International Aggressive Growth          149,750       781,390        118      477,653     246,000
International Equity                      88,536       411,570         39      199,825     185,484
International Opportunity                255,871     1,582,591     30,931    1,890,275     164,050
International Select Value               549,050     3,301,526        359    1,612,094     160,566
International Small Cap                   46,103       205,340         74      105,340     272,331
Large Cap Equity                         860,387     8,240,812      3,664    4,045,271     296,060
Large Cap Value                           67,667       475,371        121      192,922     158,870
Limited Duration Bond                     88,881       506,494         30      120,583      86,805
Massachusetts Tax-Exempt                  30,362       349,028        N/A       53,501          **
Michigan Tax-Exempt                       23,283       215,343        N/A       37,436          **

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

FUND                                    ADMIN         DIST.      SERVICE       TA         CUSTODY
RETAIL FUNDS:
Mid Cap Growth                        $1,056,445   $ 8,161,940   $213,175   $4,559,724   $178,721
Mid Cap Value                            170,293     1,597,422        201      793,972     43,343
Minnesota Tax-Exempt                     163,503     1,486,886        N/A      220,922         **
New York Tax-Exempt                       36,031       333,821        N/A       55,750         **
Ohio Tax-Exempt                           24,486       243,018        N/A       40,724         **
Portfolio Builder Aggressive              13,785       294,500         24      135,459        ***
Portfolio Builder Conservative             5,969       156,166         10       31,246        ***
Portfolio Builder Moderate                23,460       551,194         11      150,122        ***
Portfolio Builder Moderate                28,002       590,354         15      228,780        ***
Aggressive
Portfolio Builder Moderate                10,779       271,925         10       60,528        ***
Conservative
Portfolio Builder Total Equity            10,959       236,859         47      107,336        ***
Precious Metals                           51,848       370,915         70      183,324     43,910
Real Estate                               41,449       213,988         23      109,319     24,743
S&P 500 Index                            319,791       169,434        N/A      606,841     79,551
Select Value                             427,460     3,270,218         73    1,525,521     77,571
Short Duration U.S. Gov't                960,018    10,661,037    110,896    3,369,129    168,781
Small Cap Advantage                      491,869     4,150,433        347    1,955,571    153,750
Small Cap Equity                         129,820       741,653        145      407,486    238,100
Small Cap Growth                         224,042     1,364,335        141      884,819    211,597
Small Cap Value                          824,914     5,632,720        239    2,773,387    272,927
Small Company Index                      784,439     6,468,464     17,587    2,535,097    156,295
Strategic Allocation                     390,084     3,400,471      6,010    1,666,873    254,021
Tax-Exempt Bond                          323,368     2,283,046          3      379,119         **
Tax-Exempt High Income                 1,447,459    13,569,367          3    2,080,286         **
Tax-Exempt Money Market                   45,528       143,129        N/A      156,687         **
U.S. Gov't Mortgage                      152,145     1,662,982         22      547,586     72,460
Value                                    285,752     2,291,662        145      913,774     58,720

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

FUND                                    ADMIN         DIST.      SERVICE       TA         CUSTODY
VARIABLE PORTFOLIO FUNDS:
VP Balanced                           $  892,514    $3,258,265       N/A       N/A       $326,925
VP Cash Management                       228,193       886,958       N/A       N/A         52,955
VP Core Bond                              19,968        57,634       N/A       N/A         57,746
VP Core Equity****                             0             0       N/A       N/A              0
VP Diversified Bond                      863,405     2,163,215       N/A       N/A        214,024
VP Diversified Equity Income             468,417     1,559,298       N/A       N/A        355,460
VP Emerging Markets                       98,265       126,227       N/A       N/A        146,667
VP Global Bond                           289,959       617,003       N/A       N/A        179,440
VP Global Inflation Protected             16,066        42,814       N/A       N/A         34,503
Securities
VP Growth                                149,053       365,846       N/A       N/A         63,060
VP High Yield Bond                       625,083     1,525,551       N/A       N/A         93,250
VP Income Opportunities                   15,279        32,273       N/A       N/A         23,697
VP International Opportunity             593,033     1,392,429       N/A       N/A        398,819
VP Large Cap Equity                    1,227,017     3,171,288       N/A       N/A        236,000
VP Large Cap Value                         5,559        13,898       N/A       N/A        123,705
VP Mid Cap Growth                        151,155       310,975       N/A       N/A         48,280
VP Mid Cap Value                             718         1,795       N/A       N/A          7,610
VP S&P 500 Index                         272,087       419,788       N/A       N/A         90,195
VP Select Value                            5,557        19,359       N/A       N/A         11,370
VP Short Duration U.S. Gov't             258,743       623,988       N/A       N/A         69,184
VP Small Cap Advantage                   132,967       275,040       N/A       N/A        118,470
VP Small Cap Value                       251,446       394,484       N/A       N/A        205,993

   * The Administrative Services Agreement ("Admin") is between the fund and Ameriprise Financial. The Plan and Agreement of Distribution ("Dist.") and Shareholder Service Agreement ("Service") are between the fund and Ameriprise Financial Services, Inc. The Transfer Agent ("TA") Agreement is between the fund and RiverSource Service Corporation. The Custodian Agreement ("Custody") is between the fund and Ameriprise Trust Company. Services under these agreements will continue to be provided after the Agreement is approved.

  ** For this fund, the Custodian Agreement is with U.S. Bank, N.A., a company that is not affiliated with the investment manager.

 ***  For this fund, the fee paid to the Custodian is de minimis.

****  All services are provided under the IMS Agreement.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-4. BROKERAGE COMMISSIONS PAID TO BROKER-DEALER AFFILIATES DURING THE FUND'S LAST FISCAL PERIOD

                                                                         AMOUNT OF        % OF ALL
FUND                                         BROKER/DEALER              COMMISSIONS      COMMISSIONS
RETAIL FUNDS:
Aggressive Growth                          JP Morgan Chase(1)            $    27             0.01%
Balanced                                        AEIS(2)                    8,440             0.64
California Tax-Exempt                           AEIS(2)                      N/A              N/A
Cash Management                                   N/A                        N/A              N/A
Core Bond                                         N/A                        N/A              N/A
Disciplined Equity                                N/A                        N/A              N/A
Diversified Bond                                  N/A                        N/A              N/A
Diversified Equity Income                       AEIS(2)                   73,448             3.04
Dividend Opportunity                            AEIS(2)                   20,898             3.36
Emerging Markets                                  N/A                        N/A              N/A
Equity Value                                    AEIS(2)                   10,142             1.18
European Equity                                   N/A                        N/A              N/A
Fundamental Growth                          Goldman Sachs                     38             0.02
                                             & Company(3)
Fundamental Value                                 N/A                        N/A              N/A
Global Bond                                       N/A                        N/A              N/A
Global Equity                                     N/A                        N/A              N/A
Global Technology                               AEIS(2)                   97,718             2.33
Growth                                          AEIS(2)                   13,720             0.09
High Yield Bond                                   N/A                        N/A              N/A
Income Opportunities                              N/A                        N/A              N/A
Inflation Protected Securities                    N/A                        N/A              N/A
Intermediate Tax-Exempt Bond                      N/A                        N/A              N/A
International Aggressive                     J.P. Morgan                  22,343             3.73
Growth                                   Securities, Inc.(1)
International Equity                              N/A                        N/A              N/A
International Opportunity                         N/A                        N/A              N/A
International Select Value               SanFord C. Bernstein             20,637             2.46
                                             & Co. LLC(4)
International Small Cap                           N/A                        N/A              N/A
Large Cap Equity                                AEIS(2)                   10,214             0.15
Large Cap Value                                 AEIS(2)                      276             0.15
Limited Duration Bond                             N/A                        N/A              N/A

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                         AMOUNT OF        % OF ALL
FUND                                         BROKER/DEALER              COMMISSIONS      COMMISSIONS
Massachusetts Tax-Exempt                          N/A                        N/A              N/A
Michigan Tax-Exempt                               N/A                        N/A              N/A
Mid Cap Growth                                  AEIS(2)                 $ 17,994             1.10%
Mid Cap Value                                   AEIS(2)                   39,552            10.82
Minnesota Tax-Exempt                              N/A                        N/A              N/A
New York Tax-Exempt                               N/A                        N/A              N/A
Ohio Tax-Exempt                                   N/A                        N/A              N/A
Portfolio Builder Aggressive                      N/A                        N/A              N/A
Portfolio Builder Conservative                    N/A                        N/A              N/A
Portfolio Builder Moderate                        N/A                        N/A              N/A
Portfolio Builder Moderate                        N/A                        N/A              N/A
Aggressive
Portfolio Builder Moderate                        N/A                        N/A              N/A
Conservative
Portfolio Builder Total Equity                    N/A                        N/A              N/A
Precious Metals                                 AEIS(2)                    3,614             0.29
Real Estate                                       N/A                        N/A              N/A
S&P 500 Index                                     N/A                        N/A              N/A
Select Value                                Gabelli & Co.(5)             143,463            46.14
Short Duration U.S. Gov't                         N/A                        N/A              N/A
Small Cap Advantage                               N/A                        N/A              N/A
Small Cap Equity                                  N/A                        N/A              N/A
Small Cap Growth                                  N/A                        N/A              N/A
Small Cap Value                        Goldman Sachs & Company(3)          1,943             0.08
                                            Legg Mason Wood                2,700             0.11
                                            Walker, Inc.(6)
Small Company Index                               N/A                        N/A              N/A
Strategic Allocation                              N/A                        N/A              N/A
Tax-Exempt Bond                                   N/A                        N/A              N/A
Tax-Exempt High Income                            N/A                        N/A              N/A
Tax-Exempt Money Market                           N/A                        N/A              N/A
U.S. Gov't Mortgage                               N/A                        N/A              N/A
Value                                             N/A                        N/A              N/A

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                         AMOUNT OF        % OF ALL
FUND                                         BROKER/DEALER              COMMISSIONS      COMMISSIONS
VARIABLE PORTFOLIO FUNDS:
VP Balanced                                     AEIS(2)                  $ 3,299             0.15%
VP Cash Management                                N/A                        N/A              N/A
VP Core Bond                                      N/A                        N/A              N/A
VP Core Equity                                    N/A                        N/A              N/A
VP Diversified Bond                               N/A                        N/A              N/A
VP Diversified Equity Income                    AEIS(2)                    1,052             0.09
VP Emerging Markets                               N/A                        N/A              N/A
VP Global Bond                                    N/A                        N/A              N/A
VP Global Inflation                               N/A                        N/A              N/A
Protected Securities
VP Growth                                       AEIS(2)                      714             0.04
VP High Yield Bond                                N/A                        N/A              N/A
VP Income Opportunities                           N/A                        N/A              N/A
VP International Opportunity                      N/A                        N/A              N/A
VP Large Cap Equity                             AEIS(2)                   14,132             0.14
VP Large Cap Value                                N/A                        N/A              N/A
VP Mid Cap Growth                                 N/A                        N/A              N/A
VP Mid Cap Value                                  N/A                        N/A              N/A
VP S&P 500 Index                                  N/A                        N/A              N/A
VP Select Value                             Gabelli & Co.(5)               3,655            15.66
VP Short Duration U.S. Gov't                      N/A                        N/A              N/A
VP Small Cap Advantage                            N/A                        N/A              N/A
VP Small Cap Value                     Goldman Sachs & Company(3)            457             0.06
                                    Legg Mason Wood Walker, Inc.(6)          297             0.04

(1)  Affiliate of American Century, a subadviser.

(2) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial. The amount shown represents brokerage clearing fees.

(3)  Affiliate of Goldman Sachs Asset Management L.P.

(4)  Affiliate of Alliance Capital, a subadviser.

(5)  Affiliate of GAMCO Investors, Inc.

(6)  Affiliate of Royce & Associates, LLC.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-5. DATES RELATING TO APPROVAL OF MANAGEMENT AGREEMENTS

                                                           DATE LAST           REASON
                                          DATE OF         APPROVED BY       SUBMITTED TO
FUND                                      CONTRACT       SHAREHOLDERS       SHAREHOLDERS
RETAIL FUNDS:
--------------------------------------------------------------------------------------------------
California Tax-Exempt,
Diversified Bond,
Massachusetts Tax-Exempt,
Michigan Tax-Exempt,
Minnesota Tax-Exempt,
New York Tax-Exempt,
Ohio Tax-Exempt,
Tax-Exempt Bond                          3/20/95            9/9/94              (1)
--------------------------------------------------------------------------------------------------
Tax-Exempt High Income                   5/13/96            9/9/94              (1)
--------------------------------------------------------------------------------------------------
High Yield Bond, Short Duration
U.S. Gov't                               6/10/96            9/9/94              (1)
--------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                 11/13/96           11/13/96       Initial approval
--------------------------------------------------------------------------------------------------
Cash, Tax-Exempt Money Market            7/1/99             9/9/94              (1)
--------------------------------------------------------------------------------------------------
S&P 500 Index                            9/9/99             9/9/99        Initial approval
--------------------------------------------------------------------------------------------------
U.S. Gov't Mortgage                      1/10/02            1/10/02       Initial approval
--------------------------------------------------------------------------------------------------
International Equity,
International Small Cap                  7/11/02            7/11/02       Initial approval
--------------------------------------------------------------------------------------------------
Global Bond                              12/1/02            9/9/94              (1)
Balanced,
Diversified Equity Income,
Dividend Opportunity,
Emerging Markets, Equity Value,
European Equity, Global Equity,
Fundamental Value,
Global Technology, Growth,
International Aggressive Growth,
International Opportunity,
International Select Value,
Large Cap Equity, Large Cap Value,
Mid Cap Growth, Mid Cap Value,
Precious Metals, Select Value,
Small Cap Advantage, Small Cap Growth,
Small Cap Equity, Small Cap Value,
Strategic Allocation, Value              12/1/02          11/13/2002            (2)
--------------------------------------------------------------------------------------------------
Small Company Index                      12/1/02          11/13/2002            (3)
--------------------------------------------------------------------------------------------------
Aggressive Growth, Fundamental Growth    1/9/03             1/9/03        Initial approval
--------------------------------------------------------------------------------------------------

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                           DATE LAST           REASON
                                          DATE OF         APPROVED BY       SUBMITTED TO
FUND                                      CONTRACT       SHAREHOLDERS       SHAREHOLDERS
RETAIL FUNDS:
--------------------------------------------------------------------------------------------------
Disciplined Equity                        1/9/03            1/9/03        Initial approval
--------------------------------------------------------------------------------------------------
Core Bond, Limited Duration,
Income Opportunities                      4/9/03            4/9/03        Initial approval
--------------------------------------------------------------------------------------------------
Real Estate,
Inflation Protected Securities,
Portfolio Builders                       11/13/03          11/13/03       Initial approval
--------------------------------------------------------------------------------------------------

VARIABLE PORTFOLIO FUNDS
--------------------------------------------------------------------------------------------------
VP Balanced,
VP Diversified Equity Income,
VP Emerging Markets, VP Growth,
VP International Opportunity,
VP Large Cap Equity,
VP Mid Cap Growth,
VP S&P 500 Index,
VP Short Duration U.S. Gov't,
VP Small Cap Advantage,
VP Small Cap Value                       12/1/02          11/13/2002          (2),(4)
--------------------------------------------------------------------------------------------------
VP Cash Management
VP Diversified Bond,
VP Global Bond, VP High Yield Bond,      12/1/02          11/13/2002            (4)
--------------------------------------------------------------------------------------------------
VP Core Bond                             7/10/03            7/10/03       Initial approval
--------------------------------------------------------------------------------------------------
VP Select Value                          7/10/03            7/10/03       Initial approval
--------------------------------------------------------------------------------------------------
VP Large Cap Value                       9/10/03            9/10/03       Initial approval
--------------------------------------------------------------------------------------------------
VP Core Equity                           4/7/04             4/7/04        Initial approval
--------------------------------------------------------------------------------------------------
VP Income Opportunities                  4/8/04             4/8/04        Initial approval
--------------------------------------------------------------------------------------------------
VP Global Inflation Protected Securities 4/8/04             4/8/04        Initial approval
--------------------------------------------------------------------------------------------------
VP Mid Cap Value                         1/12/05            1/12/05       Initial approval
--------------------------------------------------------------------------------------------------

(1) Shareholders approved (1) basing the fee solely on the assets of the fund, not on the assets of all of the funds in the fund family and (2) eliminating provisions regarding administration and accounting services. The fund and the investment manager then entered into a separate Administrative Services Agreement.

(2) Shareholders approved adding or modifying a performance incentive adjustment.

(3) Shareholders approved the elimination of the performance incentive adjustment.

(4) Shareholders approved changing the investment manager from IDS Life to AEFC (now Ameriprise Financial).

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-6. ACTUAL AND PRO FORMA INVESTMENT MANAGEMENT SERVICES AGREEMENT FEES*

based on the fund's last fiscal period

FUND                                        ACTUAL FEE     PRO FORMA FEE      % CHANGE
RETAIL FUNDS:
Aggressive Growth                          $   399,501        No Change       No Change
Balanced                                     7,736,525      $ 7,730,878          -0.07%
California Tax-Exempt                        1,010,591          882,811         -12.64%
Cash Management                             12,052,160       11,027,693          -8.50%
Core Bond                                      846,872          755,653         -10.77%
Disciplined Equity                             408,720          408,720           0.00%
Diversified Bond                            13,003,467       11,971,972          -7.93%
Diversified Equity Income                   17,374,369       20,143,797          15.94%
Dividend Opportunity                         6,201,403        6,210,387           0.14%
Emerging Markets                             2,770,886        2,770,886           0.00%
Equity Value                                 6,836,800        No Change       No Change
European Equity                                872,149          872,149           0.00%
Fundamental Growth                             410,475        No Change       No Change
Fundamental Value                            5,556,219        No Change       No Change
Global Bond                                  4,143,714        3,888,386          -6.16%
Global Equity                                3,302,062        3,302,062           0.00%
Global Technology                            1,812,789        No Change       No Change
Growth                                      18,968,320       19,042,512           0.39%
High Yield Bond                             14,973,845       14,876,083          -0.65%
Income Opportunities                         1,954,757        1,962,255           0.38%
Inflation Protected Securities                 552,220          554,198           0.36%
Intermediate Tax-Exempt Bond                   752,882          648,787         -13.83%
International Aggressive Growth              1,878,346        No Change       No Change
International Equity                         1,015,577        No Change       No Change
International Opportunity                    2,926,933        2,926,933           0.00%
International Select Value                   6,467,621        No Change       No Change
International Small Cap                        600,389        No Change       No Change
Large Cap Equity                             9,680,873        9,721,037           0.41%
Large Cap Value                                803,736          806,869           0.39%
Limited Duration Bond                          960,788          857,324         -10.77%
Massachusetts Tax-Exempt                       372,649          325,537         -12.64%
Michigan Tax-Exempt                            294,025          256,851         -12.64%
Mid Cap Growth                              10,550,526       12,623,229          19.65%
Mid Cap Value                                2,537,342        2,559,873           0.89%
Minnesota Tax-Exempt                         1,895,714        1,650,838         -12.92%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
based on the fund's last fiscal period

FUND                                        ACTUAL FEE     PRO FORMA FEE      % CHANGE
RETAIL FUNDS:
New York Tax-Exempt                        $   434,449      $   379,527        -12.64%
Ohio Tax-Exempt                                307,214          268,379        -12.64%
Portfolio Builder Aggressive                    55,141        No Change      No Change
Portfolio Builder Conservative                  23,875        No Change      No Change
Portfolio Builder Moderate                      93,838        No Change      No Change
Portfolio Builder Moderate Aggressive          112,009        No Change      No Change
Portfolio Builder Moderate Conservative         43,118        No Change      No Change
Portfolio Builder Total Equity                  43,835        No Change      No Change
Precious Metals                                659,595        No Change      No Change
Real Estate                                    725,491        No Change      No Change
S&P 500 Index                                  933,587          853,268         -8.60%
Select Value                                 5,256,934        No Change      No Change
Short Duration U.S. Gov't                   10,141,504        9,301,445         -8.28%
Small Cap Advantage                          6,341,134        6,796,738          7.18%
Small Cap Equity                             1,560,155        No Change      No Change
Small Cap Growth                             2,276,290        No Change      No Change
Small Cap Value                              9,857,858        No Change      No Change
Small Company Index                          4,547,058        4,281,626         -5.84%
Strategic Allocation                         5,004,559        5,545,838         10.82%
Tax-Exempt Bond                              3,457,986        3,132,660         -9.41%
Tax-Exempt High Income                      20,079,644       19,075,485         -5.00%
Tax-Exempt Money Market                        515,265          472,326         -8.33%
U.S. Gov't Mortgage                          1,532,464        1,405,399         -8.29%
Value                                        3,311,867        No Change      No Change
VARIABLE PORTFOLIO FUNDS:
VP Balanced                                 16,475,472       13,975,774        -15.17%
VP Cash Management                           3,618,791        2,343,813        -35.23%
VP Core Bond                                   290,514          221,481        -23.76%
VP Core Equity                               1,513,777        No Change      No Change
VP Diversified Bond                         10,446,764        8,131,189        -22.17%
VP Diversified Equity Income                 7,790,892        8,385,083          7.63%
VP Emerging Markets                          1,128,628        1,058,519         -6.21%
VP Global Bond                               4,107,042        3,495,819        -14.88%

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
based on the fund's last fiscal period

FUND                                        ACTUAL FEE     PRO FORMA FEE      % CHANGE
VARIABLE PORTFOLIO FUNDS:
VP Global Inflation Protected Securities   $   167,833      $   154,787          -7.77%
VP Growth                                    2,023,076        1,936,735          -4.27%
VP High Yield Bond                           7,533,530        7,151,618          -5.07%
VP Income Opportunities                        165,239          157,587          -4.63%
VP International Opportunity                 8,953,186        7,985,002         -10.81%
VP Large Cap Equity                         15,079,399       14,124,124          -6.33%
VP Large Cap Value                              70,240           66,953          -4.68%
VP Mid Cap Growth                            1,435,137        1,561,565           8.81%
VP Mid Cap Value**                              10,481           29,796         184.29%
VP S&P 500 Index                               973,909          739,446         -24.07%
VP Select Value                                123,757          119,188          -3.69%
VP Short Duration U.S. Gov't                 3,045,061        2,398,346         -21.24%
VP Small Cap Advantage                       1,570,788        1,572,287           0.10%
VP Small Cap Value                           3,087,940        2,929,402          -5.13%

 * The fund may be subject to an expense cap and management fees may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.
**   The fund began operations in 2005.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-7A. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS A, TAX-EXEMPT MONEY MARKET AND VARIABLE PORTFOLIO FUNDS (AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

CLASS A, TAX EXEMPT                                                                                              TOTAL FUND
MONEY MARKET AND                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
VARIABLE PORTFOLIO FUNDS             ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
RETAIL FUNDS:
Aggressive Growth                     0.89%       0.89%       0.25%       0.25%       0.83%      0.83%        1.97%       1.97%
Balanced                              0.51        0.51        0.25        0.25        0.25       0.27         1.01        1.03
California Tax-Exempt                 0.47        0.41        0.25        0.25        0.14       0.17         0.86        0.83
Cash Management                       0.32        0.29        0.10        0.10        0.38       0.41         0.80        0.80
Core Bond                             0.54        0.48        0.25        0.25        0.25       0.27         1.04        1.00
Disciplined Equity                    0.62        0.62        0.25        0.25        0.48       0.49         1.35        1.36
Diversified Bond                      0.50        0.46        0.25        0.25        0.27       0.29         1.02        1.00
Diversified Equity Income             0.57        0.66        0.25        0.25        0.24       0.26         1.06        1.17
Dividend Opportunity                  0.60        0.60        0.25        0.25        0.27       0.29         1.12        1.14
Emerging Markets                      1.01        1.02        0.25        0.25        0.57       0.55         1.83        1.82
Equity Value                          0.58        0.58        0.25        0.25        0.28       0.30         1.11        1.13
European Equity                       0.68        0.68        0.25        0.25        0.56       0.58         1.49        1.51
Fundamental Growth                    0.72        0.72        0.25        0.25        0.59       0.59         1.56        1.56
Fundamental Value                     0.73        0.73        0.25        0.25        0.32       0.32         1.30        1.30
Global Bond                           0.75        0.70        0.25        0.25        0.34       0.36         1.34        1.31
Global Equity                         0.67        0.67        0.25        0.25        0.49       0.51         1.41        1.43
Global Technology                     0.83        0.83        0.25        0.25        0.66       0.66         1.74        1.74
Growth                                0.63        0.63        0.25        0.25        0.31       0.32         1.19        1.20
High Yield Bond                       0.57        0.57        0.25        0.25        0.22       0.24         1.04        1.06

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

CLASS A, TAX EXEMPT                                                                                              TOTAL FUND
MONEY MARKET AND                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
VARIABLE PORTFOLIO FUNDS             ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Income Opportunities                  0.61%       0.61%       0.25%       0.25%       0.24%       0.26%       1.10%       1.12%
Inflation Protected Securities        0.44        0.44        0.25        0.25        0.32        0.34        1.01        1.03
Intermediate Tax-Exempt Bond          0.45        0.39        0.25        0.25        0.19        0.22        0.89        0.86
International Aggressive Growth       1.02        1.02        0.25        0.25        0.58        0.58        1.85        1.85
International Equity                  0.93        0.93        0.25        0.25        0.55        0.55        1.73        1.73
International Opportunity             0.68        0.68        0.25        0.25        0.61        0.63        1.54        1.56
International Select Value            0.90        0.90        0.25        0.25        0.37        0.37        1.52        1.52
International Small Cap               1.06        1.06        0.25        0.25        0.95        0.95        2.26        2.26
Large Cap Equity                      0.57        0.57        0.25        0.25        0.35        0.36        1.17        1.18
Large Cap Value                       0.59        0.59        0.25        0.25        0.45        0.46        1.29        1.30
Limited Duration Bond                 0.54        0.48        0.25        0.25        0.26        0.28        1.05        1.01
Massachusetts Tax-Exempt              0.47        0.41        0.25        0.25        0.22        0.25        0.94        0.91
Michigan Tax-Exempt                   0.47        0.41        0.25        0.25        0.24        0.27        0.96        0.93
Mid Cap Growth                        0.49        0.60        0.25        0.25        0.29        0.30        1.03        1.15
Mid Cap Value                         0.77        0.77        0.25        0.25        0.38        0.39        1.40        1.41
Minnesota Tax-Exempt                  0.46        0.40        0.25        0.25        0.14        0.17        0.85        0.82
New York Tax-Exempt                   0.47        0.41        0.25        0.25        0.20        0.23        0.92        0.89
Ohio Tax-Exempt                       0.47        0.41        0.25        0.25        0.23        0.26        0.95        0.92
Portfolio Builder Aggressive(4)       0.08        0.08        0.25        0.25        0.45        0.45        0.78        0.78
Portfolio Builder Conservative(4)     0.08        0.08        0.25        0.25        0.59        0.59        0.92        0.92

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

CLASS A, TAX EXEMPT                                                                                             TOTAL FUND
MONEY MARKET AND                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
VARIABLE PORTFOLIO FUNDS             ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Portfolio Builder Moderate(4)         0.08%       0.08%       0.25%       0.25%       0.30%       0.30%       0.63%       0.63%
Portfolio Builder Moderate
  Aggressive(4)                       0.08        0.08        0.25        0.25        0.32        0.32        0.65        0.65
Portfolio Builder Moderate
  Conservative(4)                     0.08        0.08        0.25        0.25        0.39        0.39        0.72        0.72
Portfolio Builder Total Equity(4)     0.08        0.08        0.25        0.25        0.50        0.50        0.83        0.83
Precious Metals                       0.77        0.77        0.25        0.25        0.48        0.48        1.50        1.50
Real Estate                           0.85        0.85        0.25        0.25        0.47        0.48        1.57        1.58
Select Value                          0.74        0.74        0.25        0.25        0.34        0.34        1.33        1.33
Short Duration U.S. Gov't             0.51        0.47        0.25        0.25        0.25        0.27        1.01        0.99
Small Cap Advantage                   0.72        0.77        0.25        0.25        0.33        0.35        1.30        1.37
Small Cap Equity                      0.97        0.97        0.25        0.25        0.59        0.59        1.81        1.81
Small Cap Growth                      0.83        0.83        0.25        0.25        0.55        0.55        1.63        1.63
Small Cap Value                       0.87        0.87        0.25        0.25        0.39        0.40        1.51        1.52
Small Company Index                   0.36        0.34        0.25        0.25        0.30        0.32        0.91        0.91
Strategic Allocation                  0.49        0.54        0.25        0.25        0.25        0.29        0.99        1.08
Tax-Exempt Bond                       0.45        0.41        0.25        0.25        0.12        0.15        0.82        0.81
Tax-Exempt High Income                0.45        0.43        0.25        0.25        0.10        0.13        0.80        0.81
Tax-Exempt Money Market               0.36        0.33        0.10        0.10        0.27        0.30        0.73        0.73
U.S. Gov't Mortgage                   0.52        0.48        0.25        0.25        0.33        0.35        1.10        1.08
Value                                 0.72        0.72        0.25        0.25        0.32        0.32        1.29        1.29

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

CLASS A, TAX EXEMPT                                                                                             TOTAL FUND
MONEY MARKET AND                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
VARIABLE PORTFOLIO FUNDS             ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
VARIABLE PORTFOLIO FUNDS:(5)
VP Balanced                           0.63%       0.54%       0.13%       0.13%       0.06%       0.14%       0.82%       0.81%
VP Cash Management                    0.51        0.33        0.13        0.13        0.06        0.15        0.70        0.61
VP Core Bond                          0.63        0.48        0.13        0.13        0.25        0.33        1.01        0.94
VP Core Equity                        0.40        0.40        0.00        0.00        0.00        0.00        0.40        0.40
VP Diversified Bond                   0.60        0.47        0.13        0.13        0.09        0.17        0.82        0.77
VP Diversified Equity Income          0.63        0.68        0.13        0.13        0.08        0.16        0.84        0.97
VP Emerging Markets                   1.12        1.05        0.13        0.13        0.30        0.34        1.55        1.52
VP Global Bond                        0.83        0.71        0.13        0.13        0.12        0.20        1.08        1.04
VP Global Inflation
Protected Securities                  0.49        0.44        0.13        0.13        0.25        0.33        0.87        0.90
VP Growth                             0.69        0.66        0.13        0.13        0.10        0.17        0.92        0.96
VP High Yield Bond                    0.62        0.59        0.13        0.13        0.08        0.16        0.83        0.88
VP Income Opportunities               0.64        0.61        0.13        0.13        0.26        0.34        1.03        1.08
VP International Opportunity          0.80        0.72        0.13        0.13        0.11        0.20        1.04        1.05
VP Large Cap Equity                   0.60        0.56        0.13        0.13        0.07        0.14        0.80        0.83
VP Large Cap Value                    0.63        0.60        0.13        0.13        1.79        1.86        2.55        2.59
VP Mid Cap Growth                     0.58        0.63        0.13        0.13        0.11        0.17        0.82        0.93
VP Mid Cap Value                      0.73        0.70        0.13        0.13        2.11        2.18        2.97        3.01

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

CLASS A, TAX EXEMPT                                                                                             TOTAL FUND
MONEY MARKET AND                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
VARIABLE PORTFOLIO FUNDS             ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
VP S&P 500 Index                      0.29%       0.22%       0.13%       0.13%       0.14%       0.18%       0.56%       0.53%
VP Select Value                       0.80        0.77        0.13        0.13        0.24        0.30        1.17        1.20
VP Short Duration U.S. Gov't          0.61        0.48        0.13        0.13        0.09        0.17        0.83        0.78
VP Small Cap Advantage                0.71        0.71        0.13        0.13        0.14        0.22        0.98        1.06
VP Small Cap Value                    0.97        0.92        0.13        0.13        0.18        0.24        1.28        1.29

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

(4) Expenses shown are those of the fund of funds. The table does not include expenses of the underlying funds. (5) The table does not reflect separate account expenses, including sales charges.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

CLASS A, TAX-EXEMPT
MONEY MARKET AND                           1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
VARIABLE PORTFOLIO FUNDS             ACTUAL    PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
RETAIL FUNDS:
Aggressive Growth                     $763        $763      $1,158      $1,158      $1,577      $1,577      $2,743      $2,743
Balanced                               672         674         878         884       1,102       1,112       1,744       1,766
California Tax-Exempt                  559         556         737         728         930         914       1,489       1,456
Cash Management                         82          82         256         256         445         445         994         994
Core Bond                              576         572         790         779       1,023       1,002       1,690       1,646
Disciplined Equity                     705         706         978         981       1,273       1,278       2,110       2,121
Diversified Bond                       574         572         784         779       1,012       1,002       1,668       1,646
Diversified Equity Income              677         687         893         925       1,127       1,183       1,799       1,918
Dividend Opportunity                   683         685         911         917       1,157       1,167       1,864       1,886
Emerging Markets                       750         749       1,118       1,115       1,509       1,504       2,604       2,594
Equity Value                           682         684         908         914       1,152       1,162       1,853       1,875
European Equity                        718         720       1,019       1,025       1,342       1,352       2,257       2,278
Fundamental Growth                     725         725       1,040       1,040       1,377       1,377       2,329       2,329
Fundamental Value                      700         700         964         964       1,248       1,248       2,057       2,057
Global Bond                            605         602         880         871       1,175       1,160       2,016       1,984
Global Equity                          710         712         996       1,002       1,303       1,313       2,173       2,194
Global Technology                      742         742       1,092       1,092       1,465       1,465       2,513       2,513
Growth                                 689         690         931         934       1,193       1,198       1,940       1,951

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

CLASS A, TAX-EXEMPT
MONEY MARKET AND                           1 YEAR                 3 YEARS                 5 YEARS                10 YEARS
VARIABLE PORTFOLIO FUNDS             ACTUAL    PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
RETAIL FUNDS (CONT.)
High Yield Bond                       $576        $578      $  790      $  796      $1,023      $1,033      $1,690      $1,712
Income Opportunities                   582         584         808         814       1,053       1,063       1,756       1,778
Inflation Protected Securities         573         575         782         787       1,007       1,017       1,657       1,679
Intermediate Tax-Exempt Bond           562         559         746         737         945         930       1,523       1,489
International Aggressive Growth        752         752       1,124       1,124       1,519       1,519       2,624       2,624
International Equity                   741         741       1,089       1,089       1,461       1,461       2,503       2,503
International Opportunity              723         725       1,034       1,040       1,367       1,377       2,309       2,329
International Select Value             721         721       1,028       1,028       1,357       1,357       2,288       2,288
International Small Cap                791         791       1,241       1,241       1,716       1,716       3,025       3,025
Large Cap Equity                       687         688         925         928       1,183       1,188       1,918       1,929
Large Cap Value                        699         700         961         964       1,243       1,248       2,047       2,057
Limited Duration Bond                  577         573         793         782       1,028       1,007       1,701       1,657
Massachusetts Tax-Exempt               566         563         761         752         971         956       1,579       1,546
Michigan Tax-Exempt                    568         565         767         758         982         966       1,601       1,568
Mid Cap Growth                         674         685         884         920       1,112       1,172       1,766       1,897
Mid Cap Value                          709         710         993         996       1,298       1,303       2,163       2,173
Minnesota Tax-Exempt                   558         555         734         725         925         909       1,478       1,444
New York Tax-Exempt                    564         562         755         746         961         945       1,557       1,523
Ohio Tax-Exempt                        567         564         764         755         976         961       1,590       1,557

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

CLASS A, TAX-EXEMPT

MONEY MARKET AND                           1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
VARIABLE PORTFOLIO FUNDS             ACTUAL    PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
RETAIL FUNDS (CONT.)
Portfolio Builder Aggressive          $650        $650      $  810      $  810      $  984      $  984      $1,489      $1,489
Portfolio Builder Conservative         564         564         755         755         961         961       1,557       1,557
Portfolio Builder Moderate             636         636         765         765         907         907       1,319       1,319
Portfolio Builder Moderate
  Aggressive                           638         638         771         771         917         917       1,342       1,342
Portfolio Builder Moderate
  Conservative                         545         545         694         694         857         857       1,331       1,331
Portfolio Builder Total Equity         655         655         825         825       1,010       1,010       1,545       1,545
Precious Metals                        719         719       1,022       1,022       1,347       1,347       2,267       2,267
Real Estate                            726         726       1,042       1,045       1,382       1,387       2,340       2,350
Select Value                           703         703         972         972       1,263       1,263       2,089       2,089
Short Duration U.S. Gov't              573         571         782         776       1,007         997       1,657       1,635
Small Cap Advantage                    700         706         964         984       1,248       1,283       2,057       2,131
Small Cap Equity                       748         748       1,112       1,112       1,500       1,500       2,584       2,584
Small Cap Growth                       731         731       1,060       1,060       1,411       1,411       2,401       2,401
Small Cap Value                        720         721       1,025       1,028       1,352       1,357       2,278       2,288
Small Company Index                    663         663         849         849       1,051       1,051       1,634       1,634
Strategic Allocation                   670         679         872         899       1,091       1,137       1,723       1,821
Tax-Exempt Bond                        555         554         725         722         909         904       1,444       1,433
Tax-Exempt High Income                 553         554         719         722         899         904       1,422       1,433
Tax-Exempt Money Market                 75          75         234         234         407         407         910         910
U.S. Gov't Mortgage                    582         580         808         802       1,053       1,043       1,756       1,734
Value                                  699         699         961         961       1,243       1,243       2,047       2,047

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

CLASS A, TAX-EXEMPT
MONEY MARKET AND                           1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
VARIABLE PORTFOLIO FUNDS             ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA    ACTUAL     PRO FORMA
VARIABLE PORTFOLIO FUNDS:
VP Balanced                           $ 84        $ 83        $262        $259        $456        $450      $1,018      $1,006
VP Cash Management                      72          62         224         196         390         341         874         766
VP Core Bond                           103          96         322         300         559         521       1,241       1,159
VP Core Equity                          41          41         129         129         225         225         508         508
VP Diversified Bond                     84          79         262         246         456         429       1,018         958
VP Diversified Equity Income            86          99         268         309         467         537       1,041       1,194
VP Emerging Markets                    158         155         490         481         846         830       1,851       1,818
VP Global Bond                         110         106         344         331         596         575       1,322       1,276
VP Global Inflation
Protected Securities                    89          92         278         287         483         499       1,077       1,112
VP Growth                               94          98         294         306         510         532       1,136       1,183
VP High Yield Bond                      85          90         265         281         461         488       1,029       1,089
VP Income Opportunities                105         110         328         344         570         596       1,264       1,322
VP International Opportunity           106         107         331         334         575         580       1,276       1,287
VP Large Cap Equity                     82          85         256         265         445         461         994       1,029
VP Large Cap Value                     258         262         794         806       1,356       1,376       2,889       2,928
VP Mid Cap Growth                       84          95         262         297         456         516       1,018       1,147
VP Mid Cap Value                       300         304         919         930       1,563       1,582       3,293       3,330
VP S&P 500 Index                        57          54         180         170         313         297         705         668
VP Select Value                        119         122         372         381         645         661       1,425       1,459
VP Short Duration U.S. Gov't            85          80         265         249         461         434       1,029         970
VP Small Cap Advantage                 100         108         312         337         543         586       1,206       1,299
VP Small Cap Value                     130         131         406         409         703         709       1,550       1,561

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-7B. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS B
(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
CLASS B                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Aggressive Growth                     0.89%       0.89%       1.00%       1.00%       0.86%       0.86%       2.75%       2.75%
Balanced                              0.51        0.51        1.00        1.00        0.27        0.29        1.78        1.80
California Tax-Exempt                 0.47        0.41        1.00        1.00        0.14        0.17        1.61        1.58
Cash Management                       0.32        0.29        0.75        0.85        0.38        0.41        1.45        1.55
Core Bond                             0.54        0.48        1.00        1.00        0.29        0.31        1.83        1.79
Disciplined Equity                    0.62        0.62        1.00        1.00        0.51        0.52        2.13        2.14
Diversified Bond                      0.50        0.46        1.00        1.00        0.28        0.30        1.78        1.76
Diversified Equity Income             0.57        0.66        1.00        1.00        0.26        0.28        1.83        1.94
Dividend Opportunity                  0.60        0.60        1.00        1.00        0.28        0.30        1.88        1.90
Emerging Markets                      1.01        1.02        1.00        1.00        0.58        0.56        2.59        2.58
Equity Value                          0.58        0.58        1.00        1.00        0.30        0.32        1.88        1.90
European Equity                       0.68        0.68        1.00        1.00        0.58        0.60        2.26        2.28
Fundamental Growth                    0.72        0.72        1.00        1.00        0.62        0.62        2.34        2.34
Fundamental Value                     0.73        0.73        1.00        1.00        0.33        0.33        2.06        2.06
Global Bond                           0.75        0.70        1.00        1.00        0.35        0.37        2.10        2.07
Global Equity                         0.67        0.67        1.00        1.00        0.51        0.53        2.18        2.20
Global Technology                     0.83        0.83        1.00        1.00        0.69        0.69        2.52        2.52
Growth                                0.63        0.63        1.00        1.00        0.34        0.35        1.97        1.98
High Yield Bond                       0.57        0.57        1.00        1.00        0.22        0.24        1.79        1.81
Income Opportunities                  0.61        0.61        1.00        1.00        0.25        0.27        1.86        1.88

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS) based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
CLASS B                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Inflation Protected Securities        0.44%       0.44%       1.00%       1.00%       0.33%       0.35%       1.77%       1.79%
Intermediate Tax-Exempt Bond          0.45        0.39        1.00        1.00        0.19        0.22        1.64        1.61
International Aggressive Growth       1.02        1.02        1.00        1.00        0.60        0.60        2.62        2.62
International Equity                  0.93        0.93        1.00        1.00        0.58        0.58        2.51        2.51
International Opportunity             0.68        0.68        1.00        1.00        0.64        0.66        2.32        2.34
International Select Value            0.90        0.90        1.00        1.00        0.38        0.38        2.28        2.28
International Small Cap               1.06        1.06        1.00        1.00        0.98        0.98        3.04        3.04
Large Cap Equity                      0.57        0.57        1.00        1.00        0.37        0.38        1.94        1.95
Large Cap Value                       0.59        0.59        1.00        1.00        0.46        0.47        2.05        2.06
Limited Duration Bond                 0.54        0.48        1.00        1.00        0.28        0.30        1.82        1.78
Massachusetts Tax-Exempt              0.47        0.41        1.00        1.00        0.22        0.25        1.69        1.66
Michigan Tax-Exempt                   0.47        0.41        1.00        1.00        0.24        0.27        1.71        1.68
Mid Cap Growth                        0.49        0.60        1.00        1.00        0.31        0.32        1.80        1.92
Mid Cap Value                         0.77        0.77        1.00        1.00        0.39        0.40        2.16        2.17
Minnesota Tax-Exempt                  0.46        0.40        1.00        1.00        0.14        0.17        1.60        1.57
New York Tax-Exempt                   0.47        0.41        1.00        1.00        0.20        0.23        1.67        1.64
Ohio Tax-Exempt                       0.47        0.41        1.00        1.00        0.23        0.26        1.70        1.67
Portfolio Builder Aggressive(4)       0.08        0.08        1.00        1.00        0.46        0.46        1.54        1.54
Portfolio Builder Conservative(4)     0.08        0.08        1.00        1.00        0.60        0.60        1.68        1.68

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS) based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                   MANAGEMENT AGREEMENT(1)       DISTRIBUTION         OTHER EXPENSES(2)     OPERATING EXPENSES(3)
CLASS B                             ACTUAL     PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Portfolio Builder Moderate(4)         0.08%       0.08%       1.00%       1.00%       0.31%       0.31%       1.39%       1.39%
Portfolio Builder Moderate
  Aggressive(4)                       0.08        0.08        1.00        1.00        0.34        0.34        1.42        1.42
Portfolio Builder Moderate
  Conservative(4)                     0.08        0.08        1.00        1.00        0.41        0.41        1.49        1.49
Portfolio Builder Total Equity(4)     0.08        0.08        1.00        1.00        0.51        0.51        1.59        1.59
Precious Metals                       0.77        0.77        1.00        1.00        0.49        0.49        2.26        2.26
Real Estate                           0.85        0.85        1.00        1.00        0.49        0.50        2.34        2.35
Select Value                          0.74        0.74        1.00        1.00        0.35        0.35        2.09        2.09
Short Duration U.S. Gov't             0.51        0.47        1.00        1.00        0.25        0.27        1.76        1.74
Small Cap Advantage                   0.72        0.77        1.00        1.00        0.35        0.37        2.07        2.14
Small Cap Equity                      0.97        0.97        1.00        1.00        0.61        0.61        2.58        2.58
Small Cap Growth                      0.83        0.83        1.00        1.00        0.57        0.57        2.40        2.40
Small Cap Value                       0.87        0.87        1.00        1.00        0.41        0.42        2.28        2.29
Small Company Index                   0.36        0.34        1.00        1.00        0.31        0.33        1.67        1.67
Strategic Allocation                  0.49        0.54        1.00        1.00        0.27        0.31        1.76        1.85
Tax-Exempt Bond                       0.45        0.41        1.00        1.00        0.13        0.16        1.58        1.57
Tax-Exempt High Income                0.45        0.43        1.00        1.00        0.10        0.13        1.55        1.56
U.S. Gov't Mortgage                   0.52        0.48        1.00        1.00        0.34        0.36        1.86        1.84
Value                                 0.72        0.72        1.00        1.00        0.34        0.34        2.06        2.06

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

(4) Expenses shown are those of the fund of funds. The table does not include expenses of the underlying funds.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS B                               ACTUAL   PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Aggressive Growth                     $278        $278        $853        $853       $1,455      $1,455      $2,896      $2,896
Balanced                               181         183         561         567          965         976       1,896       1,918
California Tax-Exempt                  164         161         508         499          877         861       1,714       1,681
Cash Management                        148         158         459         490          793         846       1,563       1,648
Core Bond                              186         182         576         564          991         971       1,945       1,901
Disciplined Equity                     216         217         667         670        1,145       1,150       2,268       2,278
Diversified Bond                       181         179         561         554          965         955       1,899       1,877
Diversified Equity Income              186         197         576         609          991       1,048       1,950       2,069
Dividend Opportunity                   191         193         591         597        1,017       1,027       2,007       2,028
Emerging Markets                       262         261         806         803        1,376       1,371       2,743       2,733
Equity Value                           191         193         591         597        1,017       1,027       2,004       2,026
European Equity                        229         231         707         713        1,211       1,221       2,405       2,426
Fundamental Growth                     237         237         731         731        1,251       1,251       2,485       2,485
Fundamental Value                      209         209         646         646        1,109       1,109       2,199       2,199
Global Bond                            213         210         658         649        1,130       1,114       2,241       2,210
Global Equity                          221         223         682         688        1,170       1,181       2,322       2,343
Global Technology                      255         255         785         785        1,341       1,341       2,668       2,668
Growth                                 200         201         619         622        1,063       1,068       2,098       2,109
High Yield Bond                        182         184         564         570          971         981       1,912       1,934
Income Opportunities                   189         191         585         591        1,007       1,017       1,985       2,007

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS B                              ACTUAL    PRO FORMA    ACTUAL     PRO FORMA     ACTUAL    PRO FORMA    ACTUAL     PRO FORMA
Inflation Protected Securities        $180        $182        $557        $564        $960        $971      $1,888      $1,909
Intermediate Tax-Exempt Bond           167         164         518         508         893         877       1,748       1,714
International Aggressive Growth        265         265         815         815       1,391       1,391       2,771       2,771
International Equity                   254         254         782         782       1,336       1,336       2,658       2,658
International Opportunity              234         237         724         731       1,240       1,251       2,464       2,485
International Select Value             231         231         713         713       1,221       1,221       2,429       2,429
International Small Cap                307         307         939         939       1,597       1,597       3,176       3,176
Large Cap Equity                       197         198         609         613       1,048       1,053       2,069       2,079
Large Cap Value                        208         209         643         646       1,104       1,109       2,188       2,199
Limited Duration Bond                  185         181         573         561         986         965       1,939       1,896
Massachusetts Tax-Exempt               172         169         533         524         919         903       1,803       1,770
Michigan Tax-Exempt                    174         171         539         530         929         914       1,825       1,792
Mid Cap Growth                         183         195         567         603         976       1,038       1,918       2,047
Mid Cap Value                          219         220         676         679       1,160       1,165       2,304       2,315
Minnesota Tax-Exempt                   163         160         505         496         872         856       1,703       1,670
New York Tax-Exempt                    170         167         527         518         908         893       1,781       1,748
Ohio Tax-Exempt                        173         170         536         527         924         908       1,814       1,781
Portfolio Builder Aggressive           157         157         487         487         840         840       1,634       1,634
Portfolio Builder Conservative         171         171         530         530         914         914       1,789       1,789
Portfolio Builder Moderate             142         142         440         440         761         761       1,465       1,465
Portfolio Builder Moderate
  Aggressive                           145         145         450         450         777         777       1,496       1,496

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS B                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Portfolio Builder Moderate
 Conservative                         $152        $152        $471        $471        $814        $814       $1,575     $1,575
Portfolio Builder Total Equity         162         162         502         502         867         867        1,689      1,689
Precious Metals                        229         229         707         707       1,211       1,211        2,408      2,408
Real Estate                            237         238         731         734       1,251       1,256        2,488      2,498
Select Value                           212         212         655         655       1,125       1,125        2,231      2,231
Short Duration U.S. Gov't              179         177         554         548         955         945        1,879      1,858
Small Cap Advantage                    210         217         649         670       1,114       1,150        2,207      2,281
Small Cap Equity                       261         261         803         803       1,371       1,371        2,731      2,731
Small Cap Growth                       243         243         749         749       1,281       1,281        2,549      2,549
Small Cap Value                        231         232         713         716       1,221       1,226        2,426      2,436
Small Company Index                    170         170         527         527         908         908        1,778      1,778
Strategic Allocation                   179         188         554         582         955       1,002        1,874      1,972
Tax-Exempt Bond                        161         160         499         496         861         856        1,678      1,667
Tax-Exempt High Income                 158         159         490         493         846         851        1,648      1,659
U.S. Gov't Mortgage                    189         187         585         579       1,007         996        1,985      1,964
Value                                  209         209         646         646       1,109       1,109        2,196      2,196

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-7C. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS C (AS A PERCENT OF AVERAGE DAILY NET ASSETS) based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
CLASS C                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Aggressive Growth                     0.89%       0.89%       1.00%       1.00%       0.86%       0.86%       2.75%       2.75%
Balanced                              0.51        0.51        1.00        1.00        0.27        0.29        1.78        1.80
California Tax-Exempt                 0.47        0.41        1.00        1.00        0.15        0.18        1.62        1.59
Cash Management                       0.32        0.29        0.75        0.75        0.38        0.41        1.45        1.45
Core Bond                             0.54        0.48        1.00        1.00        0.30        0.32        1.84        1.80
Disciplined Equity                    0.62        0.62        1.00        1.00        0.51        0.52        2.13        2.14
Diversified Bond                      0.50        0.46        1.00        1.00        0.29        0.31        1.79        1.77
Diversified Equity Income             0.57        0.66        1.00        1.00        0.26        0.28        1.83        1.94
Dividend Opportunity                  0.60        0.60        1.00        1.00        0.29        0.31        1.89        1.91
Emerging Markets                      1.01        1.02        1.00        1.00        0.59        0.57        2.60        2.59
Equity Value                          0.58        0.58        1.00        1.00        0.30        0.32        1.88        1.90
European Equity                       0.68        0.68        1.00        1.00        0.58        0.60        2.26        2.28
Fundamental Growth                    0.72        0.72        1.00        1.00        0.63        0.63        2.35        2.35
Fundamental Value                     0.73        0.73        1.00        1.00        0.34        0.34        2.07        2.07
Global Bond                           0.75        0.70        1.00        1.00        0.34        0.36        2.09        2.06
Global Equity                         0.67        0.67        1.00        1.00        0.52        0.54        2.19        2.21
Global Technology                     0.83        0.83        1.00        1.00        0.66        0.66        2.49        2.49
Growth                                0.63        0.63        1.00        1.00        0.34        0.35        1.97        1.98
High Yield Bond                       0.57        0.57        1.00        1.00        0.22        0.24        1.79        1.81
Income Opportunities                  0.61        0.61        1.00        1.00        0.25        0.27        1.86        1.88

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS) based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
CLASS C                             ACTUAL     PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Inflation Protected Securities        0.44%       0.44%       1.00%       1.00%       0.32%       0.34%       1.76%       1.78%
Intermediate Tax-Exempt Bond          0.45        0.39        1.00        1.00        0.19        0.22        1.64        1.61
International Aggressive Growth       1.02        1.02        1.00        1.00        0.59        0.59        2.61        2.61
International Equity                  0.93        0.93        1.00        1.00        0.58        0.58        2.51        2.51
International Opportunity             0.68        0.68        1.00        1.00        0.62        0.64        2.30        2.32
International Select Value            0.90        0.90        1.00        1.00        0.38        0.38        2.28        2.28
International Small Cap               1.06        1.06        1.00        1.00        0.99        0.99        3.05        3.05
Large Cap Equity                      0.57        0.57        1.00        1.00        0.37        0.38        1.94        1.95
Large Cap Value                       0.59        0.59        1.00        1.00        0.47        0.48        2.06        2.07
Limited Duration Bond                 0.54        0.48        1.00        1.00        0.27        0.29        1.81        1.77
Massachusetts Tax-Exempt              0.47        0.41        1.00        1.00        0.23        0.26        1.70        1.67
Michigan Tax-Exempt                   0.47        0.41        1.00        1.00        0.25        0.28        1.72        1.69
Mid Cap Growth                        0.49        0.60        1.00        1.00        0.32        0.33        1.81        1.93
Mid Cap Value                         0.77        0.77        1.00        1.00        0.39        0.40        2.16        2.17
Minnesota Tax-Exempt                  0.46        0.40        1.00        1.00        0.15        0.18        1.61        1.58
New York Tax-Exempt                   0.47        0.41        1.00        1.00        0.21        0.24        1.68        1.65
Ohio Tax-Exempt                       0.47        0.41        1.00        1.00        0.24        0.27        1.71        1.68
Portfolio Builder Aggressive(4)       0.08        0.08        1.00        1.00        0.47        0.47        1.55        1.55
Portfolio Builder Conservative(4)     0.08        0.08        1.00        1.00        0.60        0.60        1.68        1.68

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS) based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                   MANAGEMENT AGREEMENT(1)      DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
CLASS C                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Portfolio Builder Moderate(4)         0.08%       0.08%       1.00%       1.00%       0.32%       0.32%       1.40%       1.40%
Portfolio Builder Moderate
  Aggressive(4)                       0.08        0.08        1.00        1.00        0.33        0.33        1.41        1.41
Portfolio Builder Moderate
  Conservative(4)                     0.08        0.08        1.00        1.00        0.44        0.44        1.52        1.52
Portfolio Builder Total
  Equity(4)                           0.08        0.08        1.00        1.00        0.52        0.52        1.60        1.60
Precious Metals                       0.77        0.77        1.00        1.00        0.47        0.47        2.24        2.24
Real Estate                           0.85        0.85        1.00        1.00        0.48        0.49        2.33        2.34
Select Value                          0.74        0.74        1.00        1.00        0.35        0.35        2.09        2.09
Short Duration U.S. Gov't             0.51        0.47        1.00        1.00        0.26        0.28        1.77        1.75
Small Cap Advantage                   0.72        0.77        1.00        1.00        0.35        0.37        2.07        2.14
Small Cap Equity                      0.97        0.97        1.00        1.00        0.60        0.60        2.57        2.57
Small Cap Growth                      0.83        0.83        1.00        1.00        0.57        0.57        2.40        2.40
Small Cap Value                       0.87        0.87        1.00        1.00        0.41        0.42        2.28        2.29
Strategic Allocation                  0.49        0.54        1.00        1.00        0.28        0.32        1.77        1.86
Tax-Exempt Bond                       0.45        0.41        1.00        1.00        0.13        0.16        1.58        1.57
Tax-Exempt High Income                0.45        0.43        1.00        1.00        0.10        0.13        1.55        1.56
U.S. Gov't Mortgage                   0.52        0.48        1.00        1.00        0.33        0.35        1.85        1.83
Value                                 0.72        0.72        1.00        1.00        0.33        0.33        2.05        2.05

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

(4) Expenses shown are those of the fund of funds. The table does not include expenses of the underlying funds.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS C                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Aggressive Growth                     $278        $278        $853        $853       $1,455      $1,455      $3,084      $3,084
Balanced                               181         183         561         567          965         976       2,100       2,121
California Tax-Exempt                  165         162         511         502          882         867       1,927       1,894
Cash Management                        148         148         459         459          793         793       1,740       1,740
Core Bond                              187         183         579         567          996         976       2,164       2,121
Disciplined Equity                     216         217         667         670        1,145       1,150       2,467       2,477
Diversified Bond                       182         180         564         557          971         960       2,110       2,089
Diversified Equity Income              186         197         576         609          991       1,048       2,153       2,069
Dividend Opportunity                   192         194         594         600        1,022       1,033       2,216       2,238
Emerging Markets                       263         262         809         806        1,381       1,376       2,938       2,928
Equity Value                           191         193         591         597        1,017       1,027       2,206       2,227
European Equity                        229         231         707         713        1,211       1,221       2,600       2,620
Fundamental Growth                     238         238         734         734        1,256       1,256       2,690       2,690
Fundamental Value                      210         210         649         649        1,114       1,114       2,405       2,405
Global Bond                            212         209         655         646        1,125       1,109       2,425       2,394
Global Equity                          222         224         685         691        1,175       1,186       2,528       2,549
Global Technology                      252         252         776         776        1,326       1,326       2,830       2,830
Growth                                 200         201         619         622        1,063       1,068       2,301       2,311
High Yield Bond                        182         184         564         570          971         981       2,110       2,132
Income Opportunities                   189         191         585         591        1,007       1,017       2,185       2,206

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS C                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Inflation Protected Securities        $179        $181        $554        $561         $955        $965      $2,078      $2,100
Intermediate Tax-Exempt Bond           167         164         518         508          893         877       1,949       1,916
International Aggressive Growth        264         264         812         812        1,386       1,386       2,948       2,948
International Equity                   254         254         782         782        1,336       1,336       2,850       2,850
International Opportunity              233         235         719         725        1,231       1,241       2,640       2,660
International Select Value             231         231         713         713        1,221       1,221       2,620       2,620
International Small Cap                308         308         942         942        1,602       1,602       3,367       3,367
Large Cap Equity                       197         198         609         613        1,048       1,053       2,269       2,280
Large Cap Value                        209         210         646         649        1,109       1,114       2,394       2,405
Limited Duration Bond                  184         180         570         557          981         960       2,132       2,089
Massachusetts Tax-Exempt               173         170         536         527          924         908       2,014       1,981
Michigan Tax-Exempt                    175         172         542         533          934         919       2,035       2,003
Mid Cap Growth                         184         196         570         606          981       1,043       2,132       2,259
Mid Cap Value                          219         220         676         679        1,160       1,165       2,498       2,508
Minnesota Tax-Exempt                   164         161         508         499          877         861       1,916       1,883
New York Tax-Exempt                    171         168         530         521          914         898       1,992       1,960
Ohio Tax-Exempt                        174         171         539         530          929         914       2,024       1,992
Portfolio Builder Aggressive           158         158         490         490          846         846       1,851       1,851
Portfolio Builder Conservative         171         171         530         530          914         914       1,992       1,992
Portfolio Builder Moderate             143         143         443         443          767         767       1,685       1,685
Portfolio Builder Moderate
Aggressive                             144         144         447         447          772         772       1,696       1,696

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS C                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
Portfolio Builder Moderate
  Conservative                        $155        $155        $481        $481        $830        $830      $1,818      $1,818
Portfolio Builder Total Equity         163         163         505         505         872         872       1,905       1,905
Precious Metals                        227         227         701         701       1,201       1,201       2,579       2,579
Real Estate                            236         237         728         731       1,246       1,251       2,670       2,680
Select Value                           212         212         655         655       1,125       1,125       2,425       2,425
Short Duration U.S. Gov't              180         178         557         551         960         950       2,089       2,067
Small Cap Advantage                    210         217         649         670       1,114       1,150       2,405       2,477
Small Cap Equity                       260         260         800         800       1,366       1,366       2,909       2,909
Small Cap Growth                       243         243         749         749       1,281       1,281       2,741       2,741
Small Cap Value                        231         232         713         716       1,221       1,226       2,620       2,630
Strategic Allocation                   180         189         557         585         960       1,007       2,089       2,185
Tax-Exempt Bond                        161         160         499         496         861         856       1,883       1,872
Tax-Exempt High Income                 158         159         490         493         846         851       1,851       1,862
U.S. Gov't Mortgage                    188         186         582         576       1,002         991       2,174       2,153
Value                                  208         208         643         643       1,104       1,104       2,384       2,384

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-7D. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS D (AS A PERCENT OF AVERAGE DAILY NET ASSETS) based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                    MANAGEMENT AGREEMENT        DISTRIBUTION          OTHER EXPENSES(1)      OPERATING EXPENSES
CLASS D                             ACTUAL     PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
S&P 500 Index(2)                     0.24%       0.22%        0.25%      0.25%        0.33%      0.31%        0.82%      0.78%

(1) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(2) The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS D                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
S&P 500 Index                         $84         $80        $262         $249        $456        $434       $1,018       $970

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-7E. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS E (AS A PERCENT OF AVERAGE DAILY NET ASSETS) based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES
                                                                                                                 TOTAL FUND
                                    MANAGEMENT AGREEMENT        DISTRIBUTION          OTHER EXPENSES(1)      OPERATING EXPENSES
CLASS E                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
S&P 500 Index(2)                      0.24%       0.22%       0.00%       0.00%       0.32%       0.30%      0.56%       0.52%

(1) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(2) The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS E                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA
S&P 500 Index                            $57         $53        $180        $167        $313        $291        $705        $656

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-7I. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS I
(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                  MANAGEMENT AGREEMENT(1)       DISTRIBUTION          OTHER EXPENSES(2)     OPERATING EXPENSES(3)
CLASS I                             ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA     ACTUAL    PRO FORMA
Aggressive Growth                    0.89%       0.89%       0.00%       0.00%       0.61%       0.61%        1.50%       1.50%
Cash Management                      0.32        0.29        0.00        0.00        0.07        0.10         0.39        0.39
Core Bond                            0.54        0.48        0.00        0.00        0.18        0.20         0.72        0.68
Disciplined Equity                   0.62        0.62        0.00        0.00        0.29        0.30         0.91        0.92
Diversified Bond                     0.50        0.46        0.00        0.00        0.10        0.12         0.60        0.58
Diversified Equity Income            0.57        0.66        0.00        0.00        0.06        0.08         0.63        0.74
Dividend Opportunity                 0.60        0.60        0.00        0.00        0.10        0.12         0.70        0.72
Emerging Markets                     1.01        1.02        0.00        0.00        0.34        0.32         1.35        1.34
Equity Value                         0.58        0.58        0.00        0.00        0.09        0.11         0.67        0.69
European Equity                      0.68        0.68        0.00        0.00        0.28        0.30         0.96        0.98
Fundamental Growth                   0.72        0.72        0.00        0.00        0.39        0.39         1.11        1.11
Fundamental Value                    0.73        0.73        0.00        0.00        0.12        0.12         0.85        0.85
Global Bond                          0.75        0.70        0.00        0.00        0.14        0.16         0.89        0.86
Global Technology                    0.83        0.83        0.00        0.00        0.20        0.20         1.03        1.03
Growth                               0.63        0.63        0.00        0.00        0.12        0.13         0.75        0.76
High Yield Bond                      0.57        0.57        0.00        0.00        0.07        0.09         0.64        0.66
Income Opportunities                 0.61        0.61        0.00        0.00        0.13        0.15         0.74        0.76
Inflation Protected Securities       0.44        0.44        0.00        0.00        0.21        0.23         0.65        0.67

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                  MANAGEMENT AGREEMENT(1)       DISTRIBUTION         OTHER EXPENSES(2)     OPERATING EXPENSES(3)
CLASS I                             ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
International Aggressive Growth      1.02%       1.02%       0.00%       0.00%       0.35%       0.35%       1.37%       1.37%
International Equity                 0.93        0.93        0.00        0.00        0.36        0.36        1.29        1.29
International Opportunity            0.68        0.68        0.00        0.00        0.19        0.21        0.87        0.89
International Select Value           0.90        0.90        0.00        0.00        0.18        0.18        1.08        1.08
International Small Cap              1.06        1.06        0.00        0.00        0.77        0.77        1.83        1.83
Large Cap Equity                     0.57        0.57        0.00        0.00        0.14        0.15        0.71        0.72
Large Cap Value                      0.59        0.59        0.00        0.00        0.27        0.28        0.86        0.87
Limited Duration Bond                0.54        0.48        0.00        0.00        0.19        0.21        0.73        0.69
Mid Cap Growth                       0.49        0.60        0.00        0.00        0.11        0.12        0.60        0.72
Mid Cap Value                        0.77        0.77        0.00        0.00        0.12        0.13        0.89        0.90
Precious Metals                      0.77        0.77        0.00        0.00        0.22        0.22        0.99        0.99
Real Estate                          0.85        0.85        0.00        0.00        0.25        0.26        1.10        1.11
Select Value                         0.74        0.74        0.00        0.00        0.12        0.12        0.86        0.86
Short Duration U.S. Gov't            0.51        0.47        0.00        0.00        0.06        0.08        0.57        0.55
Small Cap Advantage                  0.72        0.77        0.00        0.00        0.12        0.14        0.84        0.91
Small Cap Equity                     0.97        0.97        0.00        0.00        0.35        0.35        1.32        1.32
Small Cap Growth                     0.83        0.83        0.00        0.00        0.24        0.24        1.07        1.07

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                  MANAGEMENT AGREEMENT(1)       DISTRIBUTION          OTHER EXPENSES(2)      OPERATING EXPENSES
CLASS I                             ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
Small Cap Value                      0.87%       0.87%       0.00%       0.00%       0.15%       0.16%       1.02%       1.03%
U.S. Gov't Mortgage                  0.52        0.48        0.00        0.00        0.14        0.16        0.66        0.64
Value                                0.72        0.72        0.00        0.00        0.13        0.13        0.85        0.85

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS I                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA    ACTUAL     PRO FORMA
Aggressive Growth                     $153        $153        $474        $474        $819        $819      $1,796      $1,796
Cash Management                         40          40         125         125         219         219         495         495
Core Bond                               74          69         230         218         401         379         898         850
Disciplined Equity                      93          94         290         294         505         510       1,124       1,136
Diversified Bond                        61          59         192         186         335         324         753         729
Diversified Equity Income               64          76         202         237         352         412         790         922
Dividend Opportunity                    72          74         224         230         390         401         874         898
Emerging Markets                       137         136         428         425         740         735       1,629       1,618
Equity Value                            68          70         215         221         374         385         838         862
European Equity                         98         100         306         312         532         543       1,183       1,206
Fundamental Growth                     113         113         353         353         612         612       1,356       1,356
Fundamental Value                       87          87         271         271         472         472       1,053       1,053
Global Bond                             91          88         284         275         494         478       1,100       1,065
Global Technology                      105         105         328         328         570         570       1,264       1,264
Growth                                  77          78         240         243         418         423         934         946
High Yield Bond                         65          67         205         211         357         368         802         826
Income Opportunities                    76          78         237         243         412         423         922         946
Inflation Protected Securities          66          68         208         215         363         374         814         838
International Aggressive Growth        139         139         434         434         751         751       1,651       1,651
International Equity                   131         131         409         409         709         709       1,561       1,561

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS I                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA    ACTUAL     PRO FORMA
International Opportunity             $ 89        $ 91        $278        $284        $483        $494      $1,077      $1,100
International Select Value             110         110         344         344         596         596       1,322       1,322
International Small Cap                186         186         576         576         991         991       2,153       2,153
Large Cap Equity                        73          74         227         230         396         401         886         898
Large Cap Value                         88          89         275         278         478         483       1,065       1,077
Limited Duration Bond                   75          70         234         221         407         385         910         862
Mid Cap Growth                          62          74         194         230         338         401         758         898
Mid Cap Value                           91          92         284         287         494         499       1,100       1,112
Precious Metals                        101         101         316         316         548         548       1,218       1,218
Real Estate                            112         113         350         353         607         612       1,345       1,356
Select Value                            88          88         275         275         478         478       1,065       1,065
Short Duration U.S. Gov't               58          56         183         176         319         308         717         692
Small Cap Advantage                     86          93         268         290         467         505       1,041       1,124
Small Cap Equity                       134         134         419         419         724         724       1,595       1,595
Small Cap Growth                       109         109         341         341         591         591       1,310       1,310
Small Cap Value                        104         105         325         328         564         570       1,252       1,264
U.S. Gov't Mortgage                     67          65         211         205         368         357         826         802
Value                                   87          87         271         271         472         472       1,053       1,053

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-7Y. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS Y
(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                  MANAGEMENT AGREEMENT(1)       DISTRIBUTION          OTHER EXPENSES(2)    OPERATING EXPENSES(3)
CLASS Y                             ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
Aggressive Growth                    0.89%       0.89%       0.00%       0.00%       0.91%       0.91%       1.80%       1.80%
Balanced                             0.51        0.51        0.00        0.00        0.34        0.36        0.85        0.87
Cash Management                      0.32        0.29        0.00        0.00        0.34        0.37        0.66        0.66
Core Bond                            0.54        0.48        0.00        0.00        0.38        0.40        0.92        0.88
Disciplined Equity                   0.62        0.62        0.00        0.00        0.56        0.57        1.18        1.19
Diversified Bond                     0.50        0.46        0.00        0.00        0.35        0.37        0.85        0.83
Diversified Equity Income            0.57        0.66        0.00        0.00        0.33        0.35        0.90        1.01
Dividend Opportunity                 0.60        0.60        0.00        0.00        0.34        0.36        0.94        0.96
Emerging Markets                     1.01        1.02        0.00        0.00        0.64        0.62        1.65        1.64
Equity Value                         0.58        0.58        0.00        0.00        0.36        0.38        0.94        0.96
European Equity                      0.68        0.68        0.00        0.00        0.61        0.63        1.29        1.31
Fundamental Growth                   0.72        0.72        0.00        0.00        0.67        0.67        1.39        1.39
Fundamental Value                    0.73        0.73        0.00        0.00        0.40        0.40        1.13        1.13
Global Bond                          0.75        0.70        0.00        0.00        0.42        0.44        1.17        1.14
Global Equity                        0.67        0.67        0.00        0.00        0.56        0.58        1.23        1.25
Global Technology                    0.83        0.83        0.00        0.00        0.72        0.72        1.55        1.55
Growth                               0.63        0.63        0.00        0.00        0.39        0.40        1.02        1.03
High Yield Bond                      0.57        0.57        0.00        0.00        0.30        0.32        0.87        0.89
Income Opportunities                 0.61        0.61        0.00        0.00        0.33        0.35        0.94        0.96
Inflation Protected Securities       0.44        0.44        0.00        0.00        0.42        0.44        0.86        0.88

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                  MANAGEMENT AGREEMENT(1)       DISTRIBUTION          OTHER EXPENSES(2)    OPERATING EXPENSES(3)
CLASS Y                             ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
Intermediate Tax-Exempt Bond         0.45%       0.39%       0.00%       0.00%       0.25%       0.28%       0.70        0.67
International Aggressive Growth      1.02        1.02        0.00        0.00        0.67        0.67        1.69        1.69
International Equity                 0.93        0.93        0.00        0.00        0.64        0.64        1.57        1.57
International Opportunity            0.68        0.68        0.00        0.00        0.68        0.70        1.36        1.38
International Select Value           0.90        0.90        0.00        0.00        0.45        0.45        1.35        1.35
International Small Cap              1.06        1.06        0.00        0.00        1.02        1.02        2.08        2.08
Large Cap Equity                     0.57        0.57        0.00        0.00        0.39        0.40        0.96        0.97
Large Cap Value                      0.59        0.59        0.00        0.00        0.52        0.53        1.11        1.12
Limited Duration Bond                0.54        0.48        0.00        0.00        0.41        0.43        0.95        0.91
Mid Cap Growth                       0.49        0.60        0.00        0.00        0.38        0.39        0.87        0.99
Mid Cap Value                        0.77        0.77        0.00        0.00        0.45        0.46        1.22        1.23
Portfolio Builder Aggressive(4)      0.08        0.08        0.00        0.00        0.53        0.53        0.61        0.61
Portfolio Builder Conservative(4)    0.08        0.08        0.00        0.00        0.68        0.68        0.76        0.76
Portfolio Builder Moderate(4)        0.08        0.08        0.00        0.00        0.39        0.39        0.47        0.47
Portfolio Builder Moderate
Aggressive(4)                        0.08        0.08        0.00        0.00        0.40        0.40        0.48        0.48
Portfolio Builder Moderate
Conservative(4)                      0.08        0.08        0.00        0.00        0.49        0.49        0.57        0.57
Portfolio Builder Total Equity(4)    0.08        0.08        0.00        0.00        0.58        0.58        0.66        0.66
Precious Metals                      0.77        0.77        0.00        0.00        0.58        0.58        1.35        1.35
Real Estate                          0.85        0.85        0.00        0.00        0.54        0.55        1.39        1.40

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

(AS A PERCENT OF AVERAGE DAILY NET ASSETS)

based on the fund's last fiscal period

ANNUAL OPERATING EXPENSES                                                                                        TOTAL FUND
                                  MANAGEMENT AGREEMENT(1)       DISTRIBUTION          OTHER EXPENSES(2)    OPERATING EXPENSES(3)
CLASS Y                             ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
Select Value                         0.74%       0.74%       0.00%       0.00%       0.41%       0.41%       1.15%       1.15%
Short Duration U.S. Gov't            0.51        0.47        0.00        0.00        0.33        0.35        0.84        0.82
Small Cap Advantage                  0.72        0.77        0.00        0.00        0.40        0.42        1.12        1.19
Small Cap Equity                     0.97        0.97        0.00        0.00        0.66        0.66        1.63        1.63
Small Cap Growth                     0.83        0.83        0.00        0.00        0.61        0.61        1.44        1.44
Small Cap Value                      0.87        0.87        0.00        0.00        0.47        0.48        1.34        1.35
Small Company Index                  0.36        0.34        0.00        0.00        0.38        0.40        0.74        0.74
Strategic Allocation                 0.49        0.54        0.00        0.00        0.34        0.38        0.83        0.92
Tax-Exempt Bond                      0.45        0.41        0.00        0.00        0.21        0.24        0.66        0.65
Tax-Exempt High Income               0.45        0.43        0.00        0.00        0.21        0.24        0.66        0.67
U.S. Gov't Mortgage                  0.52        0.48        0.00        0.00        0.42        0.44        0.94        0.92
Value                                0.72        0.72        0.00        0.00        0.40        0.40        1.12        1.12

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

(4) Expenses shown are those of the fund of funds. The table does not include expenses of the underlying funds.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS Y                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA    ACTUAL     PRO FORMA
Aggressive Growth                     $183        $183        $567        $567        $976        $976      $2,121      $2,121
Balanced                                87          89         271         278         472         483       1,053       1,077
Cash Management                         67          67         211         211         368         368         826         826
Core Bond                               94          90         294         281         510         488       1,136       1,089
Disciplined Equity                     120         121         375         378         650         655       1,437       1,448
Diversified Bond                        87          85         271         265         472         461       1,053       1,029
Diversified Equity Income               92         103         287         322         499         559       1,112       1,241
Dividend Opportunity                    96          98         300         306         521         532       1,159       1,183
Emerging Markets                       168         167         521         518         898         893       1,960       1,949
Equity Value                            96          98         300         306         521         532       1,159       1,183
European Equity                        131         133         409         415         709         719       1,561       1,584
Fundamental Growth                     142         142         440         440         761         761       1,674       1,674
Fundamental Value                      115         115         359         359         623         623       1,379       1,379
Global Bond                            119         116         372         362         645         629       1,425       1,391
Global Equity                          125         127         391         397         677         687       1,494       1,516
Global Technology                      158         158         490         490         846         846       1,851       1,851
Growth                                 104         105         325         328         564         570       1,252       1,264
High Yield Bond                         89          91         278         284         483         494       1,077       1,100
Income Opportunities                    96          98         300         306         521         532       1,159       1,183
Inflation Protected Securities          88          90         275         281         478         488       1,065       1,089

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS Y                               ACTUAL   PRO FORMA     ACTUAL    PRO FORMA    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
Intermediate Tax-Exempt Bond          $ 72        $ 68        $224        $215      $  390      $  374      $  874      $  838
International Aggressive Growth        172         172         533         533         919         919       2,003       2,003
International Equity                   160         160         496         496         856         856       1,872       1,872
International Opportunity              138         140         431         437         746         756       1,640       1,662
International Select Value             137         137         428         428         740         740       1,629       1,629
International Small Cap                211         211         652         652       1,120       1,120       2,415       2,415
Large Cap Equity                        98          99         306         309         532         537       1,183       1,194
Large Cap Value                        113         114         353         356         612         618       1,356       1,368
Limited Duration Bond                   97          93         303         290         526         505       1,171       1,124
Mid Cap Growth                          89         101         278         316         483         548       1,077       1,218
Mid Cap Value                          124         125         387         391         671         677       1,482       1,494
Portfolio Builder Aggressive            62          62         196         196         341         341         766         766
Portfolio Builder Conservative          78          78         243         243         423         423         946         946
Portfolio Builder Moderate              48          48         151         151         264         264         594         594
Portfolio Builder Moderate
Aggressive                              49          49         154         154         269         269         607         607
Portfolio Builder Moderate
Conservative                            58          58         154         154         319         319         717         717
Portfolio Builder Total Equity          67          67         211         211         368         368         826         826
Precious Metals                        137         137         428         428         740         740       1,629       1,629
Real Estate                            142         143         440         443         761         767       1,674       1,685
Select Value                           117         117         366         366         634         634       1,402       1,402
Short Duration U.S. Gov't               86          84         268         262         467         456       1,041       1,018

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                           1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
CLASS Y                              ACTUAL    PRO FORMA     ACTUAL    PRO FORMA     ACTUAL    PRO FORMA    ACTUAL     PRO FORMA
Small Cap Advantage                   $114        $121        $356        $378        $618        $655      $1,368      $1,448
Small Cap Equity                       166         166         514         514         888         888       1,938       1,938
Small Cap Growth                       147         147         456         456         788         788       1,729       1,729
Small Cap Value                        136         137         425         428         735         740       1,618       1,629
Small Company Index                     76          76         237         237         412         412         922         922
Strategic Allocation                    85          94         265         294         461         510       1,029       1,136
Tax-Exempt Bond                         67          66         211         208         368         363         826         814
Tax-Exempt High Income                  67          68         211         215         368         374         826         838
U.S. Gov't Mortgage                     96          94         300         294         521         510       1,159       1,136
Value                                  114         114         356         356         618         618       1,368       1,368

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. The 1940 Act provides that every registered investment company must be audited at least once each year by independent registered public accountants selected by a majority of the independent Board members. The fund's Board has selected KPMG LLP to be the fund's independent registered public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed in writing to the Board's Joint Audit Committee that they are independent accountants with respect to the fund.

The independent accountants examine the financial statements for the fund that are set forth in the annual report to shareholders and provide other requested non-audit and tax-related services to the fund. The Joint Audit Committee reviewed and discussed the audited financial statements with RiverSource Investments and reviewed with KPMG LLP the matters required to be discussed by SAS 61 (for example, methods used to account for significant unusual transactions).

The Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.

JOINT AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

Pursuant to the pre-approval requirements of the Sarbanes-Oxley Act of 2002, all services to be performed by KPMG LLP for the fund; the fund's investment adviser; and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, must be pre-approved by the Joint Audit Committee.

AUDIT FEES. During the last two fiscal years, the aggregate fees paid to KPMG LLP for professional services rendered for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings for the fund were as follows:

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-8A. AUDIT FEES

during the fund's last two fiscal periods

                                     LAST FISCAL                 PREVIOUS
FUND                                   PERIOD                  FISCAL PERIOD
RETAIL FUNDS:
Aggressive Growth                      $18,000                    $17,000
Balanced                                45,000                     45,000
California Tax-Exempt                   20,500                     19,500
Cash Management                         37,000                     36,500
Core Bond                               20,000                     18,000
Disciplined Equity                      20,500                     18,000
Diversified Bond                        45,000                     43,000
Diversified Equity Income               40,000                     36,000
Dividend Opportunity                    30,000                     29,000
Emerging Markets                        32,000                     28,000
Equity Value                            25,500                     25,000
European Equity                         20,000                     18,000
Fundamental Growth                      18,000                     17,000
Fundamental Value                       20,000                     18,000
Global Bond                             36,000                     34,000
Global Equity                           38,000                     36,000
Global Technology                       32,000                     28,000
Growth                                  44,000                     42,000
High Yield Bond                         52,000                     52,000
Income Opportunities                    20,000                     18,000
Inflation Protected Securities          21,000                     18,000
Intermediate Tax-Exempt Bond            20,500                     19,000
International Aggressive Growth         20,000                     18,000
International Equity                    19,000                     17,000
International Opportunity               39,500                     39,500
International Select Value              20,000                     18,000
International Small Cap                 18,000                     17,000
Large Cap Equity                        30,000                     23,000
Large Cap Value                         20,500                     18,500
Limited Duration Bond                   20,000                     18,000
Massachusetts Tax-Exempt                19,000                     18,250

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                     LAST FISCAL                 PREVIOUS
FUND                                   PERIOD                  FISCAL PERIOD
RETAIL FUNDS (CONT.)
Michigan Tax-Exempt                    $19,000                    $18,250
Mid Cap Growth                          30,000                     29,000
Mid Cap Value                           19,000                     17,000
Minnesota Tax-Exempt                    22,000                     21,250
New York Tax-Exempt                     19,500                     18,750
Ohio Tax-Exempt                         19,000                     18,250
Portfolio Builder Aggressive            14,500                        N/A
Portfolio Builder Conservative          14,500                        N/A
Portfolio Builder Moderate              14,500                        N/A
Portfolio Builder Moderate
  Aggressive                            14,500                        N/A
Portfolio Builder Moderate
  Conservative                          14,500                        N/A
Portfolio Builder Total Equity          14,500                        N/A
Precious Metals                         23,000                     20,500
Real Estate                             20,500                     18,000
S&P 500 Index                           19,500                     18,500
Select Value                            20,000                     18,000
Short Duration U.S. Gov't               49,500                     49,500
Small Cap Advantage                     22,500                     19,000
Small Cap Equity                        19,500                     17,500
Small Cap Growth                        20,000                     18,000
Small Cap Value                         20,000                     18,000
Small Company Index                     24,000                     23,000
Strategic Allocation                    48,000                     44,000
Tax-Exempt Bond                         37,000                     37,000
Tax-Exempt High Income                  50,000                     50,000
Tax-Exempt Money Market                 23,250                     22,500
U.S. Gov't Mortgage                     21,000                     19,000
Value                                   20,000                     18,000

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                     LAST FISCAL                 PREVIOUS
FUND                                   PERIOD                  FISCAL PERIOD
VARIABLE PORTFOLIO FUNDS:
VP Balanced                            $26,500                    $25,000
VP Cash Management                      20,000                     19,250
VP Core Bond                            19,500                     18,000
VP Core Equity                          18,000                        N/A
VP Diversified Bond                     26,500                     25,500
VP Diversified Equity Income            22,000                     19,000
VP Emerging Markets                     20,000                     18,000
VP Global Bond                          23,500                     21,250
VP Global Inflation Protected
  Securities                            19,500                     18,000
VP Growth                               20,500                     19,000
VP High Yield Bond                      26,500                     25,250
VP Income Opportunities                 19,500                     18,000
VP International Opportunity            26,000                     23,500
VP Large Cap Equity                     27,000                     24,500
VP Large Cap Value                      19,000                     18,000
VP Mid Cap Growth                       19,000                     18,000
VP Mid Cap Value                        19,000                        N/A
VP S&P 500 Index                        20,000                     18,000
VP Select Value                         19,000                     18,000
VP Short Duration U.S. Gov't            21,500                     20,500
VP Small Cap Advantage                  20,000                     18,000
VP Small Cap Value                      20,500                     18,500

The following table shows aggregate fees paid by the fund to KPMG LLP in each of the last two fiscal periods for services that are not included in Table D-8A. All of the services performed were pre-approved by the Joint Audit Committee.

- AUDIT-RELATED FEES. Assurance and related services that are reasonably related to the performance of the audit or review.

- TAX FEES. Tax compliance, tax consulting services related to Class I shares and tax work related to fund mergers and liquidations

-   ALL OTHER FEES. All other services rendered by KMPG LLP.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE D-8B. AUDIT-RELATED, TAX AND OTHER FEES

during the fund's last two fiscal periods

                                                 AGGREGATE AUDIT- RELATED FEES   AGGREGATE TAX FEES   AGGREGATE OTHER FEES
FUND                                                    LAST     PREVIOUS         LAST    PREVIOUS       LAST    PREVIOUS
                                                       FISCAL     FISCAL         FISCAL    FISCAL       FISCAL    FISCAL
                                                       PERIOD     PERIOD         PERIOD    PERIOD       PERIOD    PERIOD
RETAIL FUNDS:
Aggressive Growth                                       $ 14      $    3         $2,650    $2,550        $298      $ 0
Balanced                                                 322         294          6,650     6,250           0       21
California Tax-Exempt                                     50          49          2,750     2,550          40        0
Cash Management                                          806         879          2,750     2,550         958        0
Core Bond                                                 38          16          2,750     2,550         318        0
Disciplined Equity                                        22           3          2,750     2,550         304        0
Diversified Bond                                         589         639          2,750     2,550         776        0
Diversified Equity Income                                651         346          6,650     6,250           0       23
Dividend Opportunity                                     245         215          2,750     2,550         490        0
Emerging Markets                                          61          38          6,650     6,470           0        0
Equity Value                                             255           0          2,650     2,550           0        0
European Equity                                           28          24          2,550     2,495           0        0
Fundamental Growth                                        20           4          2,650     2,550         303        0
Fundamental Value                                        220         107          2,650     2,550         469        0
Global Bond                                              117         107          6,650     6,700           0        0
Global Equity                                            105          99          6,650     6,470           0        0
Global Technology                                         49       8,759          6,650     6,470           0        0
Growth                                                   661         707          7,100     6,650         836        0
High Yield Bond                                          563         569          6,950     6,650         755        0

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
during the fund's last two fiscal periods

                                                 AGGREGATE AUDIT- RELATED FEES   AGGREGATE TAX FEES   AGGREGATE OTHER FEES
FUND                                                    LAST     PREVIOUS         LAST    PREVIOUS       LAST    PREVIOUS
                                                       FISCAL     FISCAL         FISCAL    FISCAL       FISCAL    FISCAL
                                                       PERIOD     PERIOD         PERIOD    PERIOD       PERIOD    PERIOD
RETAIL FUNDS (CONT.)
Income Opportunities                                    $ 76      $ 42           $2,750    $2,550       $  349      $0
Inflation Protected Securities                            36         0            2,750     2,550          315       0
Intermediate Tax-Exempt Bond                              35        29            2,650     2,550            0       0
International Aggressive Growth                           38        19            2,550     2,495            0       0
International Equity                                      23         8            2,550     2,495            0       0
International Opportunity                                 91        78            2,550     2,725            0       0
International Select Value                               149        54            2,550     2,495            0       0
International Small Cap                                   11         3            2,550     2,495            0       0
Large Cap Equity                                         362        72            2,750     2,550        1,787       0
Large Cap Value                                           32        18            2,750     2,550          312       0
Limited Duration Bond                                     43        23            2,750     2,550          322       0
Massachusetts Tax-Exempt                                  18        18            2,750     2,550           15       0
Michigan Tax-Exempt                                       14        14            2,750     2,550           12       0
Mid Cap Growth                                           455       301            2,650     2,550            0       0
Mid Cap Value                                             70        20            2,550     2,275            0       1
Minnesota Tax-Exempt                                      94        91            2,750     2,550           78       0
New York Tax-Exempt                                       20        21            2,750     2,550           17       0
Ohio Tax-Exempt                                           14        16            2,750     2,550           12       0
Portfolio Builder Aggressive                               0         0            2,650       850            0       0

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
during the fund's last two fiscal periods

                                                 AGGREGATE AUDIT- RELATED FEES   AGGREGATE TAX FEES   AGGREGATE OTHER FEES
FUND                                                    LAST     PREVIOUS         LAST    PREVIOUS       LAST    PREVIOUS
                                                       FISCAL     FISCAL         FISCAL    FISCAL       FISCAL    FISCAL
                                                       PERIOD     PERIOD         PERIOD    PERIOD       PERIOD    PERIOD
RETAIL FUNDS (CONT.)
Portfolio Builder Conservative                          $  0       $  0          $2,650    $  850       $    0    $    0
Portfolio Builder Moderate                                 0          0           2,650       850            0         0
Portfolio Builder Moderate Aggressive                      0          0           2,650       850            0         0
Portfolio Builder Moderate Conservative                    0          0           2,650       850            0         0
Portfolio Builder Total Equity                             0          0           2,650       850            0         0
Precious Metals                                           23          0           2,650     2,550            0         0
Real Estate                                               25          0           2,750     2,550          307         0
S&P 500 Index                                             89         63           2,650     2,550            0     6,000
Select Value                                             167        101           2,650     2,550        1,625         0
Short Duration U.S. Gov't                                391        507           6,950     6,650          611         0
Small Cap Advantage                                      180          0           2,650     2,550            0         0
Small Cap Equity                                          40         28           2,650     2,550          319         0
Small Cap Growth                                          67          0           2,650     2,550            0         0
Small Cap Value                                          252        215           2,650     2,550          495         0
Small Company Index                                      268        180           2,650     2,550            0         0
Strategic Allocation                                     219        189           6,650     6,250            0        13
Tax-Exempt Bond                                          165        180           2,650     2,550            0         0
Tax-Exempt High Income                                   949        976           6,750     6,525            0         0
Tax-Exempt Money Market                                   32         39           2,650     2,550            0         0

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
during the fund's last two fiscal periods

                                                 AGGREGATE AUDIT- RELATED FEES   AGGREGATE TAX FEES   AGGREGATE OTHER FEES
FUND                                                    LAST     PREVIOUS         LAST    PREVIOUS       LAST    PREVIOUS
                                                       FISCAL     FISCAL         FISCAL    FISCAL       FISCAL    FISCAL
                                                       PERIOD     PERIOD         PERIOD    PERIOD       PERIOD    PERIOD
RETAIL FUNDS (CONT.)
U.S. Gov't Mortgage                                     $ 63       $ 72          $2,650    $2,550       $  338      $0
Value                                                    108         86           2,650     2,550          375       0

VARIABLE PORTFOLIO FUNDS:
VP Balanced                                              587        509           1,850     1,700        1,689       0
VP Cash Management                                       162        149           1,850     1,700        1,335       0
VP Core Bond                                              11          5           2,750     2,550            9       0
VP Core Equity                                             0          0           2,650       850            0       0
VP Diversified Bond                                      402        350           1,850     1,700        1,534       0
VP Diversified Equity Income                             308        140           1,850     1,700        1,456       0
VP Emerging Markets                                       27          7           2,750     2,550           23       0
VP Global Bond                                           122         81           1,850     1,700          102       0
VP Global Inflation Protected Securities                   9          0           2,750     2,550            8       0
VP Growth                                                 65         56           1,850     1,700           54       0
VP High Yield Bond                                       281        221           1,850     1,700          234       0
VP Income Opportunities                                    7          0           2,750     2,550            6       0

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
during the fund's last two fiscal periods

                                                 AGGREGATE AUDIT- RELATED FEES  AGGREGATE TAX FEES   AGGREGATE OTHER FEES
FUND                                                    LAST     PREVIOUS        LAST    PREVIOUS      LAST    PREVIOUS
                                                       FISCAL     FISCAL        FISCAL    FISCAL       FISCAL    FISCAL
                                                       PERIOD     PERIOD        PERIOD    PERIOD       PERIOD    PERIOD
VARIABLE PORTFOLIO FUNDS (CONT.)
VP International Opportunity                            $261       $175           $1,850    $1,700       $1,418      $0
VP Large Cap Equity                                      567        423            1,850     1,700        1,672       0
VP Large Cap Value                                         4          0            2,750     2,550            3       0
VP Mid Cap Growth                                         54         47            1,850     2,550           45       0
VP Mid Cap Value                                           0          0            2,750       N/A            0       0
VP S&P 500 Index                                          79         53            1,850     1,700           66       0
VP Select Value                                            4          2            2,750     2,550            3       0
VP Short Duration U.S. Gov't                             115         96            1,850     1,700        1,296       0
VP Small Cap Advantage                                    48         35            1,850     1,700           40       0
VP Small Cap Value                                        74         42            1,850     2,550           61       0

AGGREGATE NON-AUDIT FEES TO FUNDS, INVESTMENT MANAGER AND AFFILIATES

For the year ended Sept. 30, 2005, the aggregate non-audit fees billed for services rendered to all of the funds, to the investment manager and to any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the funds was $418,415. For the year ended Sept. 30, 2004, the aggregate amount was $414,969.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

SECTION E - BOARD MEMBER INFORMATION

This section contains the following information:

- Table E-1 shows the compensation paid to Board members by each fund in its last fiscal year

- Table E-2 shows the dollar range of shares of all the funds owned by the Board members and the dollar range of shares owned in each individual fund.

TABLE E-1. BOARD MEMBER COMPENSATION*

during the fund's last fiscal period

FUND                                 FLYNN      JONES       LEWIS      PAGLIA     SIMPSON     TAUNTON-RIGBY
Aggressive Growth - total           $  750      $1,347     $1,448      $  758     $  842         $1,092
Amount deferred                        271                    556

Balanced - total                         0       1,754      1,904           0      1,550          1,750
Amount deferred                                               770

California Tax-Exempt - total          808       1,405      1,557         867        900          1,200
Amount deferred                        300                    583

Cash Management - total              2,700       4,004      4,155       2,975      3,500          3,800
Amount deferred                      1,138                  1,515

Core Bond - total                      967       1,404      1,555       1,025        900          1,200
Amount deferred                        379                    562

Disciplined Equity - total             967       1,288      1,433       1,025        783          1,083
Amount deferred                        379                    554

Diversified Bond - total             2,308       3,188      3,339       2,517      2,683          2,983
Amount deferred                        975                  1,196

Diversified Equity Income - total        0       2,204      2,354           0      2,000          2,200
Amount deferred                                               939

Dividend Opportunity - total         1,100       1,905      2,057       1,200      1,400          1,700
Amount deferred                        425                    769

Emerging Markets - total                 0       2,374      2,674           0      2,066          2,266
Amount deferred                                             1,049

Equity Value - total                   692       1,905      2,005         758      1,450          1,700
Amount deferred                        213                    803

European Equity - total                  0       1,204      1,354           0      1,050          1,150
Amount deferred                                               532

Fundamental Growth - total             992       1,755      1,857       1,033      1,250          1,500
Amount deferred                        375                    715

Fundamental Value - total              892       1,597      1,748         917      1,142          1,392
Amount deferred                        333                    670

Global Bond - total                      0       2,524      2,824           0      2,217          2,417
Amount deferred                                             1,112

Global Equity - total                    0       2,508      2,808           0      2,200          2,400
Amount deferred                                            1,102

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                     FLYNN     JONES       LEWIS      PAGLIA     SIMPSON     TAUNTON-RIGBY
Global Technology - total           $    0     $2,308     $2,608      $    0     $2,000         $2,200
Amount deferred                                            1,027

Growth - total                       1,367      2,004      2,155       1,475      1,500          1,800
Amount deferred                        554                   782

High Yield Bond - total              2,300      4,310      4,614       2,450      3,400          3,900
Amount deferred                        875                 1,758

Income Opportunities - total         1,025      1,463      1,614       1,083        958          1,258
Amount deferred                        408                   584

Inflation Protected
Securities - total                     967      1,404      1,555       1,025        900          1,200
Amount deferred                        379                   562

Intermediate Tax-Exempt
Bond - total                           208      1,204      1,404         158      1,050          1,150
Amount deferred                                              506

International Aggressive
Growth - total                           0      1,320      1,470           0      1,167          1,267
Amount deferred                                              571

International Equity - total             0      1,204      1,354           0      1,050          1,150
Amount deferred                                              532

International Opportunity - total        0      1,337      1,487           0      1,183          1,283
Amount deferred                                              581

International Select Value - total       0      1,237      1,387           0      1,083          1,183
Amount deferred                                              552

International Small Cap - total          0        887      1,037           0        783            833
Amount deferred                                              342

Large Cap Equity - total             1,700      2,521      2,672       1,850      2,017          2,317
Amount deferred                        700                   970

Large Cap Value - total                967      1,404      1,555       1,025        900          1,200
Amount deferred                        379                   562

Limited Duration Bond - total          967      1,404      1,555       1,025        900          1,200
Amount deferred                        379                   562

Massachusetts
Tax-Exempt - total                     808      1,405      1,557         867        900          1,200
Amount deferred                        300                   583

Michigan Tax-Exempt - total            808      1,405      1,557         867        900          1,200
Amount deferred                        300                   583

Mid Cap Growth - total                 317      2,462      2,662         267      2,308          2,408
Amount deferred                                              945

Mid Cap Value - total                    0      1,204      1,354           0      1,000          1,200
Amount deferred                                              548

Minnesota Tax-Exempt - total           925      1,605      1,757       1,000      1,100          1,400
Amount deferred                        300                   583

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                     FLYNN     JONES       LEWIS      PAGLIA    SIMPSON     TAUNTON-RIGBY
New York Tax-Exempt - total         $  808     $1,405     $1,557      $  867    $  900         $12,00
Amount deferred                        300                   583
Ohio Tax-Exempt - total                808      1,405      1,557         867       900          1,200
Amount deferred                        300                   583
Portfolio Builder Aggressive            **         **         **          **        **             **
Portfolio Builder Conservative          **         **         **          **        **             **
Portfolio Builder Moderate              **         **         **          **        **             **
Portfolio Builder
Moderate Aggressive                     **         **         **          **        **             **
Portfolio Builder                       **         **         **          **        **             **
Moderate Conservative
Portfolio Builder                       **         **         **          **        **             **
Total Equity
Precious Metals - total                483      1,255      1,355         492       800          1,050
Amount deferred                        138                   550
Real Estate - total                    808      1,027      1,172         867       625            925
Amount deferred                        300                   489
S&P 500 Index - total                  442      1,445      1,595         417     1,042          1,242
Amount deferred                        108                   638
Select Value - total                   900      1,647      1,798         933     1,192          1,442
Amount deferred                        333                   686
Short Duration U.S.
  Gov't - total                      2,108      3,986      4,288       2,233     3,075          3,575
Amount deferred                        791                 1,631
Small Cap Advantage - total            642      1,680      1,780         683     1,225          1,475
Amount deferred                        200                   722
Small Cap Equity - total               750      1,355      1,507         758       900          1,150
Amount deferred                        271                   575
Small Cap Growth - total               517      1,355      1,455         533       900          1,150
Amount deferred                        150                   590
 Small Cap Value - total             1,050      1,922      2,073       1,108     1,467          1,717
Amount deferred                        396                   792
Small Company Index - total            533      1,954      2,104         550     1,550          1,750
Amount deferred                        133                   827
Strategic Allocation - total             0      1,529      1,679           0     1,325          1,525
Amount deferred                                              675
Tax-Exempt Bond - total                242      1,612      1,812         192     1,458          1,558
Amount deferred                                              652
Tax-Exempt High Income - total         650      5,249      5,649         550     4,942          5,142
Amount deferred                                            2,017

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                     FLYNN     JONES       LEWIS      PAGLIA    SIMPSON    TAUNTON-RIGBY
Tax-Exempt Money
  Market - total                    $  208     $1,154     $1,304      $  167    $  950         $1,000
Amount deferred                                              430
U.S. Gov't Mortgage - total            800      1,455      1,607         817     1,000          1,250
Amount deferred                        292                   613
Value - total                          850      1,547      1,698         875     1,092          1,342
Amount deferred                        313                   648

VARIABLE PORTFOLIO FUNDS:
VP Balanced - total                 $2,283     $3,088     $3,239      $2,467    $2,583         $2,883
Amount deferred                        975                 1,163
VP Cash Management - total           1,317      1,821      1,972       1,400     1,317          1,617
Amount deferred                        542                   706
VP Core Bond - total                 1,025      1,454      1,605       1,083       950          1,250
Amount deferred                        408                   573
VP Core Equity - total                   0          0          0           0         0              0
Amount deferred
VP Diversified Bond - total          1,775      2,446      2,597       1,917     1,942          2,242
Amount deferred                        742                   931
VP Diversified Equity
  Income - total                     1,383      1,888      2,039       1,467     1,383          1,683
Amount deferred                        575                   731
VP Emerging Markets - total          1,025      1,454      1,605       1,083       950          1,250
Amount deferred                        408                   573
VP Global Bond - total               1,167      1,621      1,772       1,233     1,117          1,417
Amount deferred                        475                   634
VP Global Inflation Protected
  Securities - total                   217        319        319         217       217            217
Amount deferred                        108                    80
VP Growth - total                    1,100      1,554      1,705       1,167     1,050          1,350
Amount deferred                        442                   609
VP High Yield Bond - total           1,542      2,121      2,272       1,650     1,617          1,917
Amount deferred                        642                   814
VP Income
  Opportunities - total                383        486        537         433       383            433
Amount deferred                        192                   134
VP International
  Opportunity - total                1,458      1,988      2,139       1,550     1,483          1,783
Amount deferred                        608                   767
VP Large Cap Equity - total          2,200      2,946      3,097       2,367     2,442          2,742
Amount deferred                        942                 1,114

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                     FLYNN     JONES       LEWIS      PAGLIA    SIMPSON     TAUNTON-RIGBY
VARIABLE PORTFOLIO FUNDS:
VP Large Cap Value - total          $    0     $    0     $    0      $    0    $    0         $    0
Amount deferred
VP Mid Cap Growth - total            1,025      1,454      1,605       1,083       950          1,250
Amount deferred                        408                   573
VP Mid Cap Value - total                 0          0          0           0         0              0
Amount deferred
VP S&P 500 Index - total             1,092      1,521      1,672       1,150     1,017          1,317
Amount deferred                        442                   598
VP Select Value - total                  0          0          0           0         0              0
Amount deferred
VP Short Duration
U.S. Gov't - total                   1,175      1,654      1,805       1,250     1,150          1,450
Amount deferred                        475                   645
VP Small Cap
Advantage - total                    1,025      1,454      1,605       1,083       950          1,250
Amount deferred                        408                   573
VP Small Cap Value - total           1,092      1,521      1,672       1,150     1,017          1,317
Amount deferred                        442                   598

 * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation. Mr. Laikind, Ms. Pryor and Ms. Blatz were not Board members prior to September 30, 2005 and therefore are not included in the table.

** Portfolio Builder funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Portfolio Builder fund invests.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

TABLE E-2. BOARD MEMBER HOLDINGS*

As of Aug. 31, 2005

                                                                                                        AGGREGATE DOLLAR
                                                                                                        RANGE OF EQUITY
                                                                                                       SECURITIES OF ALL
                                                                                                       RIVERSOURCE FUNDS
                                                                                                          OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND**                                BOARD MEMBER
BOARD MEMBER               FUND                                              RANGE                           RANGE
Carlson                    New Dimensions                                $50,000-100,000                $50,000-$100,000
                           Select Value                                    $1-$10,000

Flynn                                                                                                          $0

Jones                      Cash Management                               $10,001-$50,000
                           Diversified Bond                             $50,001-$100,000
                           Emerging Markets                              $10,001-$50,000
                           Global Bond                                  $50,000-$100,000
                           Growth                                        $10,001-$50,000
                           High Yield Bond                                Over $100,000                   Over $100,000
                           New Dimensions                                 Over $100,000
                           Short Duration U.S. Gov't                      Over $100,000
                           Small Cap Advantage                           $10,001-$50,000
                           Small Company Index                           $10,001-$50,000
                           Tax-Exempt Bond                               $10,001-$50,000

Lewis                      Diversified Equity Income                    $50,000-$100,000                $50,000-$100,000
                           Mid Cap Growth                                $10,000-$50,000

Paglia                                                                                                         $0

Simpson                    Diversified Bond                              $10,001-$50,000
                           Dividend Opportunity                          $10,001-$50,000
                           High Yield Bond                               $10,001-$50,000                  Over $100,000
                           New Dimensions                                $10,001-$50,000

Taunton-Rigby                                                                                                  $0

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                                        AGGREGATE DOLLAR
                                                                                                        RANGE OF EQUITY
                                                                                                       SECURITIES OF ALL
                                                                                                       RIVERSOURCE FUNDS
                                                                                                          OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND**                                BOARD MEMBER
BOARD MEMBER               FUND                                              RANGE                           RANGE
Truscott                   Balanced                                     $50,001-$100,000
                           Disciplined Equity                           $50,001-$100,000
                           Diversified Bond                              $10,001-$50,000
                           Dividend Opportunity                           Over $100,000
                           Emerging Markets                              $10,001-$50,000
                           Global Equity                                $50,001-$100,000
                           Global Technology                             $10,001-$50,000
                           Growth                                       $50,001-$100,000
                           High Yield Bond                              $50,001-$100,000
                           High Yield Tax-Exempt                        $50,001-$100,000
                           Income Opportunities                          $10,001-$50,000
                           Intermediate Tax-Exempt                      $50,001-$100,000               Over $100,000
                           International Opportunity                      Over $100,000
                           Large Cap Equity                               Over $100,000
                           Large Cap Value                              $50,001-$100,000
                           Massachusetts Tax-Exempt                       Over $100,000
                           Mid Cap Growth                               $50,001-$100,000
                           Mid Cap Value                                  Over $100,000
                           Portfolio Builder Moderate
                           Aggressive Growth                              Over $100,000
                           Real Estate                                  $50,001-$100,000
                           Strategic Allocation                           Over $100,000

 * Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members as of Sept. 30, 2005 and therefore are not included in the table. All shares of the variable portfolio funds are owned by life insurance companies. Shares of the variable portfolio funds are not available for purchase by individuals, including Board members.

** The percentage of shares beneficially owned by all Board members and officers as a group does not exceed 1% of any class of shares of any fund.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT

EXHIBIT A

BOARD EFFECTIVENESS COMMITTEE CHARTER

RESOLVED, That the Board Effectiveness Committee be composed of the independent members appointed annually by the Board and the Chair of the Board;

RESOLVED, That one member shall be appointed to Chair the Committee and the Committee shall meet upon call of the Chair;

RESOLVED, That the Committee will make recommendations to the Board on:

-  The responsibilities and duties of the Board;

- The criteria to be used to determine the size and structure of the Boards and the background and characteristics of independent Board members;

- The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

- The annual evaluation of the Board's performance and the attendance of members; and

-  The compensation to be paid to independent members; and further

RESOLVED, That the Committee shall be assigned such further areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       A.1

EXHIBIT B

JOINT AUDIT COMMITTEE CHARTER

This charter is scheduled to be reviewed at an upcoming meeting of the Board. At that time, the Board is expected to update the charter, including changing references from American Express Financial Corporation and its subsidiaries to Ameriprise Financial, Inc. and its subsidiaries. In addition, references to American Express Company will be eliminated.

MEMBERSHIP AND QUALIFICATIONS

The Joint Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Committee for any reason.

No member shall be an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act, nor shall any member receive any compensation from the Fund except compensations for service as a member of the Board and Board committees.

At least one member of the Committee shall be an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

- Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-  An understanding of audit committee functions.

A person shall have acquired such attributes through:

- Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

- Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       B.1

- Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

-  Other relevant experience.

The Board shall determine "audit committee financial experts" annually.

PURPOSES OF THE COMMITTEE

The Committee is to assist independent members of the Boards in fulfilling their oversight responsibilities to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, the work done by external auditors, the adequacy of internal controls, and the compliance with applicable laws and regulations by:

- Overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

- Overseeing, or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

- Overseeing, or, as appropriate, assisting Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; and

- Approving prior to appointment the engagement of the Fund's independent auditor (Auditor) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's Auditor.

The Auditor for the Fund shall report directly to the Committee.

DUTIES AND POWERS

To carry out its purposes, the Committee shall have the following duties and powers:

- Recommend the Auditor that the Committee believes is qualified to examine and report on the financial statements to the independent members of the Board within 90 days before or after the fiscal year end of the Fund;

-  Meet with representatives of the Auditor to:

   - Review and evaluate matters potentially affecting its independence and capabilities by:

      - Approving prior to appointment the professional services the Auditor requests to perform for American Express Financial Corporation and any of its subsidiaries that provide services to the Fund;

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       B.2

      - Considering the controls applied by the Auditor and measures taken by American Express Financial Corporation to assure that all items requiring pre-approval are identified and referred to the Committee in a timely fashion; and

      - Evaluating the auditor's independence by receiving a report on business relationships at each meeting setting forth the work it has been engaged to do for American Express Company or its subsidiaries.

   - Consider the scope of the annual audit and any special audits and review and approve the estimated fees to be charged;

   - Consider the information and comments from the Auditor with respect to the Fund's accounting and financial reporting policies, procedures and internal controls over financial reporting; the responses to the comments by American Express Financial Corporation; and possible improvements that can be made in the quality of the Fund's accounting and financial reporting;

- Meet with representatives of American Express Enterprise Risk and Assurance Services to:

   - Discuss its responsibility to the Fund with respect to its review of operations of American Express Financial Corporation and affiliates to the extent they pertain to the registered investment companies;

   - Consider its authority, including the support it receives from American Express Financial Corporation's senior management and American Express Company's General Auditor;

   - Discuss whether it complies with the Institute of Internal Auditors' "Standard for the Professional Practice of Internal Auditing;"

   -  Review its budget, staffing and proposed audit plans each year; and

   - Review reports issued by American Express Enterprise Risk and Assurance Services that pertain to American Express Financial Corporation's operations related to the registered investment companies.

- Encourage open lines of communications among the Committee, the Auditor, and American Express Enterprise Risk and Assurance Services to:

   - Consider information and comments from the Auditor with respect to the Fund's financial statements, including any adjustments to such statements recommended by the Auditor and to review the opinion of the Auditor;

   - Resolve any disagreements between American Express Financial Corporation and the Auditor;

   - Review, in connection with required certifications of Form N-CSR, any significant deficiencies in the design or operations of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving any person who has a significant role in the Fund's internal control over financial reporting;

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       B.3

   - Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of American Express Financial Corporation of concerns about accounting or auditing matters, and address reports from attorneys or auditors of possible violations of federal or state laws or fiduciary duty;

   - Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

- Consider the adequacy and effectiveness of internal controls, including the controls over computerized information systems, through discussions with the Auditor, American Express Enterprise Risk and Assurance Services and appropriate American Express Financial Corporation managers who provide reports to the Committee and elicit their recommendations for improving or identifying particular areas where new or more detailed controls or procedures are desirable giving particular emphasis to the adequacy of internal controls for exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

- Request to be informed about all new or changed accounting principles and disclosure practices on a timely basis and inquire regarding the judgment and reasoning regarding the appropriateness, not just the acceptability, of the changes or proposed changes;

- Report the work of the Committee to the Board as frequently as the Committee deems appropriate;

- Review and assess the adequacy of the Committee's charter at least annually and recommend any changes to the Board;

- Meet at least once a year in a private meeting with each of the three following groups: the Auditor, the American Express Financial Corporation's management personnel responsible for the financial statements and recordkeeping of the Fund, the Senior Vice President - Enterprise Risk and Assurance Services for American Express Financial Corporation, and the General Auditor and Chief Operational Risk Officer for American Express Company;

- Consider such other matters as any Board or Committee deems appropriate and perform such additional tasks as directed by resolution of any Board;

- Conduct its own investigations into issues related to its responsibilities and is authorized to employ such professional and technical assistance as it deems necessary.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Auditor for the purpose of

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       B.4
conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services to one or more members. Any decisions of the member to grant pre-approvals shall be presented to the Committee at its next regularly scheduled meeting.

ROLE AND RESPONSIBILITIES

The function of the Committee is oversight; it is American Express Financial Corporation's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor's responsibility to plan and carry out a proper audit. Specifically, American Express Financial Corporation is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in the Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of American Express Financial Corporation's for preparing, or the Auditor for auditing, the financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       B.5

OPERATIONS

The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

The Committee may select one of its members to be the chair and may select a vice chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee shall meet on a regular basis and at least four times annually and is empowered to hold special meetings as circumstances require. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee or meetings may be fixed in advance by the Committee.

The agenda shall be prepared under the direction and control of the Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually. The Committee may also request to meet with internal legal counsel and compliance personnel of American Express Financial Corporation and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       B.6

FUND NAMES

FORMER AXP FUND NAME                                 NEW RIVERSOURCE FUND NAME
RETAIL FUNDS:                                        RETAIL FUNDS:
AXP California Tax-Exempt                            RiverSource California Tax-Exempt
AXP Cash Management                                  RiverSource Cash Management
AXP Core Bond                                        RiverSource Core Bond
AXP Diversified Bond                                 RiverSource Diversified Bond
AXP Diversified Equity Income                        RiverSource Diversified Equity Income
AXP Dividend Opportunity                             RiverSource Dividend Opportunity
AXP Equity Select                                    RiverSource Mid Cap Growth
AXP Equity Value                                     RiverSource Equity Value
AXP Global Bond                                      RiverSource Global Bond
AXP Global Technology                                RiverSource Global Technology
AXP Growth                                           RiverSource Growth
AXP High Yield Bond                                  RiverSource High Yield Bond
AXP High Yield Tax-Exempt                            RiverSource Tax-Exempt High Income
AXP Income Opportunities                             RiverSource Income Opportunities
AXP Inflation Protected Securities                   RiverSource Inflation Protected Securities
AXP Intermediate Tax-Exempt                          RiverSource Intermediate Tax-Exempt
AXP Large Cap Equity                                 RiverSource Large Cap Equity
AXP Large Cap Value                                  RiverSource Large Cap Value
AXP Limited Duration Bond                            RiverSource Limited Duration Bond
AXP Managed Allocation                               RiverSource Strategic Allocation
AXP Massachusetts Tax-Exempt                         RiverSource Massachusetts Tax-Exempt
AXP Michigan Tax-Exempt                              RiverSource Michigan Tax-Exempt
AXP Mid Cap Value                                    RiverSource Mid Cap Value
AXP Minnesota Tax-Exempt                             RiverSource Minnesota Tax-Exempt
AXP Mutual                                           RiverSource Balanced
AXP New York Tax-Exempt                              RiverSource New York Tax-Exempt
AXP Ohio Tax-Exempt                                  RiverSource Ohio Tax-Exempt
AXP Partners Aggressive Growth                       RiverSource Aggressive Growth
AXP Partners Fundamental Value                       RiverSource Fundamental Value
AXP Partners Growth                                  RiverSource Fundamental Growth
AXP Partners International Aggressive Growth         RiverSource International Aggressive Growth
AXP Partners International Core                      RiverSource International Equity
AXP Partners International Select Value              RiverSource International Select Value
AXP Partners International Small Cap                 RiverSource International Small Cap
AXP Partners Select Value                            RiverSource Select Value
AXP Partners Small Cap Core                          RiverSource Small Cap Equity
AXP Partners Small Cap Growth                        RiverSource Small Cap Growth
AXP Partners Small Cap Value                         RiverSource Small Cap Value
AXP Partners Value                                   RiverSource Value
AXP Portfolio Builder Aggressive                     RiverSource Portfolio Builder Aggressive
AXP Portfolio Builder Conservative                   RiverSource Portfolio Builder Conservative

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       B.7

FORMER AXP FUND NAME                                 NEW RIVERSOURCE FUND NAME
RETAIL FUNDS: (CONT.)                                RETAIL FUNDS: (CONT.)
AXP Portfolio Builder Moderate                       RiverSource Portfolio Builder Moderate
AXP Portfolio Builder Moderate Aggressive            RiverSource Portfolio Builder Moderate Aggressive
AXP Portfolio Builder Moderate Conservative          RiverSource Portfolio Builder Moderate Conservative
AXP Portfolio Builder Total Equity                   RiverSource Portfolio Builder Total Equity
AXP Precious Metals                                  RiverSource Precious Metals
AXP Quantitative Large Cap Equity                    RiverSource Disciplined Equity
AXP Real Estate                                      RiverSource Real Estate
AXP S&P 500 Index                                    RiverSource S&P 500 Index
AXP Short Duration U.S. Government                   RiverSource Short Duration U.S. Government
AXP Small Cap Advantage                              RiverSource Small Cap Advantage
AXP Small Company Index                              RiverSource Small Company Index
AXP Tax-Exempt Bond                                  RiverSource Tax-Exempt Bond
AXP Tax-Free Money                                   RiverSource Tax-Exempt Money Market
AXP Threadneedle Emerging Markets                    RiverSource Emerging Markets
AXP Threadneedle European Equity                     RiverSource European Equity
AXP Threadneedle Global Equity                       RiverSource Global Equity
AXP Threadneedle International                       RiverSource International Opportunity
AXP U.S. Government Mortgage                         RiverSource U.S. Government Mortgage

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       B.8

FORMER AXP FUND NAME                                 NEW RIVERSOURCE FUND NAME
VARIABLE PORTFOLIO FUNDS:                            VARIABLE PORTFOLIO FUNDS:
AXP VP - Cash Management                             RiverSource VP - Cash Management
AXP VP - Core Bond                                   RiverSource VP - Core Bond
AXP VP - Core Equity                                 RiverSource VP - Core Equity
AXP VP - Diversified Bond                            RiverSource VP - Diversified Bond
AXP VP - Diversified Equity Income                   RiverSource VP - Diversified Equity Income
AXP VP - Equity Select                               RiverSource VP - Mid Cap Growth
AXP VP - Global Bond                                 RiverSource VP - Global Bond
AXP VP - Global Inflation Protected Securities       RiverSource VP - Global Inflation Protected Securities
AXP VP - Growth                                      RiverSource VP - Growth
AXP VP - High Yield Bond                             RiverSource VP - High Yield Bond
AXP VP - Income Opportunities                        RiverSource VP - Income Opportunities
AXP VP - Large Cap Equity                            RiverSource VP - Large Cap Equity
AXP VP - Large Cap Value                             RiverSource VP - Large Cap Value
AXP VP - Managed                                     RiverSource VP - Balanced
AXP VP - Mid Cap Value                               RiverSource VP - Mid Cap Value
AXP VP - Partners Select Value                       RiverSource VP - Select Value
AXP VP - Partners Small Cap Value                    RiverSource VP - Small Cap Value
AXP VP - S&P 500 Index                               RiverSource VP - S&P 500 Index
AXP VP - Short Duration U.S. Government              RiverSource VP - Short Duration U.S. Government
AXP VP - Small Cap Advantage                         RiverSource VP - Small Cap Advantage
AXP VP - Threadneedle Emerging Markets               RiverSource VP - Emerging Markets
AXP VP - Threadneedle International                  RiverSource VP - International Opportunity

                    RIVERSOURCE FUNDS -- PROXY STATEMENT
                                       B.9

                                                                S-6380 A (12/05)

                            ezVote(SM) Consolidated Proxy Card
      PROXY TABULATOR
       P.O. BOX 9132        This form is your EzVote Consolidated Proxy. It reflects all of your
   HINGHAM, MA 02043-9132   accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.
        999 999 999 999 99
                            RIVERSOURCE(SM) FUNDS
                            (formerly known as AMERICAN EXPRESS FUNDS)
                            PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
                            FEBRUARY 15, 2006

Your fund will hold a shareholders' meeting in the Galaxy Room on the 50th floor of the IDS Center, 80 South Eighth Street, Minneapolis, MN, at 10:00 a.m. on February 15, 2006. You are entitled to vote at the meeting if you were a shareholder on December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors/Trustees recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on February 15, 2006, and any adjournment thereof.

                                           Date __________________


                                Signature(s) (Joint owners)    (Sign in the Box)

                                Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                              AMEX COMMON EZ - 1


      IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE
                               INDIVIDUAL BALLOTS

                                              THREE EASY WAYS TO VOTE

        To vote by Telephone                       To vote by Internet                        To vote by Mail
1) Read the proxy statement and have the   1) Read the proxy statement and have      1) Read the Proxy Statement.
   Consolidated Proxy Card at hand.           Consolidated Proxy Card at hand.       2) Check the appropriate boxes on the
2) Call 1-888-221-0697.                    2) Go to www.proxyweb.com                    reverse side.
3) Follow the recorded instructions.       3) Follow the on-line directions.         3) Sign and date the proxy card.
                                                                                     4) Return the proxy card in the envelope
                                                                                        provided.

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.


LABEL BELOW FOR MIS USE ONLY!                                                               INDIVIDUAL BALLOTS
M1197                                                            On the reverse side of this form (and on accompanying pages,
AMERICAN EXPRESS - AMERIPRISE                                    if necessary) you will find individual ballots, one for each of
ORIGINAL EZVOTE 9-16-05 KD                                       your accounts. If you would wish to vote each of these accounts
DOREEN (AMEX EZVOTE FEB 2006 DH)                                 separately, sign in the signature box below, mark each individual
REVIEW #1 10-18-05 KD                                            ballot to indicate your vote, detach the form at the perforation
REVISION #1 10-19-05 KD                                          above and return the individual ballots portion only.

                                                                 NOTE: If you choose to vote each account separately, do
                                                                 not return the Consolidated Proxy Card above.
MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___

                                                                                           Date __________________


OK TO PRINT AS IS* _______________________ *By signing this form you are authorizing MIS to print this form in its current state.

________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING                  DATE

                                                                 Signature(s) (Joint owners)                (Sign in the Box)

                                                                 Note: Please sign this proxy exactly as your name or
                                                                 names appears on this card. Joint owners should each
                                                                 sign personally. Trustees and other fiduciaries
                                                                 should indicate the capacity in which they sign, and
                                                                 where more than one name appears, a majority must
                                                                 sign. If a corporation, this signature should be that
                                                                 of an authorized officer who should state his or her
                                                                 title.

                                                                                                                 AMEX COMMON IND - 1

                            ezVote(SM) Consolidated Proxy Card

Please refer to Pages 3 and 4 in the Proxy Statement to determine if Proposals are applicable to your Fund(s).

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

If you do not mark a proposal, your proxy will be voted FOR the proposal.
                                                                                                           FOR  WITHHOLD  FOR ALL
1. ELECTION OF BOARD MEMBERS.                                                                              ALL     ALL     EXCEPT
   (01) Kathleen Blatz    (04)Anne P. Jones         (07)Catherine James Paglia (10) Alison Taunton-Rigby
   (02) Arne H. Carlson   (05)Jeffrey Laikind       (08)Vikki L. Pryor         (11) William F. Truscott    [ ]      [ ]     [ ]   1.
   (03) Patricia M. Flynn (06)Stephen R. Lewis, Jr. (09)Alan K. Simpson

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT"
   box and write the nominee's number on the line above.)

                                                                                                           FOR  AGAINST   ABSTAIN

2. Amend the Articles of Incorporation to permit the Board to establish the
   minimum account value and to change the name of the corporation                                         [ ]      [ ]     [ ]   2.

3. Approve an Investment Management Services Agreement with RiverSource
   Investments, LLC                                                                                        [ ]      [ ]     [ ]   3.

4. Approve a Subadvisory Agreement between RiverSource Investments and Kenwood
   Capital Management LLC                                                                                  [ ]      [ ]     [ ]   4.

5. Approve a Subadvisory Agreement between RiverSource Investments and
   Threadneedle International Limited                                                                      [ ]      [ ]     [ ]   5.

6. Approve a Subadvisory Agreement between RiverSource Investments and Davis
   Advisors                                                                                                [ ]      [ ]     [ ]   6.

7. Approve changes in fundamental investment policies

   A. Diversification                                                                                      [ ]      [ ]     [ ]  7A.

   B. Ten Percent Limitation in Single Issuer                                                              [ ]      [ ]     [ ]  7B.

   C. Lending                                                                                              [ ]      [ ]     [ ]  7C.

   D. Borrowing                                                                                            [ ]      [ ]     [ ]  7D.

   E. Precious Metals                                                                                      [ ]      [ ]     [ ]  7E.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.                                                     AMEX COMMON EZ - 1

                IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

                                                      INDIVIDUAL BALLOTS
           NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

000 0000000000 000 0                                                             000 0000000000 000 0

JOHN Q. PUBLIC                                                                   JOHN Q. PUBLIC
123 MAIN STREET                                                                  123 MAIN STREET
ANYTOWN, MA 02030                             999 999 999 999 99                 ANYTOWN, MA 02030               999 999 999 999 99

FUND NAME PRINTS HERE                                                            FUND NAME PRINTS HERE
                                                  FOR     WITHHOLD FOR ALL
1. ELECTION OF BOARD MEMBERS.                     ALL       ALL    EXCEPT*
   (See Nominee list on consolidated ballot.)
                                                  [ ]       [ ]      [ ]

*EXCEPT___________________________                                               LABEL BELOW FOR MIS USE ONLY!
                                                  FOR     AGAINST  ABSTAIN       M1197
2. Amend the Articles of Incorporation            [ ]       [ ]      [ ]         AMERICAN EXPRESS - AMERIPRISE
3. Approve Investment Management Services                                        ORIGINAL EZVOTE 9-16-05 KD
   Agreement                                      [ ]       [ ]      [ ]         DOREEN (AMEX EZVOTE FEB 2006 DH)
                                                                                 REVISION #1 10-19-05 KD
4. Approve a Subadvisory Agreement w/Kenwood      [ ]       [ ]      [ ]         REVIEW #1 10-20-05 KD
5. Approve a Subadvisory Agreement w/
   Threadneedle                                   [ ]       [ ]      [ ]
6. Approve a Subadvisory Agreement w/ Davis
   Advisors                                       [ ]       [ ]      [ ]
7. Approve changes in fundamental policies
   A. Diversification                             [ ]       [ ]      [ ]
   B. Ten Percent Limitation in Single Issuer     [ ]       [ ]      [ ]
   C. Lending                                     [ ]       [ ]      [ ]
   D. Borrowing                                   [ ]       [ ]      [ ]
   E. Precious Metals                             [ ]       [ ]      [ ]

                                                                                                                 AMEX COMMON IND - 1



                                 PROXY STATEMENT

                                                               December 16, 2005

HERE IS A BRIEF OVERVIEW OF SOME OF THE CHANGES BEING RECOMMENDED FOR YOUR RIVERSOURCE MUTUAL FUND OR VARIABLE PORTFOLIO FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

Q: WHAT ORGANIZATION CHANGES HAVE RECENTLY TAKEN PLACE?

On Sept. 30, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) became an independent company from American Express. An affiliate of Ameriprise Financial, RiverSource Investments now serves as investment manager to your fund. As a result, your fund's name and the names of service providers to your fund have changed. Your statements should now reflect this new name and the funds are now listed under RiverSource in the newspaper.

Q: WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, responding by internet or attending the shareholder meeting.

Q: IS MY VOTE IMPORTANT?

Absolutely! While the Board of Directors/Trustees (Board) for RiverSource Funds has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (in most cases, 50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.

Q: WHAT AM I BEING ASKED TO VOTE ON?

At all regular meetings, shareholders elect Board members. In addition, shareholders at this meeting will vote on other proposals. These include:

- Amending the Fund's Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation.

- Approving an Investment Management Services Agreement (IMS Agreement) with RiverSource Investments, LLC.

- Approving a subadvisory agreement with Kenwood Capital Management LLC (Kenwood), Threadneedle International Limited or Davis Advisors (Davis).

- Approving changes in fundamental investment policies related to diversification, lending and borrowing.

Some of these changes affect all Funds, while others affect only certain Funds. Please refer to "Section A - Overview" of the proxy statement to see what proposals apply to your Fund. We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.

Q: WHAT DO BOARD MEMBERS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: WHAT CHANGES ARE PROPOSED TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT?

In September, the Fund's investment manager, Ameriprise Financial, Inc. (formerly known as American Express Financial Corporation) was spun off from its parent company, American Express Company. The investment management functions were then moved to RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial. While this change did not cause a termination of the IMS Agreement, or otherwise affect its terms and conditions, the Board determined that it would be prudent to give shareholders an opportunity to vote on the new arrangement. For equity and balanced funds, the new agreement also clarifies the circumstances under which the Board may change an index for purposes of calculating a performance incentive adjustment. For variable portfolio funds, the agreement eliminates transfer agency services, which will be provided under a separate agreement if shareholders approve the new agreements. Finally, for many funds the new agreement includes revised fee schedules. The fee schedules reflect the pricing philosophy recommended by the investment manager and approved by the Board. Under that pricing philosophy, management fees are set so that net expenses for most funds will be at or below median net expenses relative to a peer group of comparable funds.

Q: WHAT CHANGES ARE PROPOSED TO THE SUBADVISORY AGREEMENTS?

Certain subadvisers are considered affiliates of RiverSource Investments. Shareholders of funds advised by those subadvisers are being asked to approve the subadvisory agreements as a result of the spin off described in the previous paragraph. In addition, the subadvisory agreements with Kenwood and Davis include proposed changes in the fee schedules. Because subadvisory fees are paid to Kenwood and Davis by RiverSource Investments, not by the Funds, the proposed change will not affect the expenses of the Funds or the cost to shareholders.

Q: WHAT CHANGES ARE PROPOSED TO FUND POLICIES?

Policies are being standardized to match the other funds in the group and to eliminate unnecessary limitations. This will not change the way your Fund is managed.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: HOW DO I VOTE?

-  You can vote in one of four ways:

-  By mail with the enclosed proxy card

-  By telephone

-  By web site

-  In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.